PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 Aircraft

[***] = Certain identified information has been excluded from the exhibits because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729	Page 1
BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment
Article 5	Additional Terms
TABLE	TITLE
1	Aircraft Information Table
EXHIBIT
A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463	Open Matters
SWA-PA-03729-LA-1106464	[***]
SWA-PA-03729-LA-1106465	[***]
SWA-PA-03729-LA-1106466	[***]

SWA-PA-03729	Page 2
BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106467	[***]
SWA-PA-03729-LA-1106468	[***]
SWA-PA-03729-LA-1106469	[***]
SWA-PA-03729-LA-1106470	[***]
SWA-PA-03729-LA-1106471	Substitute Aircraft
SWA-PA-03729-LA-1106472	[***]
SWA-PA-03729-LA-1106473	[***]
SWA-PA-03729-LA-1106474	Option Aircraft
SWA-PA-03729-LA-1106475	[***]
SWA-PA-03729-LA-1106476	[***]
SWA-PA-03729-LA-1106477	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479	[***]
SWA-PA-03729-LA-1106480	[***]
SWA-PA-03729-LA-1106481	[***]
SWA-PA-03729-LA-1106482	[***]
SWA-PA-03729-LA-1106483	[***]
SWA-PA-03729-LA-1106484	[***]
SWA-PA-03729-LA-1106485	[***]

SWA-PA-03729	Page 3
BOEING PROPRIETARY

Purchase Agreement No. PA-03729
between
The Boeing Company
and
Southwest Airlines Co.
This Purchase Agreement No. PA-03729 between The Boeing Company, a Delaware corporation, (Boeing) and Southwest Airlines Co., a Texas corporation, (Customer) relating to the purchase and sale of Model 737-8 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 13, 2011 between the parties, identified as SWA-AGTA (AGTA).
1.Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.Price.
3.1    Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
3.2    Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the scheduled delivery month of each Aircraft.
4.Payment.
4.1    Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).
4.2    The standard advance payment schedule for the Model 737-8 aircraft requires Customer [***], on the effective date of the Purchase Agreement for the

SWA-PA-03729	Page 4
BOEING PROPRIETARY

Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
4.3    For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
4.4    Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5.Additional Terms.
5.1    Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
5.2    Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.
5.3    Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
5.4    Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.
5.5    Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.
5.6    Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.7    Public Announcement. Each of Customer and Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval from the authorized representative of the other party hereto.
5.8    Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA,

SWA-PA-03729	Page 5
BOEING PROPRIETARY

contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

December 13, 2011
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Cheri A Fischer	/s/ Michael Van de Ven
Signature	Signature

Cheri A Fischer	Michael Van de Ven
Printed name	Printed name

Attorney-in-Fact	EVP & Chief Operating Officer
Title	Title

SWA-PA-03729	Page 6
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	175900 pounds	Detail Specification:		D019A001-TBD (10/27/2011)
Engine Model/Thrust:		CFMLEAP-1B24	tbd pounds	Airframe Price Base Year/Escalation Formula:		Jul-11	ECI-MFG/CPI
Airframe Price:			[***]	Engine Price Base Year/Escalation Formula:		N/A	N/A
Optional Features:			[***]
Sub-Total of Airframe and Features:			[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):			[***]	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):			[***]	Base Year Index (CPI):		[***]
Buyer Furnished Equipment (BFE) Estimate:			[***]
Seller Purchased Equipment (SPE) Estimate:			[***]

Deposit per Aircraft:			[***]

		Escalation [1]		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)		Price Per A/P	[***]	[***]	[***]	[***]
2017	4	[***]		[***]	[***]	[***]	[***]	[***]
2018	15	[***]		[***]	[***]	[***]	[***]	[***]
2019	33	[***]		[***]	[***]	[***]	[***]	[***]
2020	34	[***]		[***]	[***]	[***]	[***]	[***]
2021	34	[***]		[***]	[***]	[***]	[***]	[***]
2022	30	[***]		[***]	[***]	[***]	[***]	[***]
Total:	150

¹    The escalation factor estimate reflects a July escalation factor which is used for determining the annual average Advance Payment Base Price per Aircraft. [***]

SWA-PA-03729 APR 58681-1F.TXT	Page 1
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA	Purchase Agreement 03729 EXA Page 1
BOEING PROPRIETARY

Exhibit A
AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT

The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing 7378 Airplane Description Document No. D019A007 Rev New dated November 4, 2011 and is more fully discussed in Letter Agreement SWA-PA-03729-LA-1106463 entitled “Open Matters.”

SWA-PA-03729-EXA	Purchase Agreement 03729 EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Exhibit B to Purchase Agreement Number PA-03729

SWA-PA-03729-EXB	Page 1
BOEING PROPRIETARY

Exhibit B
AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 737-8 AIRCRAFT
Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.    GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1    Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2    Certificate of Sanitary Construction.
1.2.1    U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be provided by Boeing to Customer and displayed aboard each Aircraft after delivery to Customer.
1.2.2    Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.3    Customs Documentation.
1.3.1    Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

SWA-PA-03729-EXB	Page 2
BOEING PROPRIETARY

1.3.2    General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.3    Export Declaration U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2.    Insurance Certificates.
Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.
3.    NOTICE OF FLYAWAY CONFIGURATION.
Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:
(i)the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(iii)any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(iv)a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(v)a complete ferry flight itinerary.

SWA-PA-03729-EXB	Page 3
BOEING PROPRIETARY

4.    DELIVERY ACTIONS BY BOEING.
4.1    Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.
4.2    Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
4.3    Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
4.4    Fuel Provided by Boeing. Boeing will provide to Customer, [***] the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	1,000
4.5    Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
4.6    Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery with drafts, to the extent reasonably available, to be provided to Customer not less than five (5) days prior thereto. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will preposition in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.
4.6.1    Boeing agrees that to the extent that the Cape Town Convention may be applicable to the sale of the Aircraft to Customer, Boeing as seller shall consent to the sale as reasonably requested by Customer (at Customer’s cost and expense) to permit Customer to register the sale of the Aircraft on the International Registry (as defined in the Cape Town Convention) in favor of Customer.
4.6.1.1    Definitions applicable to Article 0 herein.
(i)“Cape Town Convention” means Convention on International Interests in Mobile Equipment, concluded in Cape Town, South Africa, on November 16, 2001 (including the Protocol and as amended, supplemented or modified from time to time).
(ii)“Protocol” means Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft (as amended, modified or supplemented from time to time)

SWA-PA-03729-EXB	Page 4
BOEING PROPRIETARY

4.7    Delegation of Authority. Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5.    DELIVERY ACTIONS BY CUSTOMER.
5.1    Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.
5.2    Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.
5.3    Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4    TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
5.5    Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

SWA-PA-03729-EXB	Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Supplemental Exhibit AE1
to Purchase Agreement Number PA-03729

SWA-PA-03729-AE1	Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
relating to
BOEING MODEL 737-8 AIRCRAFT
1.    [***]

SWA-PA-03729-AE1	Page 2
BOEING PROPRIETARY

2.[***]

SWA-PA-03729-AE1	Page 3
BOEING PROPRIETARY

SWA-PA-03729-AE1	Page 4
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-03729

SWA-PA-03729-BFE1	Page 1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-8 AIRCRAFT
This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	tbd

Galley Inserts	tbd

Seats (passenger)	tbd

Overhead & Audio System	tbd

In-Seat Video System	tbd

Miscellaneous Emergency Equipment	tbd

Cargo Handling Systems* (Single Aisle Programs only)	tbd
*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.
2.On-dock Dates and Other Information.
On or before _______tbd__________, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

SWA-PA-03729-BFE1	Page 2

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates [Month of Delivery]
Aircraft
Seats	TBD
Galleys/Furnishings	TBD
Antennas & Mounting Equipment	TBD
Avionics	TBD
Cabin Systems Equipment	TBD
Miscellaneous Emergency Equipment	TBD
Textiles/Raw Material	TBD
Cargo Systems (Single Aisle Programs)	TBD
Provision Kits (Single Aisle Programs)	TBD
Radomes (Single Aisle Programs)	TBD
Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

SWA-PA-03729-BFE1	Page 3

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES
between
THE BOEING COMPANY
and
SOUTHWEST AIRLINES CO.
Supplemental Exhibit CS1
to Purchase Agreement Number PA-03729

SWA-PA-03729-CS1	Page 1
BOEING PROPRIETARY

[***]

SWA-PA-03729-CS1	Page 2
BOEING PROPRIETARY

SWA-PA-03729-CS1	Page 3
BOEING PROPRIETARY

SWA-PA-03729-CS1	Page 4
BOEING PROPRIETARY

SWA-PA-03729-CS1	Page 5
BOEING PROPRIETARY

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY
between
THE BOEING COMPANY
and
SOUTHWEST AIRLINES CO.
Supplemental Exhibit EE1
to Purchase Agreement Number PA-03729

SWA-PA-03729-EE1	Page 1
BOEING PROPRIETARY

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY
relating to
BOEING MODEL 737-8 AIRCRAFT
[***]

SWA-PA-03729-EE1	Page 2
BOEING PROPRIETARY

SWA-PA-03729-EE1	Page 3
BOEING PROPRIETARY

SWA-PA-03729-EE1	Page 4
BOEING PROPRIETARY

SWA-PA-03729-EE1	Page 5
BOEING PROPRIETARY

SWA-PA-03729-EE1	Page 6
BOEING PROPRIETARY

[***]

[***]

SWA-PA-03729-EE1	Page 7
BOEING PROPRIETARY

[***]

SWA-PA-03729-EE1	Page 8
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
between
THE BOEING COMPANY
and
SOUTHWEST AIRLINES CO.
Supplemental Exhibit SLP1
to Purchase Agreement Number PA-03729

SWA-PA-03729-SLP1		Page 1
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
relating to
BOEING MODEL 737-8 AIRCRAFT
This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03729.
1.Wing.
(i)Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii)Wing spar webs, chords and stiffeners.
(iii)Inspar wing ribs.
(iv)Inspar splice plates and fittings.
(v)Main landing gear support structure.
(vi)Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii)Wing-to-body structural attachments.
(viii)Engine strut support fittings attached directly to wing primary structure.
(ix)Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; for leading edge devices and trailing edge flaps; and the winglets.
(x)Trailing edge flap tracks and carriages.
(xi)Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
2.Body.
(i)External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(ii)Window and windshield structure but excluding the windows and windshields.
(iii)Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

SWA-PA-03729-SLP1		Page 2
BOEING PROPRIETARY

(iv)Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.
(v)Main gear wheel well structure including pressure deck and landing gear beam support structure.
(vi)Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.
(vii)Forward and aft pressure bulkheads.
(viii)Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.
(ix)Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.
(x)Support structure in the body for the stabilizer pivot and stabilizer screw.
3.Vertical Stabilizer.
(i)External skins between front and rear spars.
(ii)Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.
(iii)Inspar ribs.
(iv)Rudder hinges and supporting ribs, excluding bearings.
(v)Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.
(vi)Rudder internal, fixed attachment and actuator support structure.
4.Horizontal Stabilizer.
(i)External skins between front and rear spars.
(ii)Front and rear spar chords, webs and stiffeners.
(iii)Inspar ribs.
(iv)Stabilizer center section including hinge and screw support structure.
(v)Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.
(vi)Elevator internal, fixed attachment and actuator support structure.

SWA-PA-03729-SLP1		Page 3
BOEING PROPRIETARY

5.Engine Strut.
(i)Strut external surface skin and doublers and stiffeners.
(ii)Internal strut chords, frames and bulkheads.
(iii)Strut to wing fittings and diagonal brace.
(iv)Engine mount support fittings attached directly to strut structure and including the enginemounted support fittings.
6.Main Landing Gear.
(i)Outer cylinder.
(ii)Inner cylinder, including axles.
(iii)Upper and lower side struts, including spindles, universals and reaction links.
(iv)Drag strut.
(v)Orifice support tube.
(vi)Downlock links including spindles and universals.
(vii)Torsion links.
(viii)Bell crank.
(ix)Trunnion link.
(x)Actuator beam, support link and beam arm.
7.Nose Landing Gear.
(i)Outer cylinder.
(ii)Inner cylinder, including axles.
(iii)Orifice support tube.
(iv)Upper and lower drag strut, including lock links.
(v)Steering plates and steering collars.
(vi)Torsion links.
NOTE:    The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

SWA-PA-03729-SLP1		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

SWA-PA-03729-LA-1106463
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Open Matters
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737-8 program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the 737-8 program develops as follows:
1.Aircraft Delivery Schedule.
1.1 [***]
1.2    Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.
2.Aircraft Configuration.
2.1    The initial configuration of Customer's Model Aircraft has been defined by Boeing 737-8 Airplane Description Document No. D019A007 Rev New dated November 4, 2011 as described in Article 1 and Exhibit A of the Purchase Agreement (Initial

SWA-PA-03729-LA-1106463		Page 1
Open Matters
BOEING PROPRIETARY

Configuration). [***]

2.1.1    [***]

2.1.2    [***]

2.1.3    [***]
2.1.4    [***]

2.1.4.1    [***]

2.1.4.2    [***]

2.1.4.3    [***]

2.1.4.4    [***]

2.1.4.5    [***]

SWA-PA-03729-LA-1106463		Page 2
Open Matters
BOEING PROPRIETARY

3.[***]

4.Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the 737-8 program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:
4.1    Software. Additional provisions relating to software and software loading.
4.2    Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.
4.3    Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.
5.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its

SWA-PA-03729-LA-1106463		Page 3
Open Matters
BOEING PROPRIETARY

obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106463		Page 4
Open Matters
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106464

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]

SWA-PA-03729-LA-1106464		Page 1
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106464		Page 2
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106464		Page 3
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106464		Page 4
[***]
BOEING PROPRIETARY

9.    Order of Precedence.
In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.
10.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance,

SWA-PA-03729-LA-1106464		Page 5
[***]
BOEING PROPRIETARY

administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 13, 2011

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106464		Page 6
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106465
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]

SWA-PA-03729-LA-1106465		Page 1
[***]
BOEING PROPRIETARY

6.Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106465		Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106465		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106466
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
1.Definitions.
1.1 Commitment Limit shall have the meaning set forth in Article 2, below.
1.2 Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.
1.3    [***]

1.4    [***]

1.5    [***]

SWA-PA-03729-LA-1106466		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.[***]

4.[***]

5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.

SWA-PA-03729-LA-1106466		Page 2
[***]
BOEING PROPRIETARY

6.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106466		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106467
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106467		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106467		Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	December 13, 2011
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106467		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106468
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:

[***]

SWA-PA-03729-LA-1106468		Page 1
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	December 13 , 2011
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106468		Page 2
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106469
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1) Purchase Agreement No. PA03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 7378 aircraft (Aircraft)
2)     Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft,” to the Purchase Agreement (Substitution Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106469		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.[***]

SWA-PA-03729-LA-1106469		Page 2
[***]
BOEING PROPRIETARY

4.[***]

5.[***]

6.[***]

7.[***]

.
8.[***]

SWA-PA-03729-LA-1106469		Page 3
[***]
BOEING PROPRIETARY

9.[***]

10.[***]

11.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
12.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106469		Page 4
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	December 13 , 2011
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106469		Page 5
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106470
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

3.[***]

SWA-PA-03729-LA-1106470		Page 1
[***]
BOEING PROPRIETARY

4.[***]

5.[***]

6.[***]

SWA-PA-03729-LA-1106470		Page 2
[***]
BOEING PROPRIETARY

7.[***]

8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106470		Page 3
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106470		Page 4
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106471
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Substitute Aircraft
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
2)    Letter Agreement No. SWA-PA-03729-LA-1106469, [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

SWA-PA-03729-LA-1106471		Page 1
Aircraft Model Substitution
BOEING PROPRIETARY

3.[***]

4.[***]

SWA-PA-03729-LA-1106471		Page 2
Aircraft Model Substitution
BOEING PROPRIETARY

5.[***]

SWA-PA-03729-LA-1106471		Page 3
Aircraft Model Substitution
BOEING PROPRIETARY

6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
7.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Van

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106471		Page 4
Aircraft Model Substitution
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
=

SWA-PA-03729-LA-1106472
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

SWA-PA-03729-LA-1106472		Page 1
[***]
BOEING PROPRIETARY

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13, 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106472		Page 2
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106473
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
2)     Letter Agreement SWA-PA-03729-1106471 entitled “Aircraft Model Substitution” (Substitution Letter)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106473		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***] to Customer and in consideration of Customer’s taking title to the Substitute Aircraft at time of delivery and becoming the operator of the Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106473		Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106473		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106474
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Option Aircraft
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 7378 aircraft as option aircraft (Option Aircraft).
2.Delivery.
The number of aircraft and delivery years are listed in the Attachment 1 to this Letter Agreement.
3.Configuration.
3.1    Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 7378 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.2    Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

SWA-PA-03729-LA-1106474		Page 1
Option Aircraft
BOEING PROPRIETARY

4.[***]

5.[***]

6.[***]

SWA-PA-03729-LA-1106474		Page 2
Option Aircraft
BOEING PROPRIETARY

7.[***]

8.[***]

.
9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

SWA-PA-03729-LA-1106474		Page 3
Option Aircraft
BOEING PROPRIETARY

10.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106474		Page 4
Option Aircraft
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. SWA-PA-03729-LA-1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:		D019A007-NEW (11/4/2011)
Engine Model/Thrust:	CFMLEAP-1B24	TBD pounds	Airframe Price Base Year/Escalation Formula:		Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:		N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

		Escalation[1]	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	[***]	[***]	[***]	[***]
Jul-2021	18	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2022	19	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2023	23	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2024	23	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2025	23	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2026	23	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2027	21	[***]	[***]	[***]	[***]	[***]	[***]
Total:	150
[1]The escalation factors reflect July 2Q2011 external forecast factors and are used for determining the annual average estimated advance payment price per aircraft. [***]

SWA-PA-03729-LA-1106474 58911-10.TXT	BOEING PROPRIETARY	Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106475
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
2)     Letter Agreement SWA-PA-03729-6474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106475		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***]
and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106475		Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106475		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106476
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December 13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.[***]

SWA-PA-03729-LA-1106476		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and

SWA-PA-03729-LA-1106476		Page 2
[***]
BOEING PROPRIETARY

attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106476		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106477
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1.[***]

2.[***]

Agreement
1.Covered Aircraft.
The Program shall apply to each of the Aircraft operated by Customer on Customer's routes during the Program Term (Covered Aircraft).
2.[***]

SWA-PA-03729-LA-1106477		Page 1
[***]
BOEING PROPRIETARY

3.[***]

4.[***]

SWA-PA-03729-LA-1106477		Page 2
[***]
BOEING PROPRIETARY

5.[***]

SWA-PA-03729-LA-1106477		Page 3
[***]
BOEING PROPRIETARY

6.[***]

7.[***]

SWA-PA-03729-LA-1106477		Page 4
[***]
BOEING PROPRIETARY

8.[***]

SWA-PA-03729-LA-1106477		Page 5
[***]
BOEING PROPRIETARY

9.[***]

SWA-PA-03729-LA-1106477		Page 6
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106477		Page 7
[***]
BOEING PROPRIETARY

10.Notice.
10.1    All reports submitted to Boeing will be addressed to the attention of:
Director - BCA Warranty and Product Assurance
Boeing Commercial Airplanes
P.O. Box 3707 Mail Code 2L-46
Fax: 425-237-1706
Seattle, Washington 98124-2207

SWA-PA-03729-LA-1106477		Page 8
[***]
BOEING PROPRIETARY

10.2    All reports submitted to Customer will be addressed to the attention of:
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235
11.    [***]

12.    [***]

13.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
14.    Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article)

SWA-PA-03729-LA-1106477		Page 9
[***]
BOEING PROPRIETARY

without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106477		Page 10
[***]
BOEING PROPRIETARY

Attachment A: [***]

[***]
	Year 1:____	Year 2:____	Year 3:____	Year 4:____	Year 5:____
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

[***]

[***]
[***]
[***]
[***]
[***]

SWA-PA-03729-LA-1106477		Page 11
[***]
BOEING PROPRIETARY

Attachment B: [***]
[***]
1.[***]

2.[***]

3.[***]

SWA-PA-03729-LA-1106477		Page 12
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106477		Page 13
[***]
BOEING PROPRIETARY

4. [***]

SWA-PA-03729-LA-1106477		Page 14
[***]
BOEING PROPRIETARY

5.[***]

SWA-PA-03729-LA-1106477		Page 15
[***]
BOEING PROPRIETARY

The rest of the page is intentionally blank.

SWA-PA-03729-LA-1106477		Page 16
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106477		Page 17
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106477		Page 18
[***]
BOEING PROPRIETARY

Attachment C: [***]

To:    Southwest Airlines Co.
Reference:    Letter Agreement No. SWA-PA-03729-LA-1106477 to Agreement No. PA-03729 (Purchase Agreement) and [***]
Subject:    [***]

SWA-PA-03729-LA-1106477		Page 19
[***]
BOEING PROPRIETARY

Attachment D

To:        [***]

Reference:    Letter Agreement No. SWA-PA-03729-LA-1106477 to Agreement No. PA-03729 (Purchase Agreement) and [***]
Subject:    Data reported pursuant to Article 6 of the referenced Letter Agreement.
Reporting Period No. _____
Beginning date _________ ending date _________
[***]

SWA-PA-03729-LA-1106477		Page 20
[***]
BOEING PROPRIETARY

[***]

Southwest Airlines Co.

By

Its

SWA-PA-03729-LA-1106477		Page 21
[***]
BOEING PROPRIETARY

Attachment E

To:    Southwest Airlines Co.
Reference:    Letter Agreement No. SWA-PA-03729-LA-1106477 to Agreement No. PA-03729 (Purchase Agreement) and [***]
Subject:    Data reported pursuant to Article 7 of the referenced Letter Agreement.
Reporting Period No. _____
Beginning date _________ ending date _________
[***]

SWA-PA-03729-LA-1106477		Page 22
[***]
BOEING PROPRIETARY

[***]

THE BOEING COMPANY

Reported By

Its

Date

SWA-PA-03729-LA-1106477		Page 23
[***]
BOEING PROPRIETARY

Attachment F: [***]

To:    Southwest Airlines Co.

Reference:    Letter Agreement No. SWA-PA-03729-LA-1106477 to Agreement No. PA-03729 (Purchase Agreement) and [***]

Subject:    Data reported pursuant to Article 5.3 of the referenced Letter Agreement.

[***]
One	$	+	$	+	$	=
Two	$	+	$	+	$	=
Three	$	+	$	+	$	=
Four	$	+	$	+	$	=
Five	$	+	$	+	$	=

SWA-PA-03729-LA-1106477		Page 24
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106478
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. A-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

2)    Supplemental Exhibit CS1 to the Purchase Agreement (Supplemental Exhibit CS1)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106478		Page 1
[***]
BOEING PROPRIETARY

2.[***]

3.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106478		Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13, 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106478		Page 3
[***]
BOEING PROPRIETARY

Attachment 1 to SWA-PA-03729-LA-1106478

[***]

SWA-PA-03729-LA-1106478		Page 1
[***]
BOEING PROPRIETARY

Attachment 1 to SWA-PA-03729-LA-1106478

[***]

SWA-PA-03729-LA-1106478		Page 2
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106479
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106479		Page 1
[***]
BOEING PROPRIETARY

2.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106479		Page 2
[***]
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106479		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWAPA03729LA1106480
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    [***]

2.    [***]

3.    Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1106480		Page 1
[***]
BOEING PROPRIETARY

Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 ,2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106480		Page 2
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106481

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

.
3.[***]

SWA-PA-03729-LA-1106481		Page 1
[***]
BOEING PROPRIETARY

4.[***]

5.    [***]

6.    [***]

7.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1106481		Page 2
[***]
BOEING PROPRIETARY

8.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

Southwest Airlines Co.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106481		Page 3
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106482
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]

[***]

1.[***]

2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1106482		Page 1
[***]
BOEING PROPRIETARY

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106482		Page 2
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106483
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its

SWA-PA-03729-LA-1106483		Page 1
[***]
BOEING PROPRIETARY

obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106483		Page 2
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106484
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Defined Terms: The following capitalized terms have the following meaning:
1.1.[***]

1.2.[***]
1.3.Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter.
2.[***]

3.[***]

SWA-PA-03729-LA-1106484		Page 1
[***]
BOEING PROPRIETARY

4.[***]

5.[***]

SWA-PA-03729-LA-1106484		Page 2
[***]
BOEING PROPRIETARY

6.[***]

7.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a

SWA-PA-03729-LA-1106484		Page 3
[***]
BOEING PROPRIETARY

confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations.  Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106484		Page 4
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106484		Page 1
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106484		Page 1
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106484		Page 2
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106484		Page 3
[***]
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-1106484		Page 4
[***]
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106485

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]

Reference:    Aircraft General Terms Agreement No. SWA-AGTA (AGTA) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer)

    Purchase Agreement No. PA-03729 (Purchase Agreement) between Boeing and Customer relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, including the AGTA. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-AGTA-03729-LA-1106485		Page 1
[***]
BOEING PROPRIETARY

SWA-AGTA-03729-LA-1106485		Page 2
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 3
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 4
[***]
BOEING PROPRIETARY

2.[***]

SWA-PA-03729-LA-1106485		Page 5
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 6
[***]
BOEING PROPRIETARY

3.[***]

SWA-PA-03729-LA-1106485		Page 7
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 8
[***]
BOEING PROPRIETARY

4.[***]

SWA-PA-03729-LA-1106485		Page 9
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 10
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 11
[***]
BOEING PROPRIETARY

SWA-PA-03729-LA-1106485		Page 12
[***]
BOEING PROPRIETARY

5.     Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise

SWA-PA-03729-LA-1106485		Page 13
[***]
BOEING PROPRIETARY

bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

Southwest Airlines Co.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1106485		Page 14
[***]
BOEING PROPRIETARY

AIRCRAFT GENERAL TERMS AGREEMENT

SWA-AGTA

between

THE BOEING COMPANY

and

Southwest Airlines Co.

SWA-AGTA-EXA	EXA Page 1

ARTICLES		PAGE NUMBER
1.	Subject Matter of Sale	3
2.	Price, Taxes, and Payment	3
3.	Regulatory Requirements and Certificates	5
4.	Detail Specification; Changes	5
5.	Representatives, Inspection, Demonstration Flights,
	Test Data and Performance Guarantee Compliance	6
6.	Delivery	6
7.	Excusable Delay	7
8.	Risk Allocation/Insurance	8
9.	Assignment, Resale, or Lease	9
10.	Termination of Purchase Agreements for Certain Events	10
11.	Notices	10
12.	Miscellaneous	11

EXHIBITS		PAGE NUMBER
A	Buyer Furnished Equipment Provisions Document	EXA 1
B	Customer Support Document	EXB 1
C	Product Assurance Document	EXC 1

APPENDICES		PAGE NUMBER
I	Insurance Certificate	A-1
II	Purchase Agreement Assignment	A-5
III	Post-Delivery Sale Notice	A-11
IV	Post-Delivery Lease Notice	A-13
V	Purchaser’s/Lessee’s Agreement	A-16
VI	Owner Appointment of Agent – Warranties	A-19
VII	Contractor Confidentiality Agreement	A-22
VIII	Post-Delivery Sale with Lease to Seller	A-26
IX	Sale with Lease	A-29
X	Post-Delivery Security	A-33

SWA-AGTA-EXA	AGTA Page 2

AIRCRAFT GENERAL TERMS AGREEMENT NUMBER SWA-AGTA

Between

The Boeing Company

And

Southwest Airlines Co.

Relating to

BOEING AIRCRAFT

This Aircraft General Terms Agreement Number SWA-AGTA (AGTA) between The Boeing Company, a Delaware corporation, (Boeing) and Southwest Airlines Co., a Texas corporation, (Customer) will apply to all Boeing aircraft contracted for purchase from Boeing by Customer after the effective date of this AGTA.
Subject Matter of Sale.
Aircraft. Boeing will manufacture and sell to Customer and Customer will purchase from Boeing aircraft under purchase agreements that incorporate the terms and conditions of this AGTA.
Buyer Furnished Equipment. Exhibit A, Buyer Furnished Equipment Provisions Document to the AGTA, contains the obligations of Customer and Boeing with respect to equipment purchased and provided by Customer, which Boeing will receive, inspect, store, and install in an aircraft before delivery to Customer. This equipment is defined as Buyer Furnished Equipment (BFE).
Customer Support. Exhibit B, Customer Support Document to the AGTA, contains the obligations of Boeing relating to Materials (as defined in Part 3 thereof), training, services, and other things in support of aircraft.
Product Assurance. Exhibit C, Product Assurance Document to the AGTA, contains the obligations of Boeing and the suppliers of equipment installed in each aircraft at delivery relating to warranties, patent indemnities, software copyright indemnities, and service life policies.
Price, Taxes, and Payment.
Price.
Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)
Optional Features Prices are defined as the prices for optional features selected by Customer for a specific model of aircraft described in a purchase agreement.
Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable

SWA-AGTA-EXA	AGTA Page 3

to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).
Aircraft Basic Price is defined as the sum of the Airframe Price, Optional Features Prices, and the Engine Price, if applicable.
Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.
Advance Payment Base Price is defined as the estimated price of an aircraft rounded to the nearest thousand U. S. dollars, as of the date of signing a purchase agreement, for the scheduled month of delivery of such aircraft using commercial forecasts of the Escalation Adjustment.
Aircraft Price is defined as the total amount Customer is to pay for an aircraft at the time of delivery, which is the sum of the Aircraft Basic Price, the Escalation Adjustment, and other price adjustments made pursuant to the purchase agreement.
Taxes.
Taxes are defined as all taxes, fees, charges, or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of the applicable purchase agreement or the sale, delivery, transfer, or storage of any aircraft, BFE, or other things furnished under the applicable purchase agreement. Except for U.S. federal income taxes imposed on Boeing or Boeing’s assignee, and Washington State business and occupation taxes imposed on Boeing or Boeing’s assignee, Customer will be responsible for and pay all Taxes. Customer is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on BFE.
Reimbursement of Boeing. Customer will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or that Boeing is responsible for collecting.
Payment.
Advance Payment Schedule. Customer will make advance payments to Boeing for each aircraft in the amounts and on the dates indicated in the schedule set forth in the applicable purchase agreement.
Payment at Delivery. Customer will pay any unpaid balance of the Aircraft Price at the time of delivery of each aircraft.
Form of Payment. Customer will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

SWA-AGTA-EXA	AGTA Page 4

Monetary and Government Regulations. Customer is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.
Regulatory Requirements and Certificates.
Certificates. Boeing will manufacture each aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of aircraft and will obtain from the FAA and furnish to Customer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.
FAA or Applicable Regulatory Authority Manufacturer Changes.
A Manufacturer Change is defined as any change to an aircraft, data relating to an aircraft, or testing of an aircraft required by the FAA to obtain a Standard Airworthiness Certificate or by the country of import and/or registration to obtain an Export Certificate of Airworthiness.
Boeing will bear the cost of incorporating all Manufacturer Changes into the aircraft:
resulting from requirements issued by the FAA prior to the date of the Type Certificate for the applicable aircraft;
resulting from requirements issued by the FAA prior to the date of the applicable purchase agreement; and
for any aircraft delivered during the eighteen (18) month period immediately following the date of the applicable purchase agreement (regardless of when the requirement for such change was issued by the FAA).
Customer will pay Boeing's charges for incorporating all other Manufacturer Changes into the aircraft, including all changes for validation of an aircraft required by any governmental agency of the country of import and/or registration.
FAA Operator Changes.
An Operator Change is defined as a change in equipment that is required by Federal Aviation Regulations which (i) is generally applicable to transport category aircraft to be used in United States certified air carriage and (ii) the required compliance date is on or before the scheduled delivery month of the aircraft.
Boeing will deliver each aircraft with Operator Changes incorporated or, at Boeing’s option, with suitable provisions for the incorporation of such Operator Changes, and Customer will pay Boeing's applicable charges.
Export License. If an export license is required by United States law or regulation for any aircraft or any other things delivered under the purchase agreement, it is Customer's obligation to obtain such license. If requested, Boeing will assist Customer in applying for any such export license. Customer will furnish any required supporting documents.
Detail Specification; Changes.
Configuration Changes. The Detail Specification is defined as the Boeing document that describes the configuration of each aircraft purchased by Customer. The Detail Specification for each aircraft may be amended (i) by Boeing to reflect the incorporation of Manufacturer Changes and Operator Changes or (ii) by the agreement of the parties. In either case the amendment will describe the particular changes to be made and any

SWA-AGTA-EXA	AGTA Page 5

effect on design, performance, weight, balance, scheduled delivery month, Aircraft Basic Price, Aircraft Price, and/or Advance Payment Base Price.
Development Changes. Development Changes are defined as changes to aircraft that do not affect the Aircraft Price or scheduled delivery month, and do not adversely affect guaranteed weight, guaranteed performance, or compliance with the interchangeability or replaceability requirements set forth in the applicable Detail Specification. Boeing may, at its option, incorporate Development Changes into the Detail Specification and into an aircraft prior to delivery to Customer.
Notices. Boeing will promptly notify Customer of any amendments to a Detail Specification.
Representatives, Inspection, Demonstration Flights, Test Data and Performance Guarantee Compliance.
Office Space. Twelve (12) months before delivery of the first aircraft purchased, and continuing until the delivery of the last aircraft on firm order, Boeing will furnish, free of charge, suitable office space and equipment for the accommodation of up to three representatives of Customer in or conveniently located near the assembly plant.
Inspection. Customer's representatives may inspect each aircraft at any reasonable time, provided such inspection does not interfere with Boeing's performance.
Demonstration Flights. Prior to delivery, Boeing will fly each aircraft up to four hours to demonstrate to Customer the function of the aircraft and its equipment using Boeing's production flight test procedures. Customer may designate up to five representatives to participate as observers.
Test Data; Performance Guarantee Compliance. Performance Guarantees are defined as the written guarantees in a purchase agreement regarding the operational performance of an aircraft. Boeing will furnish to Customer flight test data obtained on an aircraft of the same model to evidence compliance with the Performance Guarantees. Performance Guarantees will be met if reasonable engineering interpretations and calculations based on the flight test data establish that the particular aircraft being delivered under the applicable purchase agreement would, if actually flown, comply with the guarantees.
Special Aircraft Test Requirements. Boeing may use an aircraft for flight and ground tests prior to delivery, without reduction in the Aircraft Price, if the tests are considered necessary by Boeing (i) to obtain or maintain the Type Certificate or Certificate of Airworthiness for the aircraft or (ii) to evaluate potential improvements that may be offered for production or retrofit incorporation.
Delivery.
Notices of Delivery Dates. Boeing will notify Customer of the approximate delivery date of each aircraft at least thirty (30) days before the scheduled month of delivery and again at least fourteen (14) days before the scheduled delivery date.
Place of Delivery. Each aircraft will be delivered at a facility selected by Boeing in the same state as the primary assembly plant for the aircraft.
Bill of Sale. At delivery of an aircraft, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances.

SWA-AGTA-EXA	AGTA Page 6

Delay. If Customer delays acceptance of an aircraft beyond the scheduled delivery date, Customer will reimburse Boeing for all costs incurred by Boeing as a result of the delay.
Excusable Delay.
General. Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence. A delay resulting from any such cause is defined as an Excusable Delay.
Notice. Boeing will give written notice to Customer (i) of a delay as soon as Boeing concludes that an aircraft will be delayed beyond the scheduled delivery month due to an Excusable Delay and, when known, (ii) of a revised delivery month based on Boeing’s appraisal of the facts.
Delay in Delivery of Twelve (12) Months or Less. If the revised delivery month is twelve (12) months or less after the scheduled delivery month, Customer will accept such aircraft when tendered for delivery, subject to the following:
The calculation of the Escalation Adjustment will be based on the previously scheduled delivery month.
The advance payment schedule will be adjusted to reflect the revised delivery month.
All other provisions of the applicable purchase agreement, including the BFE on-dock dates for the delayed aircraft, are unaffected by an Excusable Delay.
Delay in Delivery of More Than Twelve (12) Months. If the revised delivery month is more than twelve (12) months after the scheduled delivery month, either party may terminate the applicable purchase agreement with respect to such aircraft within 30 days of the notice. If either party does not terminate the applicable purchase agreement with respect to such aircraft, all terms and conditions of the applicable purchase agreement will remain in effect.
Aircraft Damaged Beyond Repair. If an aircraft is destroyed or damaged beyond repair for any reason before delivery, Boeing will give written notice to Customer specifying the earliest month possible, consistent with Boeing's other contractual commitments and production capabilities, in which Boeing can deliver a replacement. Customer will have thirty (30) days from receipt of such notice to elect to have Boeing manufacture a replacement aircraft under the same terms and conditions of purchase, except that the calculation of the Escalation Adjustment will be based upon the scheduled delivery month in effect immediately prior to the date of such notice, or, failing such election, the applicable purchase agreement will terminate with respect to such aircraft. Boeing will not be obligated to manufacture a replacement aircraft if reactivation of the production line for the specific model of aircraft would be required.
Termination. Termination under this Article will discharge all obligations and liabilities of Boeing and Customer with respect to any aircraft and all related undelivered Materials (as defined in Exhibit B, Customer Support Document), training, services, and other things terminated under the applicable purchase agreement, except that Boeing will return to Customer, without interest, an amount equal to all advance payments paid by

SWA-AGTA-EXA	AGTA Page 7

Customer for the aircraft. If Customer terminates the applicable purchase agreement as to any aircraft, Boeing may elect, by written notice to Customer within thirty (30) days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer.
Exclusive Rights. The termination rights in this Article are in substitution for all other rights of termination or any claim arising by operation of law due to delays in performance covered by this Article.
Risk Allocation/Insurance.
Title and Risk with Boeing.
Boeing's Indemnification of Customer. Until transfer of title to an aircraft to Customer, Boeing will indemnify and hold harmless Customer and Customer's observers from and against all claims and liabilities, including all expenses and attorneys' fees incident thereto or incident to establishing the right to indemnification, for injury to or death of any person(s), including employees of Boeing but not employees of Customer, or for loss of or damage to any property, including an aircraft, arising out of or in any way related to the operation of an aircraft during all demonstration and test flights conducted under the provisions of the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Customer or any of Customer’s observers.
Definition of Customer. For the purposes of this Article, "Customer" is defined as Southwest Airlines Co., its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees, and agents.
Insurance.
Insurance Requirements. Customer will purchase and maintain insurance acceptable to Boeing and will provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, training, services, or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement, whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions, and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with this Article 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitute a waiver by Boeing of these obligations.
Noncompliance with Insurance Requirements. If Customer fails to comply with any of the insurance requirements of Article 8.2.1 or if any of the insurers fails to pay a claim covered by the insurance or otherwise fails to meet any of insurer’s obligations required by Appendix I, Customer will provide the same protection to Boeing as that required by Article 8.2.1 above.

SWA-AGTA-EXA	AGTA Page 8

Definition of Boeing. For purposes of this article, Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, assignees of each, and their respective directors, officers, employees, and agents.
Assignment, Resale, or Lease.
Assignment. This AGTA and each applicable purchase agreement are for the benefit of the parties and their respective successors and assigns. No rights or duties of either party may be assigned or delegated, or contracted to be assigned or delegated, without the prior written consent of the other party, except:
Either party may assign its interest to a corporation that (i) results from any merger, reorganization, or acquisition of such party and (ii) acquires substantially all the assets of such party;
Boeing may assign any of its rights and duties to any wholly-owned subsidiary of Boeing.
Transfer by Customer at Delivery. Boeing will take any requested action reasonably required for the purpose of causing an aircraft, at time of delivery, to be subject to an equipment trust, conditional sale, lien, or other arrangement for Customer to finance the aircraft. However, no such action will require Boeing to divest itself of title to or possession of the aircraft until delivery of and payment for the aircraft. A sample form of assignment acceptable to Boeing is attached as Appendix II.
Post-Delivery Sale or Lease by Customer. If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.
Notice of Post-Delivery Sale or Lease. Customer will give notice to Boeing as soon as practicable of the sale or lease of an aircraft, including in the notice the name of the entity or entities with title and/or possession of such aircraft.
Exculpatory Clause in Post-Delivery Sale or Lease. If, following the delivery of an aircraft, Customer sells or leases such aircraft and obtains from the transferee any form of exculpatory clause protecting Customer from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue, or profit, Customer shall obtain for Boeing the purchaser’s or lessee’s written agreement to be bound by terms and conditions substantially as set forth in Appendix V. This Article 9.5 applies only if purchaser or lessee has not provided to Boeing the written agreement described in Article 9.3 above.
Appointment of Agent - Warranty Claims. If, following delivery of an aircraft, Customer appoints an agent to act directly with Boeing for the administration of claims relating to the warranties under the applicable purchase agreement, Boeing will deal with the agent for that purpose, effective upon Boeing's receipt of the agent's written agreement, in a form satisfactory to Boeing, to comply with all applicable terms and conditions of the applicable purchase agreement. A sample form of agreement acceptable to Boeing is attached as Appendix VI.

SWA-AGTA-EXA	AGTA Page 9

No Increase in Boeing Liability. No action taken by Customer or Boeing relating to the resale or lease of an aircraft or the assignment of Customer's rights under the applicable purchase agreement will subject Boeing to any liability beyond that in the applicable purchase agreement or modify in any way Boeing's obligations under the applicable purchase agreement.
Termination of Purchase Agreements for Certain Events.
Termination. If either party:
ceases doing business as a going concern, or suspends all or substantially all its business operations, or makes an assignment for the benefit of creditors, or generally does not pay its debts as they become due, or admits in writing its inability to pay its debts; or
petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as bankruptcy, reorganization, readjustment of debt, dissolution, or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless the proceeding is dismissed or stayed within a reasonable period, not to exceed sixty (60) days, the other party may terminate any purchase agreement with respect to any undelivered aircraft, Materials, training, services, and other things by giving written notice of termination.
Repayment of Advance Payments. If Customer terminates the applicable purchase agreement under this Article, Boeing will repay to Customer, without interest, an amount equal to any advance payments received by Boeing from Customer with respect to undelivered aircraft.
Notices.
All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Mail:	Southwest Airlines Co. Attention: Laura Wright, Treasurer 2707 Love Field Drive P.O. Box 36611 Dallas, Texas 75235
	Email:	laura.wright@wnco.com.
	Facsimile:	(214) 792-4022
	Telephone:	(214) 792-4459

SWA-AGTA-EXA	AGTA Page 10

Boeing	Delivery or Courier:	Boeing Commercial Airplanes 1901 Oakesdale Avenue SW Renton, Washington 98055 U.S.A. Attention: Vice President - Contracts Mail Code 21-34
	Mail:	Boeing Commercial Airplanes P.O. Box 3707 Seattle, Washington 98124-2207 U.S.A. Attention: Vice President - Contracts Mail Code 21-34
	Facsimile:	(425) 237-1706
	Telephone:	(206) 766-2400

Miscellaneous.
Government Approval. Boeing and Customer will assist each other in obtaining any governmental consents or approvals required to effect certification and sale of aircraft under the applicable purchase agreement.
Headings. Article and paragraph headings used in this AGTA and in any purchase agreement are for convenient reference only and are not intended to affect the interpretation of this AGTA or any purchase agreement.
GOVERNING LAW. THIS AGTA AND ANY PURCHASE AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.
Waiver/Severability. Failure by either party to enforce any provision of this AGTA or any purchase agreement will not be construed as a waiver. If any provision of this AGTA or any provision of any purchase agreement is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the AGTA or the applicable purchase agreement will remain in effect.
Survival of Obligations. The Articles and Exhibits of this AGTA including but not limited to those relating to insurance, DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES will survive termination or cancellation of any purchase agreement or part thereof.
AGTA Changes. The intent of the AGTA is to simplify the standard contracting process for terms and conditions which are related to the sale and purchase of all Boeing aircraft. This AGTA has been mutually agreed to by the parties as of the date indicated below. From time to time the parties may elect, by mutual agreement to update, or modify the existing articles as written. If such changes are made, any existing executed Purchase Agreement(s) will be governed by the terms and conditions of the Revision level of the AGTA in effect on the date of the executed Purchase Agreement.

SWA-AGTA-EXA	AGTA Page 11

AGREED AND ACCEPTED this

December 13 , 2011
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Cheri A Fischer	/s/ Michel Van de Ven
Signature	Signature

C. A. Fischer	Michael Van de Ven
Printed name	Printed name

Attorney-in-Fact	Chief Operating Officer
Title	Title

SWA-AGTA-EXA	AGTA Page 12

EXHIBIT A

to

AIRCRAFT GENERAL TERMS AGREEMENT

SWA-AGTA

between

THE BOEING COMPANY

and

Southwest Airlines Co.

BUYER FURNISHED EQUIPMENT PROVISIONS
DOCUMENT

SWA-AGTA-EXA	EXA Page 1

EXHIBIT A

BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

1.    General.
Certain equipment to be installed in the aircraft is furnished to Boeing by Customer at Customer's expense. This equipment is designated Buyer Furnished Equipment (BFE) and is listed in the Detail Specification. Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE as described in the applicable supplemental exhibit to a purchase agreement at the time of aircraft purchase.
2.    Supplier Selection.
Customer will:
2.1    Select and notify Boeing of the suppliers of BFE items by those dates appearing in the applicable supplemental exhibit to a purchase agreement at the time of aircraft purchase.
2.2    Meet with Boeing and such selected BFE suppliers promptly after such election to:
2.2.1    complete BFE configuration design requirements for such BFE; and
2.2.2    confirm technical data submittal requirements for BFE certification.
3.    Customer's Obligations.
Customer will:
3.1    comply with and cause the supplier to comply with the provisions of the BFE Document or BFE Report; including, without limitation,
3.1.1    deliver technical data (in English) to Boeing as required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to in Article 2.2 above;
3.1.2    deliver BFE including production and/or flight training spares and BFE Aircraft Software to Boeing in accordance with the quantities, schedule, and other instructions provided therein; and
3.1.3    ensure that all BFE Aircraft Software is delivered in compliance with Boeing’s then current standards for loadable systems;
3.1.4    ensure that all BFE parts are delivered to Boeing with appropriate quality assurance documentation;
3.2    authorize Boeing to discuss all details of the BFE directly with the BFE suppliers;
3.3    authorize Boeing to conduct or delegate to the supplier quality source inspection and supplier hardware acceptance of BFE at the supplier location;

3.3.1    require supplier's contractual compliance to Boeing defined quality assurance requirements, source inspection programs and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

SWA-AGTA-EXA	AGTA Page 2

3.3.2    ensure that all BFE supplier's quality systems are approved to Boeing’s then current standards for such systems;
3.4    obtain from supplier a non-exclusive, perpetual, royalty-free, irrevocable license for Boeing to copy BFE Aircraft Software. The license is needed to enable Boeing to load the software copies in (i) the aircraft’s mass storage device (MSD), (ii) media (e.g., diskettes, CD-ROMs, etc.), (iii) the BFE hardware and/or (iv) an intermediate device or other media to facilitate copying of the BFE Aircraft Software into the aircraft’s MSD, BFE hardware and/or media, including media as Boeing may deliver to Customer with the aircraft;
3.5    grant Boeing a license, extending the same rights set forth in paragraph 3.4 above, to copy: (i) BFE Aircraft Software and data Customer has modified and/or (ii) other software and data Customer has added to the BFE Aircraft Software;
3.6    provide necessary field service representation at Boeing's facilities to support Boeing on all issues related to the installation and certification of BFE;
3.7    obtain, directly from BFE suppliers, the overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;
3.8    resolve any difficulties that arise, including defective equipment, by working closely with Boeing and BFE suppliers;
3.9    modify, adjust, calibrate, re-test and/or update BFE and data to the extent necessary to obtain applicable FAA and U.S. Food and Drug Administration (FDA) approval and shall bear the resulting expenses;
3.10    ensure that a proprietary information agreement is in place between Boeing and BFE suppliers prior to Boeing providing any documentation to such suppliers;
3.11    warrant that the BFE will comply with all applicable FARs and FDA sanitation requirements for installation and use in the aircraft at the time of delivery;
3.12    warrant that the BFE will meet the requirements of the applicable detail specification; and
3.13    provide equipment which is FAA certifiable at time of aircraft delivery, or obtain waivers from the applicable regulatory agency for non-FAA certifiable equipment.
4.    Boeing's Obligations.
Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the aircraft with the BFE installed.
5.    Nonperformance by Customer.
If Customer’s nonperformance of obligations in this Exhibit and in the applicable supplemental exhibit to a purchase agreement, BFE Document or BFE Report causes a delay in the delivery of the aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in aircraft delivery. In addition Boeing will have the right to:
5.1    provide and install specified equipment or suitable alternate equipment and increase the price of the aircraft accordingly; and/or

SWA-AGTA-EXA	AGTA Page 3

5.2    deliver the aircraft to Customer without the BFE installed.
6.    Return of Equipment.
BFE not installed in the aircraft will be returned to Customer in accordance with Customer's instructions and at Customer's expense.
7.    Title and Risk of Loss.
Title to and risk of loss of BFE will at all times remain with Customer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.
8.    Interchange of BFE.
To properly maintain Boeing’s production flow and to preserve Boeing’s delivery commitments, Boeing reserves the right, if necessary, due to equipment shortages or failures, to interchange new items of BFE acquired from or for Customer with new items of the same part numbers acquired from or for other customers of Boeing. Used BFE acquired from Customer or from other customers of Boeing will not be interchanged.
9.    Indemnification of Boeing.
Customer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.
10.    Patent Indemnity.
Customer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.
11.    Definitions.
For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

SWA-AGTA-EXA	AGTA Page 4

EXHIBIT B

to

AIRCRAFT GENERAL TERMS AGREEMENT

SWA-AGTA

between

THE BOEING COMPANY

and
Southwest Airlines Co.

CUSTOMER SUPPORT DOCUMENT

This document contains:

Part 1:	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2:	Field and Engineering Support Services
Part 3:	Technical Information and Materials
Part 4:	Alleviation or Cessation of Performance
Part 5:	Protection of Proprietary Information and Proprietary Materials

SWA-AGTA-EXB	EXB Page 1

EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 1:	BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS;
OPERATIONS ENGINEERING SUPPORT

1.Boeing Training Programs.
1.1Boeing will provide maintenance training and flight training programs to support the introduction of a specific model of aircraft into service. The training programs will consist of general and specialized courses and will be described in a Supplemental Exhibit to the applicable purchase agreement.
1.2Boeing will conduct all training at Boeing's primary training facility for the model of aircraft purchased unless otherwise agreed.
1.3All training will be presented in the English language. If translation is required, Customer will provide interpreters.
1.4Customer will be responsible for all expenses of Customer's personnel. Boeing will transport Customer's personnel between their local lodging and Boeing's training facility.
2.Training Planning Conferences.
Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first aircraft of a model to define and schedule the maintenance and flight training programs.
3.Operations Engineering Support.
3.1     As long as an aircraft purchased by Customer from Boeing is operated by Customer in scheduled revenue service, Boeing will provide operations engineering support. Such support will include:
3.1.1 assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer's operation of aircraft;
3.1.2 assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual aircraft performance;
3.1.3 assistance with solving operational problems associated with delivery and route-proving flights;
3.1.4 information regarding significant service items relating to aircraft performance or flight operations; and
3.1.5 if requested by Customer, Boeing will provide operations engineering support during an aircraft ferry flight.

SWA-AGTA-EXB	EXB Page 2

4.Training at a Facility Other Than Boeing's.
If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the Performance Engineer training courses) at a mutually acceptable alternate training site, subject to the following conditions:
4.1Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;
4.2Customer will pay Boeing's then current per diem charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from their home location, including travel time;
4.3Customer will reimburse Boeing for the actual costs of roundtrip transportation for Boeing's instructors and the shipping costs of training Materials between the primary training facility and the alternate training site;
4.4Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and
4.5Those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing's facility or at some other alternate site.
5.General Terms and Conditions.
5.1Boeing flight instructor personnel will not be required to work more than five days per week, or more than eight hours in any one 24 hour period, of which not more than five hours per eight hour workday will be spent in actual flying. These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.
5.2Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing's facility, and will include ground support and aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any aircraft while the aircraft is used for flight crew training at Boeing's facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.
5.3If the training is based at Boeing's facility, and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing's reasonable charge, including the price of parts and materials, for making the repairs. If Boeing's estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.
5.4If the flight training is based at Boeing's facility, several airports in surrounding states may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer's responsibility to make arrangements for the use of such airports.

SWA-AGTA-EXB	EXB Page 3

5.5If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer's behalf any landing fees charged by any airport used in conjunction with the flight training. At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer's behalf. The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified. Customer will pay to Boeing within thirty (30) days of the date of the invoice.
5.6If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such aircraft. If flight of the aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.
5.7If any part of the training described in Article 1.1 of this Exhibit is not used by Customer within twelve (12) months after the delivery of the last aircraft under the relevant purchase agreement, Boeing will not be obligated to provide such training.

SWA-AGTA-EXB	EXB Page 4

EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 2:	FIELD AND ENGINEERING SUPPORT SERVICES

1.Field Service Representation.
Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of an aircraft (Field Service Representatives).
1.1.Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first aircraft and ending twelve (12) months after delivery of the last aircraft covered by a specific purchase agreement.
1.2.Customer will provide at no charge to Boeing suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. Local Area Network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.
1.3.Boeing Field Service Representatives are assigned to various airports around the world. Whenever Customer's aircraft are operating through any such airport, the services of Boeing's Field Service Representatives are available to Customer.
2.Engineering Support Services.
Boeing will, if requested by Customer, provide technical advisory assistance for any aircraft and Boeing Product (as defined in Part I of Exhibit C). Technical advisory assistance, provided from the Seattle area or at a base designated by Customer as appropriate, will include:
2.1    Operational Problem Support. If Customer experiences operational problems with an aircraft, Boeing will analyze the information provided by Customer to determine the probable nature and cause of the problem and to suggest possible solutions.
2.2    Schedule Reliability Support. If Customer is not satisfied with the schedule reliability of a specific model of aircraft, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.
2.3    Maintenance Cost Reduction Support. If Customer is concerned that actual maintenance costs of a specific model of aircraft are excessive, Boeing will analyze information provided by Customer to determine the nature and cause of the problem and to suggest possible solutions.
2.4    Aircraft Structural Repair Support. If Customer is designing structural repairs and desires Boeing's support, Boeing will analyze and comment on Customer's engineering releases relating to structural repairs not covered by Boeing's Structural Repair Manual.
2.5    Aircraft Modification Support. If Customer is designing aircraft modifications and requests Boeing's support, Boeing will analyze and comment on

SWA-AGTA-EXB	EXB Page 5

Customer's engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing's detailed design. Boeing will not analyze or comment on any major structural change unless Customer's request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.
2.6    Maintenance Engineering. Boeing will, at Customer’s request, provide certain maintenance and ground operations support to Customer as further described in Supplemental Exhibit  CS1 to the applicable purchase agreement.
2.7    Post-Delivery Service Support. Boeing will, at Customer's request, perform work on an aircraft after delivery but prior to the initial departure flight or upon the return of the aircraft to Boeing's facility prior to completion of that flight. In that event the following provisions will apply.
2.7.1    Boeing may rely upon the commitment authority of the Customer's personnel requesting the work.
2.7.2    As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.
2.7.3    The provisions of the Boeing warranty in Part 2 of Exhibit C of this AGTA apply.
2.7.4    Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.
2.7.5    The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA apply.
2.8    Additional Services. Boeing may, at Customer's request, provide additional services for an aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of aircraft. Such additional services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of this AGTA and the insurance provisions in Article 8.2 of this AGTA will apply to any such work. Title to and risk of loss of any such aircraft will always remain with Customer.

SWA-AGTA-EXB	EXB Page 6

EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 3:	TECHNICAL INFORMATION AND MATERIALS
1.General.
Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the aircraft.
Boeing will furnish to Customer certain Materials to support the maintenance and operation of the aircraft to Customer. Such Materials will, if applicable, be prepared generally in accordance with Air Transport Association of America (ATA) iSpec 2200, entitled "Information Standards for Aviation Maintenance". Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an aircraft.
2.Materials Planning Conferences.
Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first aircraft of a model in order to mutually determine the proper format and quantity of Materials to be furnished to Customer in support of the aircraft.
Customer may select one Boeing digital format as the delivery medium. Should a Boeing digital format not be available, Customer may select a reasonable quantity of printed format.
3.Information and Materials Incremental Increase.
Should the delivery medium be of printed format, until one year after the month of delivery of the last aircraft covered by a specific purchase agreement, Customer may annually request in writing a reasonable increase in the quantity of printed Materials. Boeing will provide the additional quantity of printed Materials at no additional charge beginning with the next normal revision cycle. Customer may request a decrease in revision quantities at any time.
4.Advance Representative Copies.
All advance representative copies of Materials will be selected by Boeing from available sources. Such advance copies will be for advance planning purposes only.
5.Customized Materials.
All customized Materials will reflect the configuration of each aircraft as delivered.
6.Revisions.
6.1.Revision Service. The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.

SWA-AGTA-EXB	EXB Page 7

6.2.Revisions Based on Boeing Service Bulletin Incorporation. If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an aircraft, Boeing will issue revisions to Materials with revision service reflecting the effects of such incorporation into such aircraft.

7.Supplier Technical Data.
7.1.For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
7.2.The provisions of this Article will not be applicable to items of BFE.
7.3.Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer's requirements for information and services in support of the specific model of aircraft.
8.    Buyer Furnished Equipment Data.
Boeing will incorporate BFE maintenance information into the customized Materials providing Customer makes the information available to Boeing at least nine (9) months prior to the scheduled delivery month of each of Customer’s aircraft purchased under a purchase agreement. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each such aircraft reflecting the configuration of that aircraft as delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.8 (Additional Services). Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format if Materials are to be delivered in Boeing’s standard digital format.
9.    Materials Shipping Charges.
Boeing will pay the reasonable transportation costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.
10.    Customer's Shipping Address.
The Materials furnished to Customer hereunder are to be sent to a single address to be specified. Customer will promptly notify Boeing of any change to the address.

SWA-AGTA-EXB	EXB Page 8

EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 4:	ALLEVIATION OR CESSATION OF PERFORMANCE

1.Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:
1.1.a labor stoppage or dispute in progress involving Customer;
1.2.wars or warlike operations, riots or insurrections in the country where the facility is located;
1.3.any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;
1.4.the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or
1.5.After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.
1.6.Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

SWA-AGTA-EXB	EXB Page 9

EXHIBIT B
CUSTOMER SUPPORT DOCUMENT
PART 5:	PROTECTION OF PROPRIETARY INFORMATION
AND PROPRIETARY MATERIALS

1.    General.
All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer's right to use and disclose the Materials and included information will be covered by, and subject to the terms of this AGTA. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in this AGTA.
2.    License Grant.
Boeing grants to Customer a worldwide, non-exclusive, nontransferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of this AGTA. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this AGTA. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.
3.    Use of Proprietary Materials and Proprietary Information.
Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (i) operation, maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (ii) development and manufacture of training devices and maintenance tools for use by Customer.
4.    Providing of Proprietary Materials to Contractors.
Customer is authorized to provide Proprietary Materials to Customer's contractors for the sole purpose of maintenance, repair, or modification of Customer's aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer's contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer's use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (i) to use the Proprietary Materials only on behalf of Customer, (ii) to be bound by all of the restrictions and limitations of this Part 5, and (iii) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII.

SWA-AGTA-EXB	EXB Page 10

5.    Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
When and to the extent required by a government regulatory agency having jurisdiction over Customer or an aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer's operation, maintenance, repair, or modification of such aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (i) distribution, disclosure, or additional use by the agency, (ii) request to the agency for distribution, disclosure, or additional use, or (iii) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

SWA-AGTA-EXB	EXB Page 11

EXHIBIT C

to

AIRCRAFT GENERAL TERMS AGREEMENT

SWA-AGTA

between

THE BOEING COMPANY

and
Southwest Airlines Co.

PRODUCT ASSURANCE DOCUMENT

This document contains:

Part 1:	Exhibit C Definitions
Part 2:	Boeing Product Warranty
Part 3:	Boeing Service Life Policy
Part 4:	Supplier Warranty Commitment
Part 5:	Boeing Interface Commitment
Part 6	Boeing Indemnities against Patent and Copyright Infringement

SWA-AGTA-EXC	EXC Page 1

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 1:	EXHIBIT C DEFINITIONS

Authorized Agent - Agent appointed by Customer to perform corrections and to administer warranties (see Appendix VI to the AGTA for a form acceptable to Boeing).
Average Direct Hourly Labor Rate - The average hourly rate (excluding all fringe benefits, premiumtime allowances, social charges, business taxes and the like) paid by Customer to its Direct Labor employees.
Boeing Product - Any system, accessory, equipment, part or Aircraft Software that is manufactured by Boeing or manufactured to Boeing's detailed design with Boeing’s authorization.
Boeing Warranty - The organization within Boeing responsible for administration of warranties between Boeing and Customer.
Correct(s) - To repair, modify, provide modification kits or replace with a new product.
Correction - A repair, a modification, a modification kit or replacement with a new product.
Corrected Boeing Product - A Boeing Product which is free of defect as a result of a Correction.
Direct Labor - Labor spent by Customer’s direct labor employees to access, remove, disassemble, modify, repair, inspect and bench test a defective Boeing Product, and to reassemble, reinstall a Corrected Boeing Product and perform final inspection and testing.
Direct Materials - Items such as parts, gaskets, grease, sealant and adhesives, installed or consumed in performing a Correction, excluding allowances for administration, overhead, taxes, customs duties and the like.
Rogue Unit - A Boeing Product, on which an unscheduled removal due to breach of warranty occurs three or more times both (i) within the warranty period and (ii) within either twelve (12) consecutive months or one thousand (1,000) consecutive operating hours.
Specification Control Drawing (SCD) - A Boeing document defining specifications for certain Supplier Products.
Supplier - The manufacturer of a Supplier Product.
Supplier Product - Any system, accessory, equipment, Part or Aircraft Software that is not manufactured to Boeing's detailed design. This includes but is not limited to parts manufactured to a SCD, all standards, and other parts obtained from nonBoeing sources.

SWA-AGTA-EXC	EXC Page 2

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 2:	BOEING PRODUCT WARRANTY
1.    Applicability.
This warranty applies to all Boeing Products. Warranties applicable to Supplier Products are in Part 4. Warranties applicable to engines will be provided by Supplemental Exhibits to individual purchase agreements.
2.    Warranty.
2.1    Coverage. Boeing warrants that at the time of delivery:
(i)    the aircraft will conform to the Detail Specification except for portions stated to be estimates, approximations or design objectives;
(ii)    all Boeing Products will be free from defects in material, process of manufacture and workmanship, including the workmanship utilized to install Supplier Products, engines and BFE, and;
(iii)    all Boeing Products will be free from defects in design, including selection of materials and the process of manufacture, in view of the state of the art at the time of design.
2.1    Exceptions. The following conditions do not constitute a defect under this warranty:
(i)    conditions resulting from normal wear and tear;
(ii)    conditions resulting from acts or omissions of Customer; and
(iii)    conditions resulting from failure to properly service and maintain a Boeing Product.
3.    Warranty Periods.
3.1    Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (Delivery) and ends at the applicable time specified in subsections 3.1 (i) through 3.1 (iii) below:
(i)    for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900, 737-7, -8, -9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery;
(ii)    in addition, for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected during the initial forty-eight (48) month warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing Product pursuant to its Boeing Maintenance Planning Data Document

SWA-AGTA-EXC	EXC Page 3

but not later than twelve (12) years after Delivery of such 787 aircraft;
(iii)    for any other Boeing aircraft model the warranty period ends thirty-six (36) months after Delivery.
3.2    Warranty on Corrected Boeing Products. The warranty period applicable to a Corrected Boeing Product shall begin on the date of delivery of the Corrected Boeing Product or date of delivery of the kit or kits furnished to Correct the Boeing Product and shall be for the period specified immediately below:
(i)    For Corrected Boeing Products which have been Corrected because of a defect in material, the applicable warranty period is the remainder of the initial warranty period for the defective Boeing Product.
(ii)    For Corrected Boeing Products which have been Corrected because of defect in workmanship, the applicable warranty period is the remainder of the initial warranty or twelve (12) months following the date of delivery of the Corrected Boeing Product, whichever is longer.
(iii)    For Corrected Boeing Products which have been Corrected because of a defect in design, the applicable warranty period is eighteen (18) months or the remainder of the initial warranty period, whichever is longer.
3.3    Survival of Warranties. All warranty periods are stated above. The Performance Guarantees will not survive delivery of the aircraft.
4.    Remedies.
4.1    Correction Options. Customer may, at its option, either perform a Correction of a defective Boeing Product or return the Boeing Product to Boeing for Correction. During the warranty period, Boeing will not charge Customer for tests on Boeing Products returned to Boeing for Correction on which Boeing is unable to confirm the failure claimed, provided:
(i)    Boeing's written instructions were followed by the Customer for testing the Boeing Product prior to its return to Boeing, and
(ii)    Customer’s claim includes all applicable documentation of such tests with the returned Boeing Product, including but not limited to: Central Maintenance Computer (CMC), Flight Maintenance Computer System, (FMCS), Fault Isolation Manual (FIM), Engine Indicating and Crew Alerting System (EICAS) or Built In Test Equipment (BITE) messages.
4.2    Warranty Inspections. In addition to the remedies to Correct defects in Boeing Products described in Article 7.3, below, Boeing will reimburse Customer for the cost of Direct Labor to perform certain inspections of the aircraft to determine the occurrence of a condition Boeing has identified as a covered defect, provided the

SWA-AGTA-EXC	EXC Page 4

inspections are recommended by a service bulletin or service letter issued by Boeing during the warranty period.
Such reimbursement will not apply to any inspections performed after a Correction is available to Customer and Customer has had a reasonable time to incorporate the Correction, given the Customer’s fleet size and maintenance schedule.
4.3    Rogue Units.
4.3.1    Upon written request, Boeing will lend Customer at no charge an interchangeable Boeing Product in exchange for a Rogue Unit. Within ten (10) calendar days of its receipt of the loaned Boeing Product, Customer will ship the Rogue Unit to Boeing. Customer will provide with the Rogue Unit verification of the following requirements:
(i)    The removed Boeing Product failed three times within twelve (12) consecutive months or one thousand (1,000) consecutive operating hours during the warranty period following initial delivery,
(ii)    Removals were performed in compliance with flight or maintenance manuals approved by the FAA or the comparable regulatory agency for the country in which the aircraft is registered, and
(iii)    Any Corrections or tests to the Boeing Product were performed by Customer according to the latest revision of the Boeing Component Maintenance Manual (CMM), according to written instructions from Boeing, or by Boeing.
4.3.2    Upon receipt of a Rogue Unit and the required verifications, Boeing will, at no-charge to Customer, either replace the Rogue Unit with a new Boeing Product or, if otherwise agreed, allow Customer to retain the loaned, Boeing Product.
5.    Discovery and Notice.
5.1    For notice to be effective:
(i)    the defect must be discovered during the warranty period; and
(ii)    Boeing Warranty must receive written notice of the discovery no later than one hundred eighty (180) days after expiration of the warranty period. The notice must include sufficient information to substantiate the claim.
5.2    Receipt of Customer's or its Authorized Agent’s notice of the discovery of a defect secures Customer's rights to remedies under this Exhibit C, even though a Correction is performed after the expiration of the warranty period.
5.3    Once Customer has given valid notice of the discovery of a defect, a claim will be submitted as soon as practicable after performance of the Correction.
5.4    Boeing may release service bulletins or service letters advising Customer of the availability of certain warranty remedies. When such advice is provided, Customer will be deemed to have fulfilled the requirements for discovery of the defect and submittal

SWA-AGTA-EXC	EXC Page 5

of notice under this Exhibit C as of the in-warranty date specified in industry support information in a service bulletin or service letter.
6.    Filing a Claim.
6.1    Authority to File. Claims may be filed by Customer or its Authorized Agent. Appointment of an Authorized Agent will only be effective upon Boeing's receipt of the Authorized Agent's express written agreement, in a form satisfactory to Boeing, to be bound by and to comply with all applicable terms and conditions of this Aircraft General Terms Agreement.
6.2    Claim Information.
6.2.1    Claimant is responsible for providing sufficient information to substantiate Customer's rights to remedies under this Exhibit C. Boeing may reject a claim for lack of sufficient information. At a minimum, such information must include:
(i)    identity of claimant;
(ii)    serial or block number of the aircraft on which the defective Boeing Product was delivered;
(iii)    part number and nomenclature of the defective Boeing Product;
(iv)    purchase order number and date of delivery of the defective spare part;
(v)    description and substantiation of the defect;
(vi)    date the defect was discovered;
(vii)    date the Correction was completed;
(viii)    the total flight hours or cycles accrued, if applicable;
(ix)    an itemized account of direct labor hours expended in performing the Correction;
(x)    an itemized account of any direct materials incorporated in the Correction; and
(xi)    for 787 model aircraft claims submitted after the forty-eight (48) month warranty period, the specific reference within the Boeing Maintenance Planning Data Document to the inspection requirement for such Boeing Product.
6.2.2    Additional information may be required based on the nature of the defect and the remedies requested.
6.3    Boeing Claim Processing.
6.3.1    Any claim for a Boeing Product returned by Customer or its Authorized Agent to Boeing for Correction must accompany the Boeing Product. Any claim not associated with the return of a Boeing Product must be submitted signed and in writing directly by Customer or its Authorized Agent to Boeing Warranty by any of the methods identified in Article 11, “Notice,” of the AGTA or through an internet portal and process specified by Boeing.

SWA-AGTA-EXC	EXC Page 6

6.3.2    Boeing will promptly review the claim and will give notification of claim approval or rejection. If the claim is rejected, Boeing will provide a written explanation.
7.    Corrections Performed by Customer or Its Authorized Agent.
7.1    Facilities Requirements. Provided Customer, its Authorized Agent or its third party contractor, as appropriate, are certified by the appropriate Civil Aviation Authority or Federal Aviation Authority, Customer or its Authorized Agent may, at its option, Correct defective Boeing Products at its facilities or may subcontract Corrections to a third party contractor.
7.2    Technical Requirements. All Corrections done by Customer, its Authorized Agent or a third party contractor must be performed in accordance with Boeing's applicable service manuals, bulletins or other written instructions, using parts and materials furnished or approved by Boeing.
7.3    Reimbursement.
7.3.1    Boeing will reimburse Customer’s reasonable costs of Direct Materials and Direct Labor by credit memorandum (excluding labor hours expended for overhaul) at Customer’s Warranty Labor Rate to Correct a defective Boeing Product. Claims for reimbursement must contain sufficient information to substantiate Direct Labor hours expended and Direct Materials consumed. Customer or its Authorized Agent may be required to produce invoices for materials.
7.3.2    Customer’s established Warranty Labor Rate will be the greater of the standard labor rate or one hundred fifty percent (150%) of Customer's Average Direct Hourly Labor Rate. The standard labor rate paid by Boeing to its customers is established and published annually. Prior to or concurrently with submittal of Customer's first claim for Direct Labor reimbursement, Customer may notify Boeing of Customer's then current Average Direct Hourly Labor Rate and thereafter notify Boeing of any material change in such rate. Boeing will require information from Customer to substantiate such rates.
7.3.3    Reimbursement for Direct Labor hours to perform Corrections stated in a service bulletin will be based on the labor estimates in the service bulletin.
7.3.4    Boeing will provide to Customer a single, lump sum credit memorandum for Customer’s Direct Labor hours expended to incorporate the Corrections (other than of random anomalies) identified in service bulletins and service letters in all in-warranty aircraft covered by such service bulletins or service letters after Customer’s submission of a warranty claim and verification of the incorporation of such Corrections with respect to the first affected in-warranty aircraft. Such credit memoranda will not be provided in response to any other requests for reimbursement including, without limitation, those arising out of program letters or other special offers provided by Boeing.
7.3.5    Boeing will reimburse Customer’s freight charges associated with a Correction of a defect on a Boeing Product performed by its Authorized Agent or a third party contractor.
7.3.6    Maximum Reimbursement. Unless previously agreed in writing, the maximum reimbursement for Direct Labor and Direct materials for repair of a defective Boeing Product will not exceed 65% of Boeing’s then current sales price for a new replacement Boeing Product. Inspection, removal, reinstallation labor, final testing, inspection and transportation costs are separate and are not to be included in the cost

SWA-AGTA-EXC	EXC Page 7

elements used to determine the 65% limit. By mutual agreement between Customer and Boeing, Boeing may provide a replacement Product to Customer in lieu of credit reimbursement.
7.4    Disposition of Defective Boeing Products Beyond Economical Repair.
7.4.1    A defective Boeing Product found to be beyond economical repair (see paragraph 7.3.6) will be retained for a period of thirty (30) days from the date Boeing receives Customer's claim. During the thirty (30) day period, Boeing may request return of such Boeing Products for inspection and confirmation of a defect.
7.4.2    After the thirty (30) day period, a defective Boeing Product with a value of Four Thousand dollars ($4,000) or less may be scrapped without notification to Boeing. Boeing will reimburse Customer or its Authorized Agent for the charge for any item determined to be defective under this Aircraft General Terms Agreement. If such Boeing Product has a value greater than Four Thousand dollars ($4,000), Customer must obtain confirmation of unrepairability by Boeing's on-site field service representative prior to scrapping. Confirmation may be in the form of the representative's signature on Customer's claim or through direct communication between the representative and Boeing Warranty.
8.    Corrections Performed by Boeing.
8.1    Freight Charges. Customer or its Authorized Agent will pre-pay freight charges to return a Boeing Product to Boeing. If during the period of the applicable warranty Boeing determines the Boeing Product to be defective, Boeing will pre-pay shipping charges to return the Corrected Boeing Product. Boeing will reimburse Customer or its Authorized Agent for freight charges for Boeing Products returned to Boeing for Correction and determined to be defective.
8.2    Customer Instructions. The documentation shipped with the returned defective Boeing Product may include specific technical instructions for additional work to be performed on the Boeing Product. The absence of such instructions will evidence Customer's authorization for Boeing to perform all necessary Corrections and work required to return the Boeing Product to a serviceable condition.
8.3    Correction Time Objectives.
8.3.1    Boeing's objective for making Corrections is ten (10) working days for avionics and electronic Boeing Products, thirty (30) working days for Corrections of other Boeing Products performed at Boeing's facilities and forty (40) working days for Corrections of other Boeing Products performed at a Boeing subcontractor's facilities. The objectives are measured from the date Boeing receives the defective Boeing Product and a valid claim to the date Boeing ships the Corrected Boeing Product.
8.3.2    If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List then Boeing will either expedite the Correction or provide an interchangeable Boeing Product, on a no charge loan basis, until the Corrected Boeing Product is returned.
8.4    Title Transfer and Risk of Loss.
8.4.1    Title to and risk of loss of any Boeing Product returned to Boeing will at all times remain with Customer or any other title holder of such Boeing Product. While

SWA-AGTA-EXC	EXC Page 8

Boeing has possession of the returned Boeing Product, Boeing will have only such liabilities as a bailee for mutual benefit would have but will not be liable for loss of use.
8.4.2    If a Correction requires shipment of a new Boeing Product, then at the time Boeing ships the new Boeing Product, title to and risk of loss for the returned Boeing Product will pass to Boeing, and title to and risk of loss for the new Boeing Product will pass to Customer.
9.    Returning an Aircraft.
9.1    Conditions. An aircraft may be returned to Boeing's facilities for Correction only if:
(i)    Boeing and Customer agree a covered defect exists;
(ii)    Customer lacks access to adequate facilities, equipment or qualified personnel to perform the Correction; and
(iii)    it is not practical, in Boeing's estimation, to dispatch Boeing personnel to perform the Correction at a remote site.
9.2    Correction Costs. Boeing will perform the Correction at no charge to Customer. Subject to the conditions of Article 9.1, Boeing will reimburse Customer for the costs of fuel, oil, other required fluids and landing fees incurred in ferrying the aircraft to Boeing and back to Customer's facilities. Customer will minimize the length of both flights.
9.3    Separate Agreement. Prior to the return of an aircraft to Boeing, Boeing and Customer will enter into a separate agreement covering return of the aircraft and performance of the Correction. Authorization by Customer for Boeing to perform additional work that is not part of the Correction must be received within twenty-four (24) hours of Boeing’s request. If such authorization is not received within twenty-four (24) hours, Customer will be invoiced for work performed by Boeing that is not Part of the Correction.
10.    Insurance.
The provisions of Article 8.2 "Insurance", of this AGTA, will apply to any work performed by Boeing in accordance with Customer's specific technical instructions to the extent any legal liability of Boeing is based upon the content of such instructions.
11.    Disclaimer and Release; Exclusion of Liabilities.
11.1    DISCLAIMER AND RELEASE. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND THE REMEDIES OF CUSTOMER IN THIS EXHIBIT C ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

SWA-AGTA-EXC	EXC Page 9

(i)    ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
(ii)    ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
(iii)    ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND
(iv)     ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.
11.2    EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.
11.3    Definitions. For the purpose of this Article, "BOEING" or "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

SWA-AGTA-EXC	EXC Page 10

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 3:	BOEING SERVICE LIFE POLICY

1.Definitions.
Service Life Policy (SLP) Component - any of the primary structural elements (excluding industry standard parts), such as landing gear, wing, fuselage, vertical or horizontal stabilizer, listed in the applicable purchase agreement for a specific model of aircraft, either installed in the aircraft at time of delivery or purchased from Boeing by Customer as a spare part. The detailed SLP Component listing will be in Supplemental Exhibit SLP1 to each Purchase Agreement.
2.Service Life Policy.
2.1.SLP Commitment. If a failure is discovered in a SLP Component within the time periods specified in Article 2.2 below, Boeing will provide Customer a replacement SLP Component at the price calculated pursuant to Article 3.1, below. If requested by Customer as an alternative remedy, Boeing will reimburse Customer in accordance with the provisions of Exhibit C, Part 2, Article 7.3, for Direct Labor and Direct Material for repair of a failed SLP Component an amount not to exceed the difference between Boeing’s then current spare parts price for such SLP Component and the price determined pursuant to Article 3, below.
2.2.SLP Policy Periods.
2.2.1.The policy period for SLP Components initially installed on an aircraft is twelve (12) years after the date of delivery of the aircraft except that for SLP Components initially installed on a 787 aircraft the policy period is fifteen (15) years after the date of delivery of the aircraft.
2.2.2.The policy period for SLP Components purchased from Boeing by Customer as spare parts is twelve (12) years from delivery of such SLP Component or twelve (12) years from the date of delivery of the last aircraft produced by Boeing of a specific model, whichever first expires, except that for the 787 aircraft such policy period is fifteen (15) years from delivery of such SLP Component or fifteen (15) years from the date of delivery of the last 787 aircraft produced by Boeing, whichever first expires.
3.Price.
The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:

(i)	For 787 aircraft only:
	P	=	C(T-48)
132
where:

	P	=	price to Customer for the replacement part
	C	=	SLP Component sales price at time of replacement
	T	=	total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition and is greater than forty-eight (48) months.
(ii)	For all other aircraft models:
			P	=	CT
144

SWA-AGTA-EXC	EXC Page 11

where:

P	=	price to Customer for the replacement part
C	=	SLP Component sales price at time of replacement
T	=	total age in months of the failed SLP Component from the date of delivery to Customer to the date of discovery of such condition.
4.Conditions.
Boeing's obligations under this Part 3 of Exhibit C, “Boeing Service Life Policy,” (Policy) are conditioned upon the following:
4.1.Customer must notify Boeing in writing of the failure within three months after it is discovered.
4.2.Customer must provide reasonable evidence that the claimed failure is covered by this Policy and if requested by Boeing, that such failure was not the result of:
4.2.2.1.1.a defect or failure in a component not covered by this Policy,
4.2.2.1.2.an extrinsic force,
4.2.2.1.3.an act or omission of Customer, or
4.2.2.1.4.operation or maintenance contrary to applicable governmental regulations or Boeing's instructions.
4.3.If return of a failed SLP Component is practicable and requested by Boeing, Customer will return such SLP Component to Boeing at Boeing's expense.
4.4.Customer's rights and remedies under this Policy are limited to the receipt of a Correction pursuant to Article 2 above.
5.Disclaimer and Release; Exclusion of Liabilities.
This Part 3 and the rights and remedies of Customer and the obligations of Boeing are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

SWA-AGTA-EXC	EXC Page 12

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 4:	SUPPLIER WARRANTY COMMITMENT

1.Supplier Warranties and Supplier Patent and Copyright Indemnities.
Boeing will use diligent efforts to obtain warranties and indemnities against patent and copyright infringement enforceable by Customer from Suppliers of Supplier Products (except for BFE and engines) installed on the aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of the warranties and patent and copyright indemnities to Customer contained in Supplier Product Support and Assurance Agreements, prior to the scheduled delivery month of the first aircraft under the initial purchase agreement to the AGTA.
2.Boeing Assistance in Administration of Supplier Warranties.
Customer will be responsible for submitting warranty claims directly to Suppliers; however, if Customer experiences problems enforcing any Supplier warranty obtained by Boeing for Customer, Boeing will conduct an investigation of the problem and assist Customer in the resolution of those claims.
3.Boeing Support in Event of Supplier Default.
3.1    If the Supplier defaults in the performance of a material obligation under its warranty, and Customer provides evidence to Boeing that a default has occurred, then Boeing will furnish the equivalent warranty terms as provided by the defaulting Supplier.
3.2    At Boeing's request, Customer will assign to Boeing, and Boeing will be subrogated to, its rights against the Supplier provided by the Supplier warranty.

SWA-AGTA-EXC	EXC Page 13

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 5:	BOEING INTERFACE COMMITMENT

1.Interface Problems.
An Interface Problem is defined as a technical problem in the operation of an aircraft or its systems experienced by Customer, the cause of which is not readily identifiable by Customer but which Customer believes to be attributable to either the design characteristics of the aircraft or its systems or the workmanship used in the installation of Supplier Products. In the event Customer experiences an Interface Problem, Boeing will, without additional charge to Customer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem. Boeing will promptly advise Customer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.
2.Boeing Responsibility.
If Boeing determines that the Interface Problem is primarily attributable to the design or installation of any Boeing Product, Boeing will Correct the design or workmanship to the extent of any then existing obligations of Boeing under the provisions of the applicable Boeing Product warranty.
3.Supplier Responsibility.
If Boeing determines that the Interface Problem is primarily attributable to the design or installation of a Supplier Product, Boeing will assist Customer in processing a warranty claim against the Supplier.
4.Joint Responsibility.
If Boeing determines that the Interface Problem is partially attributable to the design or installation of a Boeing Product and partially to the design or installation of a Supplier Product, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the Supplier and will promptly advise Customer of the resulting corrective actions and recommendations.
5.General.
Customer will, if requested by Boeing, assign to Boeing any of its rights against any supplier as Boeing may require to fulfill its obligations hereunder.
6.Disclaimer and Release; Exclusion of Liabilities.
This Part 5 and the rights and remedies of Customer and the obligations of Boeing herein are subject to the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions of Article 11 of Part 2 of this Exhibit C.

SWA-AGTA-EXC	EXC Page 14

EXHIBIT C
PRODUCT ASSURANCE DOCUMENT
PART 6: BOEING INDEMNITIES AGAINST PATENT AND COPYRIGHT
INFRINGEMENT

1.Indemnity Against Patent Infringement.
Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged patent infringement through Customer’s use, lease or resale of any aircraft or any Boeing Product installed on an aircraft at delivery.
2.Indemnity Against Copyright Infringement.
Boeing will defend and indemnify Customer with respect to all claims, suits and liabilities arising out of any actual or alleged copyright infringement through Customer’s use, lease or resale of any Boeing created Materials and Aircraft Software installed on an aircraft at delivery.
3.Exceptions, Limitations and Conditions.
3.1.Boeing's obligation to indemnify Customer for patent infringement will extend only to infringements in countries which, at the time of the infringement, were party to and fully bound by either: (i) Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) the International Convention for the Protection of Industrial Property (Paris Convention).
3.2.Boeing's obligation to indemnify Customer for copyright infringement is limited to infringements in countries which, at the time of the infringement, are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.
3.3.The indemnities provided under this Part 6 will not apply to any BFE engines, Supplier Product, Boeing Product used other than for its intended purpose, or Aircraft Software not created by Boeing.
3.4.Customer must deliver written notice to Boeing (i) within ten (10) days after Customer first receives notice of any suit or other formal action against Customer and (ii) within twenty (20) days after Customer first receives any other allegation or written claim of infringement covered by this Part 6.
3.5.At any time, Boeing will have the right at its option and expense to: (i) negotiate with any party claiming infringement, (ii) assume or control the defense of any infringement allegation, claim, suit or formal action, (iii) intervene in any infringement suit or formal action, and/or (iv) attempt to resolve any claim of infringement by replacing an allegedly infringing Boeing Product or Aircraft Software with a noninfringing equivalent.
3.6.Customer will promptly furnish to Boeing all information, records and assistance within Customer’s possession or control which Boeing considers relevant or material to any alleged infringement covered by this Part 6.
3.7.Except as required by a final judgment entered against Customer by a court of competent jurisdiction from which no appeals can be or have been filed, Customer will obtain Boeing's written approval prior to paying, committing to pay,

SWA-AGTA-EXC	EXC Page 15

assuming any obligation or making any material concession relative to any infringement covered by these indemnities.

3.8.BOEING WILL HAVE NO OBLIGATION OR LIABILITY UNDER THIS PART 6 FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF BOEING AND REMEDIES OF CUSTOMER IN THIS PART 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT OR THE LIKE BY ANY AIRCRAFT, AIRCRAFT SOFTWARE, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THIS AGTA AND THE APPLICABLE PURCHASE AGREEMENT.
3.9.For the purposes of this Part 6, "BOEING or Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

SWA-AGTA-EXC	EXC Page 16

Appendix I
SAMPLE
Insurance Certificate
BROKER'S LETTERHEAD

Date: +

Certificate of Insurance

ISSUED TO:	The Boeing Company
Post Office Box 3707
Mail Code 13-57
Seattle, Washington 98124
Attn: Manager - Aviation Insurance for
Vice President - Employee Benefits,
Insurance and Taxes

CC:	Boeing Commercial Airplanes
P.O. Box 3707
Mail Code 21-34
Seattle, Washington 98124-2207
U.S.A.
Attn: Vice President - Contracts

NAMED INSURED: Southwest Airlines Co.
We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

Insurer	Policy No.	Participation

POLICY PERIOD: From [date and time of inception of the Policy(ies)] to [date and time of expiration].

GEOGRAPHICAL LIMITS: Worldwide (however, as respects "Aircraft Hull War and Allied Perils" Insurance, as agreed by Boeing).

SWA-AGTA-APPEND	Appendix I Page A-1

Appendix I
SAMPLE
Insurance Certificate

AIRCRAFT INSURED: All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and _________________ (hereinafter Aircraft):

Purchase Agreement No. __________ dated __________, 20_____
Purchase Agreement No. __________ dated __________, 20_____

COVERAGES:
2.Aircraft "all risks" Hull (Ground and Flight)
3.Aircraft Hull War and Allied Perils (as per LSW 555, or its successor wording)
4.Airline Liability
Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, //Premises/Operations// Liability, Completed //Operations/Products// Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.
The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than Section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY: To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:
Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable).

SWA-AGTA-APPEND	Appendix I Page A-2

Appendix I
SAMPLE
Insurance Certificate

(737-500/600)	US$350,000,000
(737-300/700)	US$400,000,000
(737-400)	US$450,000,000
(737-800/900)	US$500,000,000
(737-7/8/9)	TBD
(757-200)	US$525,000,000
(757-300)	US$550,000,000
(767-200)	US$550,000,000
(767-300)	US$700,000,000
(767-400ERX)	US$750,000,000
(787)	US$700,000,000
(777)	US$800,000,000
(747)	US$900,000,000

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are Twenty-five million U.S. Dollars ($25,000,000) any one //offense/aggregate//.)

DEDUCTIBLES / SELF-INSURANCE: Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING: It is certified that Insurers are aware of the terms and conditions of SWA-AGTA and the following purchase agreements:

Purchase Agreement No. __________ dated __________, 20_____
Purchase Agreement No. __________ dated __________, 20_____
Purchase Agreement No. __________ dated __________, 20_____

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.
Insurers have agreed to the following:
1.In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with SWA-AGTA which was incorporated by reference into the applicable purchase agreement.

SWA-AGTA-APPEND	Appendix I Page A-3

Appendix I
SAMPLE
Insurance Certificate

2.In regard to Airline Liability Insurance, Insurers agree:
2.1.To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of SWA-AGTA which was incorporated by reference into the applicable purchase agreement.
2.2.To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;
2.3.To provide that with respect to the interests of Boeing, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;
2.4.To provide that all provisions of the insurance coverage’s referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.
3.In regard to all of the above referenced policies:
3.1.Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverage’s described herein;
3.2.If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and
3.3.For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.
Subject to the terms, conditions, limitations and exclusions of the relative policies.

____________________
[Signature]

Name: ____________________

Title: ____________________

SWA-AGTA-APPEND	Appendix I Page A-4

Appendix II
SAMPLE
Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of __________, 20_____ is between ____________________, a company organized under the laws of ____________________ (Assignor) and ____________________, a company organized under the laws of ____________________ (Assignee). Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.
Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.
Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement. Assignee is willing to accept such assignment.
It is agreed as follows:
1.For all purposes of this Assignment, the following terms will have the following meanings:
Aircraft - one Boeing Model _____ aircraft, bearing manufacturer's serial number __________, together with all engines and parts installed on such aircraft on the Delivery Date.
Boeing - Boeing shall include any wholly-owned subsidiary of Boeing, and its successors and assigns.
Boeing Purchase Agreement - Purchase Agreement No. __________ dated as of ____________________ between Boeing and Assignor, as amended, but excluding ____________________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms. The Purchase Agreement incorporated by reference Aircraft General Terms Agreement SWA-AGTA (AGTA).
Delivery Date - the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.
2.Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment: [TO BE COMPLETED BY THE PARTIES.]

SWA-AGTA	October 28, 2011 Appendix II Page A-5

Appendix II
SAMPLE
Purchase Agreement Assignment

{EXAMPLES
(i)    the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;
(ii)    the right to accept delivery of the Aircraft;
(iii)    all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;
(iv)    all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and
(v)    any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}
Reserving exclusively to Assignor, however:
{EXAMPLES
(i)    all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;
(ii)    all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;
(iii)    the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and
(iv)    the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

SWA-AGTA	October 28, 2011 Appendix II Page A-6

Appendix II
SAMPLE
Purchase Agreement Assignment

Assignee hereby accepts such assignment.
3.Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.
4.For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 425-237-1706, if by facsimile. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor. Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee. Boeing may act with acquittance and conclusively rely on any such notice.
5.It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.
6.Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

SWA-AGTA	October 28, 2011 Appendix II Page A-7

Appendix II
SAMPLE
Purchase Agreement Assignment

7.Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.
8.Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law. Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.
9.Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.
10.Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft. Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.
11.This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.
12.This Assignment will be governed by, and construed in accordance with, the laws of ____________________.

SWA-AGTA	October 28, 2011 Appendix II Page A-8

Appendix II
SAMPLE
Purchase Agreement Assignment

__________________________	__________________________
as Assignor	as Assignee

By _________________________	By _________________________

Name:	Name:

Title:	Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as ///Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee/// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of __________, 20_____, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// shall be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity]
as //Indenture Trustee/Agent//

By:____________________________

Name:

Title:

SWA-AGTA	October 28, 2011 Appendix II Page A-9

Appendix II
SAMPLE
Purchase Agreement Assignment

CONSENT AND AGREEMENT OF
THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing in respect of the Aircraft. Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.
This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of __________, 20_____.

THE BOEING COMPANY

By _________________________
Name:

Title: Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s) ____________________

SWA-AGTA	October 28, 2011 Appendix II Page A-10

Appendix III
SAMPLE
Post-Delivery Sale Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention:    Vice President - Contracts
        Mail Code 21-34

In connection with the sale by Southwest Airlines Co. (Seller) to ____________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ____________________ (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement SWA-AGTA (AGTA).
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1.Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA. Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and
2.Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

SWA-AGTA	October 28, 2011 Appendix III Page A-11

Appendix III
SAMPLE
Post-Delivery Sale Notice

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Southwest Airlines Co.	Purchaser

By	By
Its	Its
Dated	Dated

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

Aircraft Manufacturer’s Serial Number ____________________

SWA-AGTA	October 28, 2011 Appendix III Page A-12

Appendix IV
SAMPLE
Post-Delivery Lease Notice

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention:    Vice President - Contracts
        Mail Code 21-34

In connection with the lease by Southwest Airlines Co. (Lessor) to ____________________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Lessor (Purchase Agreement) under which Lessor purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement SWA-AGTA (AGTA).
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:
1.Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement. This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207. Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement. With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor. Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

SWA-AGTA	October 28, 2011 Appendix IV Page A-13

Appendix IV
SAMPLE
Post-Delivery Lease Notice

2.Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA. Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.
3.Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.
We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Southwest Airlines Co.	Lessee

By	By
Its	Its
Dated	Dated

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By ________________________

Its Attorney-in-Fact

Dated ______________________

Aircraft Manufacturer’s Serial Number ____________________

SWA-AGTA	October 28, 2011 Appendix IV Page A-14

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

In connection with the sale/lease by Southwest Airlines Co. (//Seller/Lessor//) to ____________________ (//Purchaser/Lessee//) of the aircraft identified below, reference is made to the following documents:
(i)    Purchase Agreement No. _____ dated as of __________, 20_____, between The Boeing Company (Boeing) and //Seller/Lessor// (Purchase Agreement) under which //Seller/Lessor// purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft); and
(ii)    Aircraft //Sale/Lease// Agreement dated as of __________, 20_____, between Seller/Lessor and //Purchaser/Lessee// (Aircraft Agreement) under which //Seller/Lessor// is //selling/leasing// the Aircraft.
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
1.//Seller/Lessor// has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.
2.Disclaimer and Release; Exclusion of Consequential and Other Damages.
2.1.In accordance with //Seller/Lessor// obligation under Article 9.5 of the AGTA which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

SWA-AGTA	October 28, 2011 Appendix V Page A-15

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

2.2.DISCLAIMER AND RELEASE. IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:
(i)    ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
(ii)    ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
(iii)    ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND
(iv)    ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.
2.3.EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.
2.4.Definitions. For the purpose of this paragraph 2, BOEING or Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

SWA-AGTA	October 28, 2011 Appendix V Page A-16

Appendix V
SAMPLE
Purchaser’s/Lessee’s Agreement

Very truly yours,

Southwest Airlines Co.	//Purchaser/Lessee//

By	By
Its	Its
Dated	Dated

SWA-AGTA	October 28, 2011 Appendix V Page A-17

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No. _____ dated as of __________, 20__ (Purchase Agreement), between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer), under which Customer purchased certain Boeing Model __________ aircraft including the aircraft bearing Manufacturer's Serial No(s) _______________ (Aircraft). The Purchase Agreement incorporated by reference Aircraft General Terms Agreement SWA-AGTA (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:
1.Customer has appointed _________________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.
2.Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A. With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer. Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.
3.Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

SWA-AGTA	October 28, 2011 Appendix VI Page A-18

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Southwest Airlines Co.
By _______________________ Its _______________________ Dated ____________________

By
Its
Dated

SWA-AGTA	October 28, 2011 Appendix VI Page A-19

Appendix VI
SAMPLE
Post-Delivery Owner Appointment of Agent - Warranties

AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA. Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Southwest Airlines Co.
Agent By _______________________ Its _______________________ Dated ____________________

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY
By _______________________ Its _______________________ Dated ____________________

Aircraft Manufacturer’s Serial Number __________

SWA-AGTA	October 28, 2011 Appendix VI Page A-20

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

This agreement (Agreement) is entered into between _________________________ (Contractor) and Southwest Airlines Co. (Customer) and will be effective as of the date set forth below.
In connection with Customer’s provision to Contractor of certain Materials, Proprietary Materials and Proprietary Information; reference is made to Purchase Agreement No. _____ dated as of __________ between The Boeing Company (Boeing) and Customer (Purchase Agreement), which incorporates by this reference SWA-AGTA.
Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.
Boeing has agreed to permit Customer to make certain Materials, Proprietary Materials and Proprietary Information relating to Customer's Boeing Model _____ aircraft, Manufacturer’s Serial Number _______________, Registration No. __________ (Aircraft) available to Contractor in connection with Customer's contract with Contractor to maintain/repair/modify the Aircraft (Contract). In consideration of the Contract, and as a condition of receiving the Proprietary Materials and Proprietary Information, Contractor agrees as follows:
1.For purposes of this Agreement:
Aircraft Software means software intended to fly with and be utilized in the operation of an Aircraft, but excludes software furnished by Customer.
Materials means any and all items that are created by Boeing or a Third Party, are provided directly or indirectly to Contractor from Boeing or from Customer, and serve primarily to contain, convey or embody information. Materials may include either tangible forms (for example, documents or drawings) or intangible embodiments (for example, software and other electronic forms) of information, but excludes Aircraft Software and software furnished by Customer.

SWA-AGTA	October 28, 2011 Appendix VII Page A-21

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

Proprietary Information means any and all proprietary, confidential and/or trade secret information owned by Boeing or a Third Party which is contained, conveyed or embodied in Materials.
Proprietary Materials means Materials that contain, convey, or embody Proprietary Information.
Third Party means anyone other than Boeing, Customer and Contractor.

2.Boeing has authorized Customer to grant to Contractor a worldwide, non-exclusive, personal and nontransferable license to use Proprietary Materials and Proprietary Information, owned by Boeing, internally in connection with performance of the Contract or as may otherwise be authorized by Boeing in writing. Contractor will keep confidential and protect from disclosure to any person, entity or government agency, including any person or entity affiliated with Contractor, all Proprietary Materials and Proprietary Information. Individual copies of all Materials and Aircraft Software are provided to Contractor subject to copyrights therein, and all such copyrights are retained by Boeing or, in some cases, by Third Parties. Contractor is authorized to make copies of Materials (except for Materials bearing the copyright legend of a Third Party) provided, however, Contractor preserves the restrictive legends and proprietary notices on all copies. All copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under this Agreement.
3.Contractor specifically agrees not to use Proprietary Materials or Proprietary Information in connection with the manufacture or sale of any part or design. Unless otherwise agreed with Boeing in writing, Proprietary Materials and Proprietary Information may be used by Contractor only for work on the Aircraft for which such Proprietary Materials have been specified by Boeing. Customer and Contractor recognize and agree that they are responsible for ascertaining and ensuring that all Materials are appropriate for the use to which they are put.
4.Contractor will not attempt to gain access to information by reverse engineering, decompiling, or disassembling any portion of any software or Aircraft Software provided to Contractor pursuant to this Agreement.
5.Upon Boeing's request at any time, Contractor will promptly return to Boeing (or, at Boeing's option, destroy) all Proprietary Materials, together with all copies thereof and will certify to Boeing that all such Proprietary Materials and copies have been so returned or destroyed.

SWA-AGTA	October 28, 2011 Appendix VII Page A-22

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

6.When and to the extent required by a government regulatory agency having jurisdiction over Contractor, Customer or the Aircraft, Contractor is authorized to provide Proprietary Materials and disclose Proprietary Information to the agency for the agency's use in connection with Contractor’s authorized use of such Proprietary Materials and/or Proprietary Information in connection with Contractor’s maintenance, repair, or modification of the Aircraft. Contractor agrees to take reasonable steps to prevent such agency from making any distribution or disclosure, or additional use of the Proprietary Materials and Proprietary Information so provided or disclosed. Contractor further agrees to promptly notify Boeing upon learning of any (i) distribution, disclosure, or additional use by such agency, (ii) request to such agency for distribution, disclosure, or additional use, or (iii) intention on the part of such agency to distribute, disclose, or make additional use of the Proprietary Materials or Proprietary Information.
7.Boeing is an intended third party beneficiary under this Agreement, and Boeing may enforce any and all of the provisions of the Agreement directly against Contractor. Contractor hereby submits to the jurisdiction of the Washington state courts and the United States District Court for the Western District of Washington with regard to any Boeing claims under this Agreement. It is agreed that Washington law (excluding Washington's conflict-of-law rules) will apply to this Agreement and to any claim or dispute under this Agreement.
8.No disclosure or physical transfer by Boeing or Customer to Contractor, of any Proprietary Materials or Proprietary Information covered by this Agreement will be construed as granting a license, other than as expressly set forth in this Agreement or any ownership right in any patent, patent application, copyright or proprietary information.
9.The provisions of this Agreement will apply notwithstanding any markings or legends, or the absence thereof, on any Proprietary Materials.
10.This Agreement is the entire agreement of the parties regarding the ownership and treatment of Proprietary Materials and Proprietary Information, and no modification of this Agreement will be effective as against Boeing unless embodied in writing and signed by authorized representatives of Contractor, Customer and Boeing.
11.Failure by either party to enforce any of the provisions of this Agreement will not be construed as a waiver of such provisions. If any of the provisions of this Agreement are held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the Agreement will remain in full force.
12.The obligations of Customer and Contractor relating to Proprietary Materials and Proprietary Information under this Agreement will remain in effect and will survive cancellation or termination of this Agreement.

SWA-AGTA	October 28, 2011 Appendix VII Page A-23

Appendix VII
SAMPLE
Contractor Confidentiality Agreement

AGREED AND ACCEPTED this

Date: ____________________

Contractor	Southwest Airlines Co.
Signature ___________________ Printed Name ________________ Title _______________________	Signature ____________________ Printed Name _________________ Title _________________________

SWA-AGTA	October 28, 2011 Appendix VII Page A-24

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]
Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention    Vice President – Contracts
        Mail Code 21-34

In connection with ________________'s (Seller's) sale to and lease back from ________________ (Buyer) of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. _______ dated as of _________________, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) _________(Aircraft). The Agreement incorporates by reference the terms of SWA-AGTA dated __________ ___, between Seller and Boeing.
2.Aircraft Sale Agreement dated as of ___________________, between Seller and ___________________________________ (Buyer).
3.Aircraft Lease Agreement dated as of ___________________, between Buyer and Seller.
Capitalized terms used herein without definition will have the same meaning as in the Agreement.
Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

SWA-AGTA	October 28, 2011 Appendix VIII Page A-25

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

1.Buyer acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
2.Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 981242207 (if by mail) or (425) 237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer. Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.
3.Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
4.Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

SWA-AGTA	October 28, 2011 Appendix VIII Page A-26

Appendix VIII
SAMPLE
Post-Delivery Sale with Lease to Seller

Very truly yours,

Seller	Buyer

By	By
Its	Its
Dated	Dated

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

SWA-AGTA	October 28, 2011 Appendix VIII Page A-27

Appendix IX
SAMPLE
SALE WITH LEASE

[NOTE: From 1st tier Owner/Seller and subsequent Buyer regarding post-delivery sale and lease of an aircraft. Remaining PA rights have been assigned to the new owner; the new owner authorizes a lessee to exercise such rights during the term of a lease. ]
Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention    Vice President – Contracts
        Mail Code 21-34

In connection with the sale by ___________________ (Seller) to ___________________ (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:
1.Purchase Agreement No. ______ dated as of __________, _____, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________ (Aircraft).
2.Aircraft sale agreement dated as of __________, between Seller and Purchaser.
3.Aircraft lease agreement dated as of __________, between Purchaser and _________ (Lessee)(Lease).
Capitalized terms used herein without definition will have the same meaning as in the Agreement.
Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:
3.1.Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

SWA-AGTA	October 28, 2011 Appendix IX Page A-28

Appendix IX
SAMPLE
SALE WITH LEASE

3.2.Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and
3.3.Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.
3.4.Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of Buyer/Customer with respect to the remaining rights related to the Aircraft under the Agreement. This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 981242207 (if by mail) or (425)237-1706 (if by facsimile). Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as Buyer/Customer with respect to the Aircraft under the Agreement. With respect to the rights, powers, duties and obligations of Buyer/Customer under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser. Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.
3.5.Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and documents/Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

SWA-AGTA	October 28, 2011 Appendix IX Page A-29

Appendix IX
SAMPLE
SALE WITH LEASE

Very truly yours,

Seller	Purchaser

By	By
Its	Its
Dated	Dated

__________________(Lessee)
By _______________________ Its _______________________ Dated ____________________

SWA-AGTA	October 28, 2011 Appendix IX Page A-30

Appendix IX
SAMPLE
SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

MSN_______________________

SWA-AGTA	October 28, 2011 Appendix IX Page A-31

Appendix X
SAMPLE
Post-Delivery Security

Boeing Commercial Airplanes
P. O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

By Courier
1901 Oakesdale Ave. SW
Renton, WA 98055
U.S.A.

Attention	Vice President – Contracts
Mail Code 21-34

Reference is made to Purchase Agreement No. ________ dated as of _______________, (Agreement) between The Boeing Company (Boeing) and __________________________ (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer’s Serial Number _______(Aircraft). The Agreement incorporates by reference the terms of Aircraft General Terms Agreement SWA-AGTA (AGTA), dated ________, between Borrower and Boeing.
Capitalized terms used herein without definition will have the same meanings as in the Agreement.
Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.
In connection with Borrower’s financing of the Aircraft, Borrower is entering into a Trust Indenture/Mortgage, dated as of ___________, between Borrower and Indenture Trustee/Mortgagee (Trust Indenture/Mortgage), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights). Borrower is authorized to exercise the Assigned Rights until such time as the Indenture Trustee/Mortgagee notifies Boeing as provided below that an Event of Default under the Trust Indenture/Mortgage has occurred and is continuing. In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:

SWA-AGTA	October 28, 2011 Appendix X Page A-32

Appendix X
SAMPLE
Post-Delivery Security

1.Indenture Trustee/Mortgagee, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain Trust Indenture/Mortgage, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the Trust Indenture/Mortgage shall be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.
2.Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from Indenture Trustee/Mortgagee, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the Trust Indenture/Mortgage has occurred and is continuing. Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower. Thereafter, until Indenture Trustee/Mortgagee has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with Indenture Trustee/Mortgagee. Boeing may act with acquittance and conclusively rely on any such notice.
Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Indenture Trustee/Mortgagee
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

By	By
Its	Its
Dated	Dated

SWA-AGTA	October 28, 2011 Appendix X Page A-33

Appendix X
SAMPLE
Post-Delivery Security

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

Its    Attorney-in-Fact

Dated _______________________

MSN_______________________

SWA-AGTA	October 28, 2011 Appendix X Page A-34

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

6-1162-CAF-0390

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]

Reference:    Purchase Agreement Nos. 1810 and 3729 between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-700, -800 and 737-7/8/9 aircraft (Purchase Agreements)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreements.

[***]

6-1162-CAF-0390 [***]	Page 1
BOEING PROPRIETARY

Customer understands that certain information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations specifically relating to this Letter Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing and (c) attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this clause, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations.  Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Cheri A Fischer

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 13 , 2011

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & Chief Operating Officer

6-1162-CAF-0390 [***]	Page 2
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 1

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 13, 2013, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO. a Texas corporation (Customer);

Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-8 aircraft; and this Supplemental Agreement No. 1 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to i) add reference to letter agreement number SWA-PA-03729-LA-1209080, [***], which was previously executed on July 8, 2012; ii) revise certain terms of letter agreement number SWA-PA-03729-LA-1106481, [***]; and iii) add letter agreement number SWA-PA-03729-LA-1210419, [***];

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.The Table of Contents is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.
2.Letter Agreement SWA-PA-03729-LA-1106481, [***], is deleted in its entirety and replaced with a revised Letter Agreement SWA-PA-03729-LA-1106481R1, attached hereto and incorporated into the Purchase Agreement by this reference.
3.To document its previous execution and as an administrative matter, Letter Agreement SWA-PA-03729-LA-1209080, [***] and dated July 8, 2012 is hereby added and, by this reference, is incorporated into the Purchase Agreement.

SWA-PA-3729	1	SA-1
BOEING PROPRIETARY

4. Letter Agreement SWA-PA-03729-LA-1210419, [***], is hereby added and, by this reference, is incorporated into the Purchase Agreement.
5.The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
6.This Supplemental Agreement must be executed by Boeing and Customer on or before May 15, 2012.

AGREED AND ACCEPTED this

May 13, 2013
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Jeff Solomon	/s/ Michael Van de Ven
Signature	Signature

Jeffery J. Solomon	Michael Van de Ven
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

SWA-PA-3729	2	SA-1
BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment
Article 5	Additional Terms
TABLE	TITLE
1	Aircraft Information Table
EXHIBIT
A	Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463	Open Matters
SWA-PA-03729-LA-1106464	[***]
SWA-PA-03729-LA-1106465	[***]
SWA-PA-03729-LA-1106466	[***]

SWA-PA-3729	Page 1 SA-1
BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106467	[***]
SWA-PA-03729-LA-1106468	[***]
SWA-PA-03729-LA-1106469	[***]
SWA-PA-03729-LA-1106470	[***]
SWA-PA-03729-LA-1106471	Substitute Aircraft
SWA-PA-03729-LA-1106472	[***]
SWA-PA-03729-LA-1106473	[***]
SWA-PA-03729-LA-1106474	Option Aircraft
SWA-PA-03729-LA-1106475	[***]
SWA-PA-03729-LA-1106476	[***]
SWA-PA-03729-LA-1106477	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479	[***]
SWA-PA-03729-LA-1106480	[***]
SWA-PA-03729-LA-1106481R1	[***]	SA-1
SWA-PA-03729-LA-1106482	[***]
SWA-PA-03729-LA-1106483	[***]
SWA-PA-03729-LA-1106484	[***]
SWA-PA-03729-LA-1106485	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1

SWA-PA-3729	Page 2 SA-1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106481R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

3.[***]

SWA-PA-03729-LA-1106481R1 [***]	Page 1
BOEING PROPRIETARY

4.[***]

5.[***]

6.[***]

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

SWA-PA-03729-LA-1106481R1 [***]	Page 2
BOEING PROPRIETARY

consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106481R1 [***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1209080
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.Assignment.
This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees

SWA-PA-03729-LA-1209080 [***]	Page 1
BOEING PROPRIETARY

to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Jeff Solomon
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 8, 2012

SOUTHWEST AIRLINES CO.

By

Its	EVP & Chief Operating Officer

SWA-PA-03729-LA-1209080 [***]	Page 2
BOEING PROPRIETARY

to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2012

SOUTHWEST AIRLINES CO.

By	/s/ Laura Wright

Its

SWA-PA-03729-LA-1209080 [***]	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1210419

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1210419 [***]	LA Page 1
BOEING PROPRIETARY

3.Confidentiality.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1210419 [***]	LA Page 2
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 2

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 13, 2013, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO. a Texas corporation (Customer);

Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-8 aircraft; and this Supplemental Agreement No. 2 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of thirty (30) firm Model 737-700 aircraft (Substitution Aircraft) to firm Model 737-8 aircraft (New Firm -8 Aircraft), exercised pursuant to the terms of SA-83 to Purchase Agreement No. 1810 between Customer and Boeing (SA-83);
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of forty-one (41) Model 737-700 option aircraft to Model 737-8 option aircraft (New Option -8 Aircraft), exercised pursuant to the terms of SA-83;
WHEREAS, Boeing and Customer agree that Customer will be the launch customer for the Model 737-7 aircraft and, accordingly, Customer elects to exercise its right to substitute thirty (30) firm Model 737-8 aircraft to Model 737-7 aircraft (New Firm -7 Aircraft) in accordance with Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft”;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise the scheduled delivery stream and identify nominal delivery months for the aircraft;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to make certain of its terms applicable to 737-7 Aircraft;

SWA-PA-03729	1	SA-2
BOEING PROPRIETARY

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.The cover page and Table of Contents of the Purchase Agreement are deleted in their entirety and a new cover page and Table of Contents are attached hereto and incorporated into the Purchase Agreement by this reference, which reflect the addition of the Model 737-7 aircraft.
2.Article 1 of the Purchase Agreement is deleted in its entirety and a new Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference, which reflects (i) the addition of Model 737-7 aircraft, (ii) reference to new Exhibits A1 and A2 and (iii) reference to new Tables 1A and 1B.
3.Article 4 of the Purchase Agreement is deleted in its entirety and a new Article 4 is attached hereto and incorporated into the Purchase Agreement by this reference, which reflects the addition of Model 737-7 aircraft.
4.Table 1, “Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is deleted in its entirety.
5.Table 1A, “737-8 Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is hereby added and is incorporated into the Purchase Agreement by this reference. Table 1A (i) adds the New Firm -8 Aircraft, (ii) accelerates the scheduled delivery of certain 2018 and 2019 737-8 Aircraft, (iii) identifies the Nominal Delivery Month for each 737-8 Aircraft and (iv) designates blocks of 737-8 Aircraft to differentiate applicable business terms.
6.Table 1B, “737-7 Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is hereby added and, by this reference, is incorporated in the Purchase Agreement. Table 1B contains description, price, advance payment and Nominal Delivery Month information for the 737-7 Aircraft.
7.Exhibit A, “Aircraft Configuration”, to the Purchase Agreement is deleted in its entirety.
8.New Exhibit A1, “737-8 Aircraft Configuration”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the aircraft configuration for 737-8 Aircraft.
9.New Exhibit A2, “737-7 Aircraft Configuration”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the aircraft configuration for 737-7 Aircraft.
10. New Supplemental Exhibit CS1-7MAX, “Customer Support Variables”, is attached hereto and incorporated into the Purchase Agreement by this reference, containing the customer support variables applicable to the 737-7 Aircraft.
11.Letter Agreement SWA-PA-03729-LA-1106463, “Open Matters”, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106463R1, “Open Matters”, which reflects the addition of the Model 737-7 Aircraft.
12.Letter Agreement SWA-PA-03729-LA-1106469, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106469R1, [***], which reflects the addition of the Model 737-7 Aircraft.

SWA-PA-03729	2	SA-2
BOEING PROPRIETARY

13.Letter Agreement SWA-PA-03729-LA-1106470, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106470R1, [***], which reflects the addition of the Model 737-7 aircraft.
14.Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft”, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106471R1, “Substitute Aircraft”, which removes language made superfluous by this Supplemental Agreement.
15.Letter Agreement SWA-PA-03729-LA-1106472, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106472R1, [***], which revises the quantity of Eligible Aircraft and updates document references consistent with this Supplemental Agreement.
16.Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474, “Option Aircraft”, is deleted in its entirety and replaced with a new Attachment 1 (identified by “SA-2”) attached hereto and incorporated into the Purchase Agreement by this reference. This new Attachment 1 reflects the addition of the New Option -8 Aircraft and designates a block of Option Aircraft to differentiate applicable business terms.
17.Letter Agreement SWA-PA-03729-LA-1106479, [***], is deleted in its entirety and replaced with the attached revised and re-titled Letter Agreement SWA-PA-03729-LA-1106479R1, [***], which reflects the addition of the Model 737-7 Aircraft.
18.Letter Agreement SWA-PA-03729-LA-1106480, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106480R1, [***], which reflects the addition of the Model 737-7 Aircraft.
19.Letter Agreement SWA-PA-03729-LA-1106481R1, [***] is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106481R2, [***], which reflects the addition of the Model 737-7 aircraft.
20.Attachment A to Letter Agreement SWA-PA-03729-LA-1106484, [***], is deleted in its entirety and replaced with a new Attachment A, which reflects the revised aircraft delivery stream extending through 2024.
21.Attachment B to Letter Agreement SWA-PA-03729-LA-1106484, [***], is deleted in its entirety and replaced with a new Attachment B, which reflects the revised aircraft delivery stream extending through 2024.
22.Page 1 or Page 2, as applicable, of each of the following Exhibits, Supplemental Exhibits and Letter Agreements are hereby deleted and replaced with the attached pages, which include revisions to add reference to 737-7 Aircraft:

EXHIBIT
B	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables

SWA-PA-03729	3	SA-2
BOEING PROPRIETARY

EE1	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components
LETTER AGREEMENTS
SWA-PA-03729-LA-1106464	[***]
SWA-PA-03729-LA-1106465	[***]
SWA-PA-03729-LA-1106468	[***]
SWA-PA-03729-LA-1106476	[***]
SWA-PA-03729-LA-1106477	[***]
SWA-PA-03729-LA-1106482	[***]
SWA-PA-03729-LA-1106483	[***]
SWA-PA-03729-LA-1106484	[***]
SWA-PA-03729-LA-1106485	[***]

23.New Letter Agreement SWA-PA-03729-LA-1300943, [***], is attached hereto and, by this reference, incorporated into the Purchase Agreement, [***]
24.New Letter Agreement SWA-PA-03729-LA-1301168, [***], is attached hereto and, by this reference, incorporated into the Purchase Agreement, [***].
25.New Letter Agreement SWA-PA-01810/03729-LA-1301169, [***], is attached hereto and, by this reference, incorporated into the Purchase Agreement, [***].
26.New Letter Agreement SWA-PA-03729-LA-1301170, [***], is attached hereto and, by this reference, incorporated into the Purchase Agreement, [***]
27.If Customer owes Boeing any additional Advance Payment amounts as a result of the execution of this Supplemental Agreement, Customer will pay such amounts to Boeing.   If as a result of the execution of this Supplemental Agreement, there is any excess in Advance Payments made by Customer to Boeing, Boeing will retain such excess amounts until the next Advance Payment is due, at which time Customer may reduce the amount of such Advance Payment by the amount of such excess.  A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Customer by Boeing.
28.The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
29.This Supplemental Agreement is contingent upon the prior execution of Supplemental Agreement No. 1 to the Purchase Agreement and must be executed by Boeing and Customer concurrently with Supplemental Agreement No. 83 to Purchase Agreement No. 1810 on or before May 17, 2013.

SWA-PA-03729	4	SA-2
BOEING PROPRIETARY

AGREED AND ACCEPTED this

May 13, 2013
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Jeff Solomon	/s/ Michael Van de Ven
Signature	Signature

Jeffery J. Solomon	Michael Van de Ven
Printed name	Printed name

Attorney-in-Fact	Executive Vice President
Title	Title

SWA-PA-03729	5	SA-2
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729		SA-2
	BOEING PROPRIETARY	Page 1

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-2
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components
LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729		SA-2
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467	[***]
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106472R1	[***]	SA-2
SWA-PA-03729-LA-1106473	[***]
SWA-PA-03729-LA-1106474	Option Aircraft
	Attachment 1	SA-2
SWA-PA-03729-LA-1106475	[***]
SWA-PA-03729-LA-1106476*	[***]
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484*	[***]
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	[***]

SWA-PA-03729		SA-2
	BOEING PROPRIETARY	Page 3

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]
SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168	[***]	SA-2
SWA-PA-01810/03729-LA-1301169	[***]	SA-2
SWA-PA-03729-LA-1301170	[***]	SA-2

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-2
	BOEING PROPRIETARY	Page 4

Purchase Agreement No. PA-03729
between
The Boeing Company
and
Southwest Airlines Co.
This Purchase Agreement No. PA-03729 between The Boeing Company, a Delaware corporation, (Boeing) and Southwest Airlines Co., a Texas corporation, (Customer) relating to the purchase and sale of Model 737-8 and 737-7 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 13, 2011 between the parties, identified as SWA-AGTA (AGTA).
1.Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 737-8 and 737-7 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configurations described in Exhibits A1 and A2 (collectively referred to as Exhibit A) in the quantities listed in Tables 1A and 1B respectively (collectively referred to as Table 1) to the Purchase Agreement.
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.Price.
3.1Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
3.2Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the scheduled delivery month of each Aircraft.
4.Payment.
4.1Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).
4.2The standard advance payment schedule for the Aircraft requires Customer [***] on the effective date of the Purchase Agreement for the

SWA-PA-03729		SA-2
	BOEING PROPRIETARY	Page 5

Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.
4.3For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
4.4Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.
5.Additional Terms.
5.1Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
5.2Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.
5.3Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.
5.4Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.
5.5Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.
5.6Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.7Public Announcement. Each of Customer and Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval from the authorized representative of the other party hereto.
5.8Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA,

SWA-PA-03729		SA-2
	BOEING PROPRIETARY	Page 6

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A001-TBD (10/27/2011)
Engine Model/Thrust:	CFMLEAP-1B26	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
//Seller Purchased Equipment (SPE)/In-Flight		[***]
Entertainment (IFE)// Estimate:

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	1	[***]	36929	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]		C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]		C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	36988	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36989	A		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Jan-2018	1	[***]	42544	A		[***]	[***]	[***]	[***]	[***]
Jan-2018	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42546	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42547	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42548	A		[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]				[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2018	1	[***]	37019	A		[***]	[***]	[***]	[***]	[***]
Oct-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2018	1	[***]	42549	A		[***]	[***]	[***]	[***]	[***]
Nov-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2019	1	[***]	37042	A		[***]	[***]	[***]	[***]	[***]
Feb-2019	1	[***]	42550	A		[***]	[***]	[***]	[***]	[***]
Mar-2019	1	[***]	42551	A		[***]	[***]	[***]	[***]	[***]
Jul-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2019	1	[***]	37034	A		[***]	[***]	[***]	[***]	[***]
Sep-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	42552	A		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2020	1	[***]	42553	A		[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]	35970	B		[***]	[***]	[***]	[***]	[***]
Mar-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2020	1	[***]	35968	B		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	35972	B		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	36736	B		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	33941	B		[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]	35963	B		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]	36733	B		[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]	35971	B		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	38804	B		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	38805	B		[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	36729	B		[***]	[***]	[***]	[***]	[***]
Feb-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2021	2	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2021	2	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]				[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2024	2	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2024	2	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]				[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Nov-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Total:	150

*[***]
Notes:
1)[***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Airframe Model/MTOW:	737-7	155500 pounds	Detail Specification:	D019A001-TBD (10/27/2011)
Engine Model/Thrust:	CFMLEAP-1B20	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Deposit per Aircraft:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2019	3	[***]	[***]	[***]	[***]	[***]	[***]
May-2019	2	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2019	2	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2019	1	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2019	2	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2019	2	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2019	2	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
May-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 1

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2020	2	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]	[***]	[***]	[***]	[***]
Total:	30

* [***]

SWA-PA-03729 58680-1F.TXT	BOEING PROPRIETARY	SA-2 Page 2

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A1 to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA1 Page 1	SA-2
BOEING PROPRIETARY

Exhibit A1
737-8 AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT
The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing 737-8 Airplane Description Document No. D019A007 Rev New dated November 4, 2011 and is more fully discussed in Letter Agreement SWA-PA-03729-LA-1106463 entitled “Open Matters.”

SWA-PA-03729-EXA1 Page 2	SA-2
BOEING PROPRIETARY

737-7 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A2 to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA2	SA-2 Page 1
BOEING PROPRIETARY

Exhibit A2
AIRCRAFT CONFIGURATION
Dated May 13, 2013
relating to
BOEING MODEL 737-7 AIRCRAFT
The contents of Exhibit A2 will be defined in accordance with the provisions of Letter Agreement SWA-PA-03729-LA-1106463R1, “Open Matters”, to the Purchase Agreement.

SWA-PA-03729-EXA2	SA-2 Page 2
BOEING PROPRIETARY

Exhibit B
AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.
1.GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2Certificate of Sanitary Construction.
1.2.1U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be provided by Boeing to Customer and displayed aboard each Aircraft after delivery to Customer.
1.2.2Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.3Customs Documentation.
1.3.1Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

SWA-PA-03729-EXB	SA-2 Page 2
BOEING PROPRIETARY

ESCALATION ADJUSTMENT
AIRFRAME AND OPTIONAL FEATURES
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
1.[***]

SWA-PA-03729-AE1	SA-2 Page 2
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	tbd

Galley Inserts	tbd

Seats (passenger)	tbd

Overhead & Audio System	tbd

In-Seat Video System	tbd

Miscellaneous Emergency Equipment	tbd

Cargo Handling Systems* (Single Aisle Programs only)	tbd
*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.
2.On-dock Dates and Other Information.
On or before _______tbd__________, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

SWA-PA-03729-BFE1	SA-2 Page 2
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Supplemental Exhibit CS1-7MAX
to Purchase Agreement Number PA-03729

SWA-PA-03729-CS1-7MAX	SA-2 Page 1
BOEING PROPRIETARY

[***]

SWA-PA-03729-CS1-7MAX	SA-2 Page 2
BOEING PROPRIETARY

SWA-PA-03729-CS1-7MAX	SA-2 Page 3
BOEING PROPRIETARY

ENGINE ESCALATION
ENGINE WARRANTY AND PATENT INDEMNITY
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
[***]

SWA-PA-03729-EE1	SA-2 Page 2
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS
relating to
BOEING MODEL 737-8 and 737-7 AIRCRAFT
This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03729.
9.Wing.

(i) Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii) Wing spar webs, chords and stiffeners.
(iii) Inspar wing ribs.
(iv) Inspar splice plates and fittings.
(v) Main landing gear support structure.
(vi) Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii) Wingtobody structural attachments.
(viii) Engine strut support fittings attached directly to wing primary structure.
(ix) Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; for leading edge devices and trailing edge flaps; and the winglets.
(x) Trailing edge flap tracks and carriages.
(xi) Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
3.Body.

(i) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii) Window and windshield structure but excluding the windows and windshields.
(iii) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

SWA-PA-03729-SLP1	SA-2 Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106463R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Open Matters
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the Aircraft program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Aircraft program develops as follows:
1.Aircraft Delivery Schedule.
1.1[***]

1.2    Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.

SWA-PA-03729-LA-1106463R1 Open Matters	SA-2 Page 1
BOEING PROPRIETARY

2.Aircraft Configuration.
2.1Model 737-8. The initial configuration of Customer's Model 737-8 Aircraft has been defined by Boeing 737-8 Airplane Description Document No. D019A007 Rev New dated November 4, 2011 as described in Article 1 and Exhibit A1 of the Purchase Agreement (Initial Configuration). [***]

SWA-PA-03729-LA-1106463R1 Open Matters	SA-2 Page 2
BOEING PROPRIETARY

SWA-PA-03729-LA-1106463R1 Open Matters	SA-2 Page 3
BOEING PROPRIETARY

3.[***]
4.Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the Aircraft program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:
4.1Software. Additional provisions relating to software and software loading.
4.2Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.
4.3Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.
5.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has

SWA-PA-03729-LA-1106463R1 Open Matters	SA-2 Page 4
BOEING PROPRIETARY

value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Van

Its	Executive Vice President

SWA-PA-03729-LA-1106463R1 Open Matters	SA-2 Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106464

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

SWA-PA-03729-LA-1106464	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1106465
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

SWA-PA-03729-LA-1106465	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106468
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
[***]

SWA-PA-03729-LA-1106468	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106469R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
References:	1)	Purchase Agreement No. PA03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
	2)	Letter Agreement SWA-PA-03729-LA-1106471, “Substitute Aircraft,” to the Purchase Agreement (Substitution Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106469R1	SA-2
[***]	Page 1
BOEING PROPRIETARY

2.[***]

3.[***]

SWA-PA-03729-LA-1106469R1	SA-2
[***]	Page 2
BOEING PROPRIETARY

4.[***]

5.[***]
6.[***]

7.[***]

8.[***]

SWA-PA-03729-LA-1106469R1	SA-2
[***]	Page 3
BOEING PROPRIETARY

9.[***]

10.[***]

11.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
12.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106469R1	SA-2
[***]	Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106469R1	SA-2
[***]	Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106470R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

3.[***]

SWA-PA-03729-LA-1106470R1	SA-2
[***]	Page 1
BOEING PROPRIETARY

4.[***]

5.[***]

6.[***]

SWA-PA-03729-LA-1106470R1	SA-2
[***]	Page 2
BOEING PROPRIETARY

7.[***]

8.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106470R1	SA-2
[***]	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106470R1	SA-2
[***]	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106471R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Substitute Aircraft
References:	1)	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
	2)	Letter Agreement No. SWA-PA-03729-LA-1106469, [***]
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.Deleted.

3.[***]

SWA-PA-03729-LA-1106471R1	SA-2
Aircraft Model Substitution	Page 1
BOEING PROPRIETARY

4.[***]
5.[***]

SWA-PA-03729-LA-1106471R1	SA-2
Aircraft Model Substitution	Page 2
BOEING PROPRIETARY

6.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
7.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106471R1	SA-2
Aircraft Model Substitution	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106471R1	SA-2
Aircraft Model Substitution	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106472R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]

SWA-PA-03729-LA-1106472R1	SA-2
[***]	Page 1
BOEING PROPRIETARY

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106472R1	SA-2
[***]	Page 2
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)
Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2021	1	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-10.TXT	BOEING PROPRIETARY	SA-2 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-10.TXT	BOEING PROPRIETARY	SA-2 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-10.TXT	BOEING PROPRIETARY	SA-2 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-10.TXT	BOEING PROPRIETARY	SA-2 Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027	3	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-10.TXT	BOEING PROPRIETARY	SA-2 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Total:	191

* [***]

SWA‑PA‑03729‑LA1106474 58960-10.TXT	BOEING PROPRIETARY	SA-2 Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106476
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.[***]

SWA-PA-03729-LA-1106476	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106477
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Recitals
1.[***]
2.[***]
Agreement
3.Covered Aircraft.
The Program shall apply to each of the Aircraft operated by Customer on Customer's routes during the Program Term (Covered Aircraft).
4.[***]

SWA-PA-03729-LA-1106477	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106479R
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106479R1	SA-2
[***]	Page 1
BOEING PROPRIETARY

2.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Section) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Section, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106479R1	SA-2
[***]	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106479R1	SA-2
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106480R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]
3.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-100648R1	SA-2
[***]	Page 1
BOEING PROPRIETARY

Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-100648R1	SA-2
[***]	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106481R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

3.[***]

SWA-PA-03729-LA-1106481R2	SA-2
[***]	Page 1
BOEING PROPRIETARY

4.[***]

5.[***]

6.[***]

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in

SWA-PA-03729-LA-1106481R2	SA-2
[***]	Page 2
BOEING PROPRIETARY

consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1106481R2	SA-2
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106482
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
[***]
1.[***]

2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1106481R2	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106483
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]
2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its

SWA-PA-03729-LA-1106483	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106484
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Defined Terms: The following capitalized terms have the following meaning:
1.1[***]
1.2[***]
1.3Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter.
2.[***]

3.[***]

SWA-PA-03729-LA-1106484	SA-2
[***]	Page 1
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-110684R1	SA-2
[***]	Page 5
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-110684R1	SA-2
[***]	Page 6
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-110684R1	SA-2
[***]	Page 7
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-110684R1	SA-2
[***]	Page 8
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-110684R1	SA-2
[***]	Page 9
BOEING PROPRIETARY

[***]

SWA-PA-03729-LA-110684R1	SA-2
[***]	Page 10
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106485

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

Reference:	Aircraft General Terms Agreement No. SWA-AGTA (AGTA) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer)

Purchase Agreement No. PA-03729 (Purchase Agreement) between Boeing and Customer relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, including the AGTA. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106485	SA-2
[***]	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1300943

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]
2.Confidentiality.
    Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1300943	SA-2
[***]	LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1300943	SA-2
[***]	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1301168

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	[***]

Reference:	Purchase Agreement No. 3729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]

1.[***]

SWA-PA-03729-LA-1301168	SA-2
[***]	Page 1
BOEING PROPRIETARY

2.Assignment.
[***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the applicable Firm Aircraft or Block D Option Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft or Block D Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

3.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or

SWA-PA-03729-LA-1301168	SA-2
[***]	Page 2
BOEING PROPRIETARY

are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1301168	SA-2
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-01810/03729-LA-1301169

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	[***]

Reference:	(a) Purchase Agreement No. 1810 between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-700 and 737-800 aircraft (NG Purchase Agreement)
(b) Purchase Agreement No. 3729 between Boeing and Customer relating to Model 737-7 and 737-8 aircraft (MAX Purchase Agreement)
(c) Letter Agreement SWA-PA-01810-LA-1105884, “Option Aircraft”, (Option Letter Agreement).

This letter agreement (Letter Agreement) amends and supplements the NG Purchase Agreement and MAX Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the NG Purchase Agreement and MAX Purchase Agreement.

1.[***]

2.    [***]

SWA-PA-03729-LA-01810/1301169	SA-2
[***]	Page 1
BOEING PROPRIETARY

3.[***]

4.Assignment.
[***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the Firm Aircraft and Option Aircraft at time of delivery and becoming the operator of the Firm Aircraft and Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

SWA-PA-03729-LA-01810/1301169	SA-2
[***]	Page 2
BOEING PROPRIETARY

5.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-01810/1301169	SA-2
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1301170
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]
2.[***]

SWA-PA-03729-LA-1301170	SA-2
[***]	Page 1
BOEING PROPRIETARY

3.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1301170	SA-2
[***]	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 13 , 2013

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	Executive Vice President

SWA-PA-03729-LA-1301170	SA-2
[***]	Page 3
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 3

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of November 4, 2013, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer);

Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 and Model 737-7 aircraft; and this Supplemental Agreement No. 3 is an amendment to and is incorporated into the Purchase Agreement:

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of twenty (20) firm Model 737-700 and Model 737-800 aircraft (Substitution Aircraft) to firm Model 737-8 aircraft (New Firm -8 Aircraft), exercised pursuant to the terms of SA-85 to Purchase Agreement No. 1810 between Customer and Boeing (SA-85);

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.The Table of Contents of the Purchase Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.
2.Table 1A, “737-8 Aircraft Delivery, Description, Price and Advance Payments”, to the Purchase Agreement is deleted in its entirety and a new Table 1A (identified by “SA-3”) is attached hereto and incorporated into the Purchase Agreement by this reference.
3.Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474, “Option Aircraft”, is deleted in its entirety and replaced with a new Attachment 1 (identified by

SWA-PA-03729	1	SA-3
BOEING PROPRIETARY

“SA-3”) attached hereto and incorporated into the Purchase Agreement by this reference.
4.Letter Agreement SWA-PA-03729-LA-1301168, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301168R1, [***].
5.If Customer owes Boeing any additional Advance Payment amounts as a result of the execution of this Supplemental Agreement, Customer will pay such amounts to Boeing. If as a result of the execution of this Supplemental Agreement, there is any excess in Advance Payments made by Customer to Boeing, Boeing will retain such excess amounts until the next Advance Payment is due, at which time Customer may reduce the amount of such Advance Payment by the amount of such excess. A reconciliation regarding changes in Advance Payments arising from this Supplemental Agreement will be provided separately to Customer by Boeing.
6.The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

AGREED AND ACCEPTED this

November 4, 2013
Date

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

/s/ Jeff Solomon	/s/ Chris Monroe
Signature	Signature

Jeff Solomon	Chris Monroe
Printed name	Printed name

Attorney-in-Fact	VP Treasurer
Title	Title

SWA-PA-03729	2	SA-3
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 1

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-3
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467	[***]
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106472R1	[***]	SA-2
SWA-PA-03729-LA-1106473	[***]
SWA-PA-03729-LA-1106474	Option Aircraft
	Attachment 1	SA-3
SWA-PA-03729-LA-1106475	[***]
SWA-PA-03729-LA-1106476*	[***]
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484*	[***]
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	[***]

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 3

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R1	[***]	SA-3
SWA-PA-01810/03729-LA-1301169	[***]	SA-2
SWA-PA-03729-LA-1301170	[***]	SA-2

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-3
	BOEING PROPRIETARY	Page 4

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A001-TBD (10/27/2011)	2Q11 External Fcst
Engine Model/Thrust:	CFMLEAP-1B26	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		[***]

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	[***]	[***]	[***]	[***]
Jul-2017	1	[***]	36929	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]		C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]		C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	36988	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36989	A		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Jan-2018	1	[***]	42544	A		[***]	[***]	[***]	[***]	[***]
Jan-2018	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42546	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42547	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]		C		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42548	A		[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]	37019	A		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-3 Page 1

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	[***]	[***]	[***]	[***]
Oct-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2018	1	[***]	42549	A		[***]	[***]	[***]	[***]	[***]
Nov-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2018	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2019	1	[***]	37042	A		[***]	[***]	[***]	[***]	[***]
Feb-2019	1	[***]	42550	A		[***]	[***]	[***]	[***]	[***]
Mar-2019	1	[***]	42551	A		[***]	[***]	[***]	[***]	[***]
Jul-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2019	1	[***]	37034	A		[***]	[***]	[***]	[***]	[***]
Sep-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	42552	A		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2020	1	[***]	42553	A		[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]	35970	B		[***]	[***]	[***]	[***]	[***]
Mar-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2020	1	[***]	35968	B		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	35972	B		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	36736	B		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	33941	B		[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]	35963	B		[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]	36733	B		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-3 Page 2

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	[***]	[***]	[***]	[***]
Sep-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]	35971	B		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	38804	B		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	38805	B		[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	36729	B		[***]	[***]	[***]	[***]	[***]
Feb-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2021	3	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2021	2	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2021	2	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2022	2	[***]				[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-3 Page 3

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	[***]	[***]	[***]	[***]
Oct-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2022	2	[***]				[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	36732	B		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	38806	B		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	37043	A		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	42536	A		[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	36722	B		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42537	A		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	36727	B		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42538	A		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	38815	B		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42539	A		[***]	[***]	[***]	[***]	[***]
Jan-2024	2	[***]				[***]	[***]	[***]	[***]	[***]
Feb-2024	2	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	38817	B		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-3 Page 4

Table 1A to
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

		Escalation	Manufacturer			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Serial	Aircraft		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Number	Block	Notes	Price Per A/P	[***]	[***]	[***]	[***]
Apr-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	42540	A		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	42541	A		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42542	A		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	35967	B		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	42543	A		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	36730	B		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	33940	B		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	35974	B		[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]				[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	35975	B		[***]	[***]	[***]	[***]	[***]
Total:	18

* [***]

Notes:
1) [***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-3 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)	2Q11 External Fcs
Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
//Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	[***]	***	***	***
Jan-2021	1	[***]	D	[***]	***	***	***	***
Jan-2021	1	[***]		[***]	***	***	***	***
Feb-2021	1	[***]	D	[***]	***	***	***	***
Mar-2021	1	[***]		[***]	***	***	***	***
Apr-2021	1	[***]	D	[***]	***	***	***	***
Apr-2021	1	[***]		[***]	***	***	***	***
May-2021	1	[***]	D	[***]	***	***	***	***
May-2021	1	[***]		[***]	***	***	***	***
Jun-2021	1	[***]	D	[***]	***	***	***	***
Jul-2021	2	[***]		[***]	***	***	***	***
Jul-2021	1	[***]	D	[***]	***	***	***	***
Aug-2021	1	[***]	D	[***]	***	***	***	***
Sep-2021	1	[***]		[***]	***	***	***	***

SWA-PA-03729-LA1106474 68969-1O.TXT	BOEING PROPRIETARY	SA-3 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA1106474 68969-1O.TXT	BOEING PROPRIETARY	SA-3 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	[***]	[***]	[***]	[***]
Feb-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA1106474 68969-1O.TXT	BOEING PROPRIETARY	SA-3 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA1106474 68969-1O.TXT	BOEING PROPRIETARY	SA-3 Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	[***]	[***]	[***]	[***]
Aug-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027	3	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA1106474 68969-1O.TXT	BOEING PROPRIETARY	SA-3 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Aircraft	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Block	Price Per A/P	[***]	[***]	[***]	[***]
Sep-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2027	3	[***]		[***]	[***]	[***]	[***]	[***]
Total:	12

* [***]

SWA-PA-03729-LA1106474 68969-1O.TXT	BOEING PROPRIETARY	SA-3 Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1301168R1

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	[***]

Reference:	Purchase Agreement No. 3729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]

1.[***]

SWA-PA-03729-LA1301168R1		SA-3
[***]	BOEING PROPRIETARY	Page 1

2.Assignment.
[***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the applicable Firm Aircraft or Block D Option Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft or Block D Option Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or

SWA-PA-03729-LA1301168R1		SA-3
[***]	BOEING PROPRIETARY	Page 2

are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeff Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	November 4, 2013

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe VP, Treasurer

SWA-PA-03729-LA1301168R1		SA-3
[***]	BOEING PROPRIETARY	Page 3

SUPPLEMENTAL AGREEMENT NO. 4

to

Purchase Agreement No. 3729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 4 (SA-4), entered into as of December 21, 2015, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Mode 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This Supplemental Agreement No. 4 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.

WHEREAS, Boeing has agreed to modify certain business considerations applicable to the firm Block A Aircraft, Block B Aircraft and Block C Aircraft identified in Table 1A of the Purchase Agreement.

WHEREAS, the parties desire to amend the Purchase Agreement as hereinafter set forth to make certain other changes;

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

SWA-PA-03729	1	SA-4
BOEING PROPRIETARY

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists Exhibits and Letter Agreements revised by this Supplemental Agreement No. 4 and identified by “SA-4”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.LETTER AGREEMENTS.

2.1    Letter Agreement SWA-PA-03729-LA-1106472R1, [***], no longer applies, is deleted in its entirety and removed from the Purchase Agreement.

2.2    Letter Agreement SWA-PA-03729-LA-1301168, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301168R1, [***].

2.3    Letter Agreement SWA-PA-01810/03729-LA-1301169, [***], no longer applies, is deleted in its entirety and removed from the Purchase Agreement.

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis_____	By: /s/ Michael Van de Ven_

Its: Attorney-In-Fact_____	Its: EVP & COO__________

SWA-PA-03729	2	SA-4
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729		SA-4
	BOEING PROPRIETARY	Page 1

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-3
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2
SWA-PA-03729-LA-1106464*	[***]

SWA-PA-03729		SA-4
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467	[***]
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106473	[***]
SWA-PA-03729-LA-1106474	Option Aircraft
	Attachment 1	SA-3
SWA-PA-03729-LA-1106475	[***]
SWA-PA-03729-LA-1106476*	[***]
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484*	[***]	SA-2
	Attachment A	SA-2
Attachment B
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1

SWA-PA-03729		SA-4
	BOEING PROPRIETARY	Page 3

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R2	[***]	SA-4
SWA-PA-03729-LA-1301170	[***]	SA-2
* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-4
	BOEING PROPRIETARY	Page 4

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-4
	BOEING PROPRIETARY	Page 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1301168R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:    [***]

Reference:    Purchase Agreement No. 3729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]

1.[***]

SA-4
BOEING PROPRIETARY	Page 1

SWA-PA-03729-LA-1301168R2		SA-4
[***]	BOEING PROPRIETARY	Page 2

2.    Assignment.

[***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the applicable Firm Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.
3.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 21, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Its	EVP & COO

SWA-PA-03729-LA-1301168R2		SA-4
[***]	BOEING PROPRIETARY	Page 3

SUPPLEMENTAL AGREEMENT NO. 5

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 5 (SA-5), entered into as of June 17, 2016, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA5 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement by revising the delivery month of certain 737-8 Aircraft;
WHEREAS, Boeing and Customer agree to revise the delivery month and other contractual terms applicable to certain Option Aircraft; and
WHEREAS, Customer has requested and Boeing has agreed to provide certain [***] and other business considerations;
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

SWA-PA-03729	1	SA-5
BOEING PROPRIETARY

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists Exhibits and Letter Agreements revised by this SA-5 and identified by “SA-5”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.TABLE.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft is deleted in its entirety and replaced by a new Table 1A (identified by "SA-5") is attached hereto and incorporated into the Purchase Agreement by this reference.

3.LETTER AGREEMENTS.

3.1.Letter Agreement SWA-PA-03729-LA-1106467, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106467R1;

3.2.Letter Agreement SWA-PA-03729-LA-1106473, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106473R1;

3.3.Letter Agreement SWA-PA-03729-LA-1106474, Option Aircraft, including Attachment 1 thereof, is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106474R1 and Attachment 1;

3.4.Letter Agreement SWA-PA-03729-LA-1106475, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106475R1;

3.5.Letter Agreement SWA-PA-03729-LA-1106476, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106476R1;

3.6.Letter Agreement SWA-PA-03729-LA-1301170, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301170R1;

3.7.New Letter Agreement SWA-PA-03729-LA-1602486, [***], is hereby added to the Purchase Agreement.

SWA-PA-03729	2	SA-5
BOEING PROPRIETARY

4.MISCELLANEOUS.

[***]

[Signature page follows.]

[Remainder of page intentionally left blank.]

SWA-PA-03729	3	SA-5
BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Jon W. Lewis	By: /s/ Tammy Romo

Its: Attorney-In-Fact	Its: EVP & CFO

SWA-PA-03729	4	SA-5
BOEING PROPRIETARY

PURCHASE AGREEMENT NUMBER PA-03729
between
THE BOEING COMPANY
and
Southwest Airlines Co.
Relating to Boeing Model 737-8 and 737-7 Aircraft

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 1

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-5
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2
SWA-PA-03729-LA-1106464*	[***]

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R1	[***]	SA-5
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106473R1	[***]	SA-5
SWA-PA-03729-LA-1106474R1	Option Aircraft	SA-5
	Attachment 1	SA-5
SWA-PA-03729-LA-1106475R1	[***]	SA-5
SWA-PA-03729-LA-1106476R1*	[***]	SA-5
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484*	[***]
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 3

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R2	[***]	SA-4
SWA-PA-03729-LA-1301170R1	[***]	SA-5
SWA-PA-03729-LA-1602486	[***]	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 4

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-5
	BOEING PROPRIETARY	Page 5

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW: 737-8	175900 pounds	Detail Specification:	D019A001-TBD (10/27/2011) 2Q11 External Fcst
Engine Model/Thrust: CFMLEAP-1B26	tbd	Airframe Price Base Year/Escalation Formula:	Jul-11 ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	1	[***]	36929	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]	42558, 42559	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	42563, 42566, 42567	C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	36988	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42556	C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36989	A		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	42554	C		[***]	[***]	[***]	[***]	[***]
Jan-2018	1	[***]	42544	A		[***]	[***]	[***]	[***]	[***]
Jan-2018	1	[***]	42570	C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	42571	C		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42546	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42547	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42572	C		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42548	A		[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]	42574			[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]	37019	A		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-5 Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2018	1	[***]	42575			[***]	[***]	[***]	[***]	[***]
Oct-2018	1	[***]	42549	A		[***]	[***]	[***]	[***]	[***]
Nov-2018	1	[***]	42573			[***]	[***]	[***]	[***]	[***]
Dec-2018	1	[***]	42576			[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	42648			[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]	42649, 42650, 42651			[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]	42652, 42653, 42654			[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]	42655, 42656, 42670			[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]	42657, 42658, 42671			[***]	[***]	[***]	[***]	[***]
Mar-2022	2	[***]	42678, 42679			[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]	42680, 42681, 42688			[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]	42682, 42683, 42684			[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	42685, 42686, 42687			[***]	[***]	[***]	[***]	[***]
Jul-2022	2	[***]	42689, 42690			[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]	42693, 42695			[***]	[***]	[***]	[***]	[***]
Jan-2023	3	[***]	42577, 42560, 42565			[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]	42562, 42564			[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	37042	A		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	42557			[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	42550	A		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	36732	B		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42555			[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42551	A		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	38806	B		[***]	[***]	[***]	[***]	[***]
May-2023	2	[***]	42594, 42568			[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	37043	A		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	42581			[***]	[***]	[***]	[***]	[***]
Jun-2023	2	[***]	37034, 42536	A		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	42597, 42582			[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-5 Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2023	1	[***]	36722	B		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42593			[***]	[***]	[***]	[***]	[***]
Aug-2023	2	[***]	42552, 42537	A		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	42601, 42578			[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	36727	B		[***]	[***]	[***]	[***]	[***]
Oct-2023	2	[***]	42605, 42579			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42538	A		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	42580			[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	38815	B		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42583			[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42539	A		[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	42611, 42584, 42585			[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	42553	A		[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	42612, 42596, 42599			[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	35970	B		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	42607			[***]	[***]	[***]	[***]	[***]
Mar-2024	3	[***]	38817, 35968, 35972	B		[***]	[***]	[***]	[***]	[***]
Apr-2024	2	[***]	42617, 42606			[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	42540	A		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	36736	B		[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	42619, 42622, 42608			[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	42541	A		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42610			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42542	A		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	33941	B		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	42615			[***]	[***]	[***]	[***]	[***]
Jul-2024	2	[***]	35963, 35967	B		[***]	[***]	[***]	[***]	[***]
Aug-2024	2	[***]	42624, 42626			[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	42543	A		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-5 Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2024	1	[***]	42630			[***]	[***]	[***]	[***]	[***]
Sep-2024	2	[***]	36730, 36733	B		[***]	[***]	[***]	[***]	[***]
Oct-2024	2	[***]	42625, 42636			[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	33940	B		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	42639			[***]	[***]	[***]	[***]	[***]
Nov-2024	2	[***]	35971, 35974	B		[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	42628, 42640			[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	35975	B		[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	42633, 42634			[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	38804, 38805	B		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	42637, 42641, 42643			[***]	[***]	[***]	[***]	[***]
Feb-2025	1	[***]	36729	B		[***]	[***]	[***]	[***]	[***]
Mar-2025	4	[***]	42644, 42645, 42646, 42647			[***]	[***]	[***]	[***]	[***]
Apr-2025	4	[***]	42659, 42660, 42661, 42662			[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	42663, 42664, 42666			[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	42665, 42667, 42669			[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	42668, 42672, 42673			[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	42674, 42675, 42691			[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	42676, 42677, 42694			[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	42692, 42696, 42697			[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	42698, 42699, 42700			[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	42701, 42702, 42703			[***]	[***]	[***]	[***]	[***]

Total:     170

* [***]

** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.

Notes:
[***]

SWA-PA-03729 58681.1F.TXT	BOEING PROPRIETARY	SA-5 Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106467R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    [***]

SWA-PA-03729-LA-1106467R1		SA-5
[***]	BOEING PROPRIETARY	Page 1

2.[***]

3.    Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the 737-8 Aircraft at time of delivery and becoming the operator of such 737-8 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without

SWA-PA-03729-LA-1106467R1		SA-5
[***]	BOEING PROPRIETARY	Page 2

Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA-PA-03729-LA-1106467R1		SA-5
[***]	BOEING PROPRIETARY	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106473R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
References:	1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2) Letter Agreement SWA-PA-03729-LA-1106471 entitled “Substitute Aircraft” (Substitution Letter)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106473R1		SA-5
[***]	BOEING PROPRIETARY	Page 1

2.[***]

3.Assignment.
Unless otherwise noted herein, [***] to Customer and in consideration of Customer’s taking title to the Substitute Aircraft at time of delivery and becoming the operator of the Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting,

SWA-PA-03729-LA-1106473R1		SA-5
[***]	BOEING PROPRIETARY	Page 2

finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA-PA-03729-LA-1106473R1		SA-5
[***]	BOEING PROPRIETARY	Page 3

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1106474R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Option Aircraft
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737-8 aircraft as option aircraft (Option Aircraft).
2.    Delivery.
The number of aircraft and delivery years is listed in the Attachment 1 to this Letter Agreement.
3.    Configuration.
3.1    Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 7378 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.2    Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

SWA-PA-03729-LA-1106474R1	SA-5
Option Aircraft	Page 1
BOEING PROPRIETARY

4.    [***]

5.    [***]

SWA-PA-03729-LA-1106474R1	SA-5
Option Aircraft	Page 2
BOEING PROPRIETARY

6.    [***]

7.    [***]

SWA-PA-03729-LA-1106474R1	SA-5
Option Aircraft	Page 3
BOEING PROPRIETARY

8.    [***]

9.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.
10.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
[Signature page follows.]
[Remainder of page intentionally left blank.]

SWA-PA-03729-LA-1106474R1	SA-5
Option Aircraft	Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA-PA-03729-LA-1106474R1	SA-5
Option Aircraft	Page 5
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)	2Q11 External Fcst

Engine Model/Thrust:	CFMLEAP-1B26	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]

Seller Purchased Equipment (SPE) Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2019	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2019	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2019	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-5 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2021	1	[***]	***		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]	***		[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Sep-2021	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]
Aug-2022	1	[***]	***		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	***	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-5 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-5 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Nov-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-5 Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Dec-2024	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-5 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Total:    191

* [***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-5 Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1106475R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
References:	1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2) Letter Agreement SWA-PA-03729-LA-1106474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    [***]

SWA-PA-03729-LA-1106475R1	SA-5
[***]	Page 1
BOEING PROPRIETARY

2.    [***]

3.    Assignment.
Unless otherwise noted herein, [***] to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its

SWA-PA-03729-LA-1106475R1	SA-5
[***]	Page 2
BOEING PROPRIETARY

obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA-PA-03729-LA-1106475R1	SA-5
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1106476R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December 13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.    [***]

SWA-PA-03729-LA-1106476R1	SA-5
[***]	Page 1
BOEING PROPRIETARY

2.    [***]

3.    Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1106476R1	SA-5
[***]	Page 2
BOEING PROPRIETARY

4.    Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA-PA-03729-LA-1106476R1	SA-5
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1301170R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 7378 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    [***]

SWA-PA-03729-LA-1301170R1	SA-5
[***]	Page 1
BOEING PROPRIETARY

2.    [***]

3.    Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.    Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1301170R1	SA-5
[***]	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA-PA-03729-LA-1301170R1	SA-5
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1602486
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
1.    Definitions.
In this Letter Agreement, the following terms have meanings as follows:
Aircraft refers to any of the Boeing Model 737-8 and 737-7 aircraft described in Table 1A and Table 1B, respectively, of the Purchase Agreement.
[***]
[***]
Effective Date means the date on which SA-5 is mutually executed by the parties.
[***]
2.    [***]

SWA PA 03729 LA 1602486	SA-5
[***]	Page 1
BOEING PROPRIETARY

3.    [***]

4.    [***]

SWA PA 03729 LA 1602486	SA-5
[***]	Page 2
BOEING PROPRIETARY

5.    [***]

6.    [***]

7.    [***]

SWA PA 03729 LA 1602486	SA-5
[***]	Page 3
BOEING PROPRIETARY

8.    [***]

9.    [***]

10.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
11.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA PA 03729 LA 1602486	SA-5
[***]	Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W Lewis

ACCEPTED AND AGREED TO this

Date:	June 17, 2016

SOUTHWEST AIRLINES CO.

By	/s/ Tammy Romo

Its	EVP & CFO

SWA PA 03729 LA 1602486	SA-5
[***]	Page 5
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1602486
[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

SWA PA 03729 LA 1602486	SA-5
[***]	Page 1
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 6

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 6 (SA-6), entered into as of July 21, 2017, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA6 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of four (4) Model 737-800 Option Aircraft (737-800 Substitution Option Aircraft) to four (4) Model 737-8 Option Aircraft (737-8 Substitution Option Aircraft), pursuant to the terms of SA-103 to Purchase Agreement No. 1810 between Customer and Boeing (SA-103).
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to include [***] the first four (4) Boeing Model 737-8 Option Aircraft to be executed [***]
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate the Service Ready Validation Program agreement.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

SWA-PA-03729	1	SA-6

BOEING PROPRIETARY

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists Letter Agreements revised by this SA-6 and identified by “SA-6”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.LETTER AGREEMENTS.

2.1.Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R1, Option Aircraft, is deleted in its entirety and replaced by a new Attachment 1 (attached). The new Attachment 1 reflects the addition of four (4) Boeing Model 737-8 Option Aircraft.

2.2.Letter Agreement SWA-PA-03729-LA-1106475R1, [***] , is deleted in its entirety and replaced with the attached revised Letter Agreement -PA-03729-LA-1106475R2, which reflects the addition of the [***]

2.3.Letter Agreement SWA-PA-03729-LA-1503792, Service Ready Operational Validation, is added to the Purchase Agreement.

2.4.Letter Agreement SWA-PA-03729-LA-1301168R2, [***], is deleted in its entirety and replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301168R3, [***]

3.[***]

SWA-PA-03729	2	SA-6

BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney-In-Fact	Its: SVP, Finance

SWA-PA-03729	3	SA-6

BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-5
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-2
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1*	BFE Variables
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R1	Open Matters	SA-2
SWA-PA-03729-LA-1106464*	[***]

SWA-PA-03729	SA-6

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R1	[***]	SA-5
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106473R1	[***]	SA-5
SWA-PA-03729-LA-1106474R1	Option Aircraft	SA-5
	Attachment 1	SA-6
SWA-PA-03729-LA-1106475R1	[***]	SA-6
SWA-PA-03729-LA-1106476R1*	[***]	SA-5
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484*	[***]
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1

SWA-PA-03729	SA-6

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R1	[***]	SA-5
SWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1602486	[***]	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729	SA-6

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729	SA-6

BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification:	D019A007-NEW (11/4/2011)	2Q11 External Fcst

Engine Model/Thrust: CFMLEAP-1B26 Airframe Price:	0 pounds [***]	Airframe Price Base Year/Escalation Formula: Engine Price Base Year/Escalation Formula:	Jul-11 N/A	ECI-MFG/CPI N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2019	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2019	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2019	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-6 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2021	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2021	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2022	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2022	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-6 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-6 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-6 Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-6 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]

Total:	195

* [***]

SWA‑PA‑03729‑LA1106474 58960-1O.TXT	BOEING PROPRIETARY	SA-6 Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106475R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

References:	1)	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
	2)	Letter Agreement SWA-PA-03729-LA-1106474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[***]

SWA-PA-03729		SA-6
[***]		Page 1
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***] to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

SWA-PA-03729		SA-6
[***]		Page 2
BOEING PROPRIETARY

4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21 , 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe SVP, Finance

SWA-PA-03729		SA-6
[***]		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1503792

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	Service Ready Operational Validation

References:	1)	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)

	2)	Letter Agreement SWA-PA-03729-LA-1106469R1, [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.    Service Ready Operational Validation.

In order to ensure that the Aircraft is ready for entry into service upon delivery, Boeing and Customer will implement a service ready operational validation program (SROV) which will aid in validating the combination of the Aircraft, support products and services as well as Customer’s own preparation for entry into service. The SROV will use [***]

to accomplish the validation.

2.    Validation Planning and Execution.

2.1    The SROV Plan will be carried out over the course of five (5) or fewer calendar days and simulate in-service operations.

2.2    The primary objectives of the SROV include validation in the following areas:(i) normal flight operations, (ii) limited non-normal flight operations, (iii) routine maintenance activities, (iv) select non-routine maintenance activities, (v) airplane connectivity options both on-ground and in-flight utilizing Customer’s IT infrastructure, (vi) typical aircraft operations (e.g. servicing, cargo operations), and (vii) aircraft support products (e.g. flight data, maintenance data, parts data and ground support equipment/tooling).

2.2.1    SROV planning documentation will describe SROV conditions and activities (SROV Plan). Boeing and Customer will jointly develop the SROV Plan in accordance with the following outline and constraints, to represent in-service operation.

SA-6

BOEING PROPRIETARY

[***]

2.2.2    Prior to the start date of the SROV, a Boeing SROV project leader (SROV Project Lead) will be the primary point of contact for communication and coordination between Customer and Boeing relating to the SROV Plan. After the SROV begins, a Boeing test director (Boeing Test Director) will direct the SROV Plan and will serve as the primary contact for Customer to discuss any matters relating to the SROV.

2.2.3    After the SROV begins, Customer will coordinate with the Boeing Test Director regarding any suggested changes to the SROV Plan or additional validation conditions, examples of which are listed below. Inclusion of such additional validation conditions will be at the discretion of the Boeing Test Director. If Boeing desires to make any changes to the SROV Plan, then Boeing will coordinate such changes with Customer’s designated representative.

a)Non-routine activities – flaps-15 landing, simulated removal and replacement of an LRU or other “one-off” or contingency scenarios related to normal operations.
b)Routine activities with intervals longer than the SROV execution duration – “A-check equivalent” maintenance activity or demonstration of new (i) ground support equipment (GSE) or (ii) maintenance procedures.
c)Airline-specific scenarios – passenger-related preparations that depend on aircraft/airlines systems or procedures to be successful.

3.    Operation of the SROV Aircraft.

3.1    [***]

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 2
BOEING PROPRIETARY

3.2.    [***]

3.3    Customer's Participation in the SROV.

3.3.1    Customer will submit to Boeing a list of personnel who may participate in flight activities as Essential Crew under the conditions of 3.2 above, including a description of each person’s proposed role.

3.3.2    All Customer Essential Crew scheduled to participate in a given validation block will be required to attend a mandatory preflight briefing scheduled by the Boeing Test Director which will be conducted prior to each validation block.

3.3.3    Customer will assist Boeing with any emergency arrangements or contingency arrangements in the event of incident or damage to the SROV Aircraft or other difficulties.

    3.3.4    Customer will appropriately familiarize Boeing personnel with Customer's operations and procedures, at no charge to Boeing (including but not limited to Boeing flight crew and maintenance personnel).

3.4    Maintenance of the SROV Aircraft.

3.4.1    [***]

3.4.2    Records.

Boeing records will be the only official documentation of the SROV Aircraft.

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 3
BOEING PROPRIETARY

    3.4.3    Fuel and Other Goods and Services.

3.4.3.1    Customer and Boeing will work together to ensure that appropriate landing slots, gates and other operational requirements and services are arranged in advance at all airports where the SROV Aircraft will land. Where Customer's established relationships and onsite personnel and resources will enable Customer to make more advantageous arrangements, Customer will, upon Boeing request, make necessary arrangements on Boeing's behalf or will assist Boeing in making such arrangements, as appropriate.

3.4.3.2    [***]

3.4.3.3[***]

Boeing Commercial Airplane Group
P.O. Box 3707, Mail Stop T
Seattle, Washington 981242207
Attention:    TBD
Flight Test
Supporting Services
Telephone: (206) TBD
Facsimile: (206) TBD

3.4.3.3    [***]

4.    [***]

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 4
BOEING PROPRIETARY

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 5
BOEING PROPRIETARY

5.    Realization of Additional Objectives during SROV.

The primary objectives of the SROV are described in Paragraph 2.1 above. Other objectives are secondary, and may be pursued when, in Boeing's and Customer’s reasonable judgment, such secondary objective will not: (i) interfere with nor jeopardize the primary objectives, (ii) lengthen the SROV schedule or (iii) [***]

[***]

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 6
BOEING PROPRIETARY

6.    Contingencies.

6.1    SROV Aircraft Airworthiness Certification.

Boeing shall make reasonable and timely efforts to obtain an experimental airworthiness certificate or make other arrangements for airworthiness certification of the SROV Aircraft in order to conduct the SROV Plan. In the event that Boeing is not successful in obtaining the necessary airworthiness certification and cannot make alternate arrangements in support of the SROV Plan, Boeing and Customer will mutually agree to revisions to the SROV Plan to facilitate such airworthiness certification of the SROV Aircraft. If Boeing and Customer (i) cannot agree on such revisions to the SROV Plan or (ii) Boeing is unable to obtain an airworthiness certification of the SROV Aircraft, then Boeing may cancel any part or all of the SROV.

6.2    Boeing Type Certificate Flight Testing.

Boeing will make every reasonable effort to ensure the SROV Aircraft is no longer required to support 737-8 type certification during the SROV period. However, in the event that unplanned type certification testing requires use of the SROV Aircraft during the period the parties plan to conduct the SROV, Boeing may (i) cancel the SROV (ii) re-schedule the SROV and/ or (iii) adjust the scope of the SROV Plan as appropriate.

6.3    [***]

7.    [***]

8.    Confidentiality

    8.1    The parties understand that certain commercial and financial information contained in this Letter Agreement is considered by each party as confidential and has

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 7
BOEING PROPRIETARY

value precisely because it is not available generally to other parties. Each party agrees to limit the disclosure of the contents of this Letter Agreement to each respective party’s (a) directors and officers, (b) employees with a need to know the contents (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose this Letter Agreement’s contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of the other party and (c) any independent auditors and attorneys of each party who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without the other party's consent except as may be required by applicable law or governmental regulations. Each party shall be fully responsible to the other for compliance with such obligations.

    8.2    [***]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY
By /s/ Jon W. Lewis

Its Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: August 30 , 2016

SOUTHWEST AIRLINES CO.

By /s/ Chris Monroe
Chris Monroe
Its VP, Treasurer

SWA-PA-03729-LA-1503792		SA-6
Service Ready Operational Validation		Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1301168R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:	[***]

Reference:	Purchase Agreement No. 03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-7 and 737-8 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]

1.    [***]

SWA-PA-03729-LA-1301168R3	SA-6
[***]	Page 1
BOEING PROPRIETARY

SWA-PA-03729-LA-1301168R3	SA-6
[***]	Page 2
BOEING PROPRIETARY

2.    Assignment.
The business terms described in this Letter Agreement are provided [***] in consideration of Customer’s taking title to the applicable Firm Aircraft at time of delivery and becoming the operator of the applicable Firm Aircraft. Under no circumstances will Customer be permitted to assign the business terms set forth herein.
3.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Kyle Kersavage

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 21 , 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

SWA-PA-03729-LA-1301168R3	SA-6
[***]	Page 3
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 7

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 7 (SA-7), entered into as of August 25, 2017, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA7 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate a package of configuration options and master changes previously accepted by Customer for 737-8 Aircraft, in accordance with LA-1106463R1, paragraph 2, Open Matters.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document [***], in accordance with LA-1106463R1, paragraph 3, Open Matters.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise Supplemental Exhibit BFE1 to reflect the selection dates and on dock dates of BFE for the 737-8 Aircraft, in accordance with LA-1106463R1, paragraph 2, Open Matters.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

SWA-PA-03729	1	SA-7

BOEING PROPRIETARY

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA-7 and is identified by “SA-7”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-7") attached hereto and incorporated into the Purchase Agreement by this reference.

3.EXHIBITS.

3.1.Exhibit A1, 737-8 Aircraft Configuration, is deleted in its entirety and replaced by the updated Exhibit A1 attached hereto and incorporated into the Purchase Agreement by this reference.

3.2.Exhibit BFE1, Buyer Furnished Equipment Variables, is deleted in its entirety and replaced by the updated Exhibit BFE1 attached hereto and incorporated into the Purchase Agreement by this reference.

4.LETTER AGREEMENTS.

4.1.Letter Agreement SWA-PA-03729-LA-1400371, [***]
, is added to the Purchase Agreement.

4.2.Letter Agreement SWA-PA-03729-LA-1500831, [***]
, is added to the Purchase Agreement.

4.3.Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R1, Option Aircraft, is deleted in its entirety and is replaced by a new Attachment 1 (attached).

4.4.Letter Agreement SWA-PA-03729-LA-1106463R1, Open Matters, is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106463R2.

5.ADVANCE PAYMENT IMPACTS.

The revisions applied to Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, result in [***]

SWA-PA-03729	2	SA-7

BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage_______	By: /s/ Chris Monroe________
Chris Monroe
Its: __Attorney-In-Fact_______	Its: __SVP, Finance________

SWA-PA-03729	3	SA-7

BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-7
1B	737-7 Aircraft Information Table	SA-2
EXHIBIT
A1	737-8 Aircraft Configuration	SA-7
A2	737-7 Aircraft Configuration	SA-2
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	SA-7
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R2	Open Matters	SA-7
SWA-PA-03729-LA-1106464*	[***]

SWA-PA-03729	SA-7

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R1	[***]	SA-5
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106473R1	[***]	SA-5
SWA-PA-03729-LA-1106474R1	Option Aircraft	SA-5
	Attachment 1	SA-7
SWA-PA-03729-LA-1106475R1	[***]	SA-6
SWA-PA-03729-LA-1106476R1*	[***]	SA-5
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484*	[***]
	Attachment A	SA-2
	Attachment B	SA-2
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]
SWA-PA-03729-LA-1210419	[***]	SA-1

SWA-PA-03729	SA-7

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R1	[***]	SA-5
SWA-PA-03729-LA-1400371	[***]	SA-7
SASWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]	SA-7
SWA-PA-03729-LA-1602486	[***]	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729	SA-7

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729	SA-7

BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW: 737-8 Engine Model/Thrust: CFMLEAP-1B28B1	181,200 pounds 28,800 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	D019A008-P (5/1/2017) Jul-11	ECI-MFG/CPI
Airframe Price:	[***] *** ***	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	1	[***]	36929	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]	42558, 42559	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	42563, 42566, 42567	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42544	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42570	[***]	C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36988	[***]	A		[***]	[***]	[***]	[***]	[***]
Dec-2017	1	[***]	42554	[***]	C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	36989	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	42571	[***]	C		[***]	[***]	[***]	[***]	[***]
Apr-2018	1	[***]	42546	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42572	[***]	C		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42547	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42556	[***]	C		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42548	[***]	A		[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]	42574	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2018	1	[***]	37019	[***]	A		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 10697-1F.TXT	BOEING PROPRIETARY	SA-7 Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2018	1	[***]	42575	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2018	1	[***]	42549		A		[***]	[***]	[***]	[***]	[***]
Nov-2018	1	[***]	42573				[***]	[***]	[***]	[***]	[***]
Dec-2018	1	[***]	42576				[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	42648				[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]	42649, 42650, 42651				[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]	42652, 42653, 42654				[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]	42655, 42656, 42670				[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]	42657, 42658, 42671				[***]	[***]	[***]	[***]	[***]
Mar-2022	2	[***]	42678, 42679				[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]	42680, 42681, 42688				[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]	42682, 42683, 42684				[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	42685, 42686, 42687				[***]	[***]	[***]	[***]	[***]
Jul-2022	2	[***]	42689, 42690				[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]	42693, 42695				[***]	[***]	[***]	[***]	[***]
Jan-2023	3	[***]	42577, 42560, 42565				[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]	42562, 42564				[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	37042		A		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	42557				[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	42550		A		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	36732		B		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42555				[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42551		A		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	38806		B		[***]	[***]	[***]	[***]	[***]
May-2023	2	[***]	42594, 42568				[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	37043		A		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	42581				[***]	[***]	[***]	[***]	[***]
Jun-2023	2	[***]	37034, 42536		A		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	42597, 42582				[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 10697-1F.TXT	BOEING PROPRIETARY	SA-7 Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2023	1	[***]	36722		B		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42593				[***]	[***]	[***]	[***]	[***]
Aug-2023	2	[***]	42552, 42537		A		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	42601, 42578				[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	36727		B		[***]	[***]	[***]	[***]	[***]
Oct-2023	2	[***]	42605, 42579				[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42538		A		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	42580				[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	38815		B		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42583				[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42539		A		[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	42611, 42584, 42585				[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	42553		A		[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	42612, 42596, 42599				[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	35970		B		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	42607				[***]	[***]	[***]	[***]	[***]
Mar-2024	3	[***]	38817, 35968, 35972		B		[***]	[***]	[***]	[***]	[***]
Apr-2024	2	[***]	42617, 42606				[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	42540		A		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	36736		B		[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	42619, 42622, 42608				[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	42541		A		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42610				[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42542		A		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	33941		B		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	42615				[***]	[***]	[***]	[***]	[***]
Jul-2024	2	[***]	35963, 35967		B		[***]	[***]	[***]	[***]	[***]
Aug-2024	2	[***]	42624, 42626				[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	42543		A		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 10697-1F.TXT	BOEING PROPRIETARY	SA-7 Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2024	1	[***]	42630				[***]	[***]	[***]	[***]	[***]
Sep-2024	2	[***]	36730, 36733		B		[***]	[***]	[***]	[***]	[***]
Oct-2024	2	[***]	42625, 42636				[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	33940		B		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	42639				[***]	[***]	[***]	[***]	[***]
Nov-2024	2	[***]	35971, 35974		B		[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	42628, 42640				[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	35975		B		[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	42633, 42634				[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	38804, 38805		B		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	42637, 42641, 42643				[***]	[***]	[***]	[***]	[***]
Feb-2025	1	[***]	36729		B		[***]	[***]	[***]	[***]	[***]
Mar-2025	4	[***]	42644, 42645, 42646, 42647				[***]	[***]	[***]	[***]	[***]
Apr-2025	4	[***]	42659, 42660, 42661, 42662				[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	42663, 42664, 42666				[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	42665, 42667, 42669				[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	42668, 42672, 42673				[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	42674, 42675, 42691				[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	42676, 42677, 42694				[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	42692, 42696, 42697				[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	42698, 42699, 42700				[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	42701, 42702, 42703				[***]	[***]	[***]	[***]	[***]

Total:	170

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.

Notes:
[***]

SWA‑PA‑03729 10697-1F.TXT	BOEING PROPRIETARY	SA-7 Page 4

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A1 to Purchase Agreement Number PA-03729

SWA-PA-03729	SA-7
Page A1-1
BOEING PROPRIETARY

Exhibit A1
737-8 AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number D019A008SWA18P-1, revision NEW, released on June 30, 2017. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A1. Such Detail Specification will be comprised of Boeing configuration specification D019A008, Revision O, dated September 30, 2016 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

SWA-PA-03729	SA-7
Page A1-2
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
0110-000030	MAJOR MODEL 737 AIRPLANE	[***]	[***]	[***]
0110E131A08	MINOR MODEL 737-8 AIRPLANE	[***]	[***]	[***]
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	[***]	[***]	[***]
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	[***]	[***]	[***]
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD	[***]	[***]	[***]
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT	[***]	[***]	[***]
0170C430H07	PC - FLIGHT DECK - ROLLER SUNSHADES - DELETION - NUMBER 2 AND 3 WINDOWS - FLIGHT DECK - SFE	[***]	[***]	[***]
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	[***]	[***]	[***]
0170D347B33	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	[***]	[***]	[***]
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN AND UNIQUE HANDSET FACEPLATE DISPLAY - BOEING SKY INTERIOR	[***]	[***]	[***]
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	[***]	[***]	[***]
0170D837A13	FLEXIBLE CERTIFICATION	[***]	[***]	[***]
0170E173B00	FLIGHT DECK - TWO OBSERVERS	[***]	[***]	[***]
0170E656A04	AIRFRAME - 737-8	[***]	[***]	[***]
0220E684A09	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	[***]	[***]	[***]
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]	[***]	[***]
0221B463A04	MP-CERT. OF TAKEOFF & LANDING WITH 15 KNOT TAILWIND	[***]	[***]	[***]
0221E029A02	SKID-RESISTANT RUNWAY TAKEOFF WITH ANTISKID SYSTEM INOPERATIVE	[***]	[***]	[***]
0222E052A08	SHORT FIELD PERFORMANCE ENHANCEMENT: INSTALLATION OF TWO POSITION TAIL SKID	[***]	[***]	[***]
0226B694H86	MP - GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	[***]	[***]	[***]
0226C594A28	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY- PARTIAL PROVISIONS	[***]	[***]	[***]
0226E437D67	MP- GNSS LANDING SYSTEM (GLS) - CHANGE INCORP- CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	[***]	[***]	[***]
0228E437A74	AIRPLANE FLIGHT MANUAL	[***]	[***]	[***]
0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	[***]	[***]	[***]
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[***]	[***]	[***]
0315E684A03	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	[***]	[***]	[***]
1110E559D06	EXTERIOR NON-REGULATORY MARKINGS	[***]	[***]	[***]
1110E624B44	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	[***]	[***]	[***]
1130E559D12	CARGO COMPARTMENT PLACARDS	[***]	[***]	[***]
1130E559D13	LIGHTED SIGNS - BI-LINGUAL SPANISH/ENGLISH	[***]	[***]	[***]
1130E559D15	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-3
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2103E437E01	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	[***]	[***]	[***]
2103E437E14	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - CHANGE INCORP - INSTALLATION	[***]	[***]	[***]
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	[***]	[***]	[***]
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	[***]	[***]	[***]
2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	[***]	[***]	[***]
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	[***]	[***]	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]	[***]	[***]
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	[***]	[***]	[***]
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	[***]	[***]	[***]
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]	[***]	[***]
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	[***]	[***]	[***]
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	[***]	[***]	[***]
2310C410A91	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	[***]	[***]	[***]
2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	[***]	[***]	[***]
2312E173A49	VHF COMMUNICATIONS - TRIPLE HONEYWELL ARINC 750 RTA-50D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 965-1696-021 - BFE/SPE	[***]	[***]	[***]
2315E706A59	MP - SATCOM - INSTALLATION OF PARTIAL WIRING AND MOUNTING PROVISIONS - ICG MODEL ICS-300 IRIDIUM SATCOM SYSTEM WITH A SINGLE TOP MOUNTED DUAL ELEMENT IRIDIUM ANTENNA	[***]	[***]	[***]
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	[***]	[***]	[***]
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	[***]	[***]	[***]
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	[***]	[***]	[***]
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	[***]	[***]	[***]
2322E437D59	MP - CMU - INSTALLATION OF WIRING PROVISIONS BETWEEN THE ONBOARD NETWORK SYSTEM (ONS) AND THE COMMUNICATION MANAGEMENT UNIT PROVISIONS	[***]	[***]	[***]
2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	[***]	[***]	[***]
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	[***]	[***]	[***]
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-4
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	[***]	[***]	[***]
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	[***]	[***]	[***]
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	[***]	[***]	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]	[***]	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]	[***]	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]	[***]	[***]
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	[***]	[***]	[***]
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 - BFE/SPE	[***]	[***]	[***]
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	[***]	[***]	[***]
2371E437C25	MP - VOICE RECORDER - REPLACEMENT - VOICE RECORDER WITH 90 DAY BATTERY IN LIEU OF VOICE RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	[***]	[***]	[***]
2451B750A96	GALLEY G2 POWER - 17.25 KVA - COMPLETE PROVISIONS	[***]	[***]	[***]
2451B815K32	POWER DISTRIBUTION - WIRING INSTALLATION FOR ADDITIONAL CAPACITY	[***]	[***]	[***]
2451D360M03	MP - MOD STD SEL - GALLEY G4B POWER - REVISION - 12 KVA INSTALLATION AND PROVISIONS FOR 17.25 KVA IN LIEU OF COMPLETE INSTALLATION	[***]	[***]	[***]
2451E447B64	GALLEY G1 & G7 POWER - 12 KVA	[***]	[***]	[***]
2454E484B59	IN-SEAT POWER OUTLETS - INSTALLATION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE/SPE	[***]	[***]	[***]
2454E484C79	MP - IN-SEAT POWER OUTLETS - DELETION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE	[***]	[***]	[***]
2500E559K65	MP - CLOSET - REPLACEMENT - FWD RH FULL HEIGHT CLOSET IN LIEU OF FULL HEIGHT/HALF HEIGHT G2 GALLEY - STA 325 - 343 - ENCORE - BFE	[***]	[***]	[***]
2500E559K83	MP - INTERIOR ARRANGEMENT - REVISION - DETACHABLE EMERGENCY EQUIPMENT - BFE	[***]	[***]	[***]
2500E559M56	MP - MOD STD SEL - CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE FACEPLATE	[***]	[***]	[***]
2500E559R44	MP - INTERIOR ARRANGEMENT - REVISION - ADDITION OF SLIDE-OUT STOWAGE IN LAVS D & E AND REVISION TO EMERGENCY EQUIPMENT	[***]	[***]	[***]
2500E559Y62	MP - NON-CERTIFIED FLYAWAY KIT - ADDITION - FIRST AID KIT BRACKET	[***]	[***]	[***]
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-5
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2513E437A99	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	[***]	[***]	[***]
2514E559T12	MP - SIDEWALL LINING AND AIR RETURN GRILLE - REVISION - ENHANCED FASTENING PROVISIONS	[***]	[***]	[***]
2520E559D17	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[***]	[***]	[***]
2520E559L37	MP - PASSENGER COMPARTMENT - REVISION - DECORATIVE LAMINATE - FORWARD MONUMENTS	[***]	[***]	[***]
2523E559E42	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	[***]	[***]	[***]
2525C204F39	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 304 LH	[***]	[***]	[***]
2525C204F40	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 LH	[***]	[***]	[***]
2525C204F41	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 RH	[***]	[***]	[***]
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	[***]	[***]	[***]
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	[***]	[***]	[***]
2525E559D22	ECONOMY CLASS SEATS - BFE/SPE	[***]	[***]	[***]
2527E559H50	FLOOR COVERING - CARPET - BFE/SPE	[***]	[***]	[***]
2527E559H51	FLOOR COVERING - GALLEY AND ENTRYWAY FLOOR MAT - BFE/SPE	[***]	[***]	[***]
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528E559D23	LITERATURE POCKETS	[***]	[***]	[***]
2528E559D24	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	[***]	[***]	[***]
2530D383A11	G1 GALLEY - AFT STATION 297 - BFE/SPE	[***]	[***]	[***]
2530E559D10	GALLEY G2 - STA 325-343 - BFE/SPE	[***]	[***]	[***]
2530E559D27	G7 GALLEY - AFT OF DOOR 1, LEFT - AFT STA 374 - BFE/SPE	[***]	[***]	[***]
2530E559D29	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]	[***]	[***]
2530E559K27	MP - GALLEY - REVISION - G1 GALLEY AFT STA 293 IN LIEU OF STA 297	[***]	[***]	[***]
2530E624B45	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	[***]	[***]	[***]
2530E624B63	GALLEY CHILLER - AFT G4B GALLEY - PROVISIONS	[***]	[***]	[***]
2540D347A92	LA ADVANCED LAVATORY	[***]	[***]	[***]
2540E559D31	LA ADVANCED LAVATORY SELECTABLES	[***]	[***]	[***]
2540E559D32	LD ADVANCED LAVATORY SELECTABLES	[***]	[***]	[***]
2540E559D33	LE ADVANCED LAVATORY SELECTABLES	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-6
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2540E559N20	MP - LAVATORIES - REVISION - LAVS D AND E - NON-SPACEWALL IN LIEU OF SPACEWALL	[***]	[***]	[***]
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	[***]	[***]	[***]
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	[***]	[***]	[***]
2562E559E21	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2562E559K34	MP - OVERWATER EMERGENCY EQUIPMENT - DELETION - LIFE RAFTS - EASTERN AERO MARINE - BFE	[***]	[***]	[***]
2562E559U37	MP - OVERWATER EMERGENCY EQUIPMENT - REPLACEMENT - PASSENGER LIFE VEST - EASTERN AERO MARINE INC - BFE	[***]	[***]	[***]
2564E559D98	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2564E559X35	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - DELETION - FIRST AID KIT - MINE SAFETY APPLIANCES CO - BFE	[***]	[***]	[***]
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	[***]	[***]	[***]
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	[***]	[***]	[***]
2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	[***]	[***]	[***]
2844-000019	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN U.S. GALLONS	[***]	[***]	[***]
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	[***]	[***]	[***]
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	[***]	[***]	[***]
2911E684D00	MP - AC MOTOR DRIVEN HYDRAULIC PUMPS - INSTALL TWO PARKER (ABEX) IN LIEU OF TWO EATON (VICKERS) - SFE	[***]	[***]	[***]
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	[***]	[***]	[***]
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	[***]	[***]	[***]
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	[***]	[***]	[***]
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	[***]	[***]	[***]
3131E437C26	MP - FLIGHT DATA RECORDER SYSTEM - REPLACEMENT - FLIGHT DATA RECORDER WITH 90 DAY BATTERY IN LIEU OF FLIGHT DATA RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	[***]	[***]	[***]
3132E437D35	MP - ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	[***]	[***]	[***]
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[***]	[***]	[***]
3135E437D40	MP - ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT 23300	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-7
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	[***]	[***]	[***]
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	[***]	[***]	[***]
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	[***]	[***]	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]	[***]	[***]
3162-000028	RADIO ALTITUDE - BELOW ADI	[***]	[***]	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]	[***]	[***]
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[***]	[***]	[***]
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	[***]	[***]	[***]
3162-000044	TCAS RESOLUTION ADVISORY - VSI	[***]	[***]	[***]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[***]	[***]	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	[***]	[***]	[***]
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	[***]	[***]	[***]
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	[***]	[***]	[***]
3162E437C95	MP - FLIGHT AND NAVIGATION DISPLAYS - LANDING SYS ELECTRONIC PLACARD WORKSHEET - AUXILIARY DISPLAY	[***]	[***]	[***]
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	[***]	[***]	[***]
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	[***]	[***]	[***]
3245B290A92	BRAKES - CARBON - GOODRICH	[***]	[***]	[***]
3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30-PR, 235 MPH RADIAL TIRES	[***]	[***]	[***]
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	[***]	[***]	[***]
3327D380B90	GALLEY LIGHTS - 28 VDC POWER - GALLEY G7 / CLOSET	[***]	[***]	[***]
3327E559L81	MP - GALLEY LIGHTS - 28 VDC POWER - DELETION - GALLEY G7 / CLOSET	[***]	[***]	[***]
3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	[***]	[***]	[***]
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	[***]	[***]	[***]
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL - P/N 066-50029-1201 - BFE/SPE	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-8
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3430E437D65	MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE	[***]	[***]	[***]
3430E437D69	MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - CHANGE INCORP - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE	[***]	[***]	[***]
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	[***]	[***]	[***]
3433C594A98	LOW RANGE RADIO ALTIMETER (LRRA) - CAT IIIB CAPABLE - HONEYWELL - P/N 066-50007-0531- BFE/SPE	[***]	[***]	[***]
3436E640B45	MP - HEAD UP DISPLAY (HUD) SYSTEM - INSTALLATION - SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE	[***]	[***]	[***]
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	[***]	[***]	[***]
3443E032A44	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - HONEYWELL RDR-4000, VERSION 2 TRANSCEIVER - 930-2000-001 - BFE/SPE	[***]	[***]	[***]
3445C594B01	TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 940-0351-001 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	[***]	[***]	[***]
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	[***]	[***]	[***]
3446-000049	500 SMART CALLOUT INHIBITED	[***]	[***]	[***]
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	[***]	[***]	[***]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[***]	[***]	[***]
3451E097A30	VOR/MARKER BEACON - HONEYWELL RECEIVER P/N 69001410-100 - BFE/SPE	[***]	[***]	[***]
3453E052A56	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01212-0301 - ADS-B OUT DO-260B COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	[***]	[***]	[***]
3455D338A05	DISTANCE MEASURING EQUIPMENT (DME) SCANNING INTERROGATOR- HONEYWELL P/N 066-50013-0111 - BFE/SPE	[***]	[***]	[***]
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	[***]	[***]	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]	[***]	[***]
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	[***]	[***]	[***]
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	[***]	[***]	[***]
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-9
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	[***]	[***]	[***]
3461B430C49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NAVIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGE	[***]	[***]	[***]
3461B696E14	MP - FMCE - ADDITIONAL CONTROL DISPLAY UNIT FIX PAGES - ENABLE	[***]	[***]	[***]
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	[***]	[***]	[***]
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[***]	[***]	[***]
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	[***]	[***]	[***]
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	[***]	[***]	[***]
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	[***]	[***]	[***]
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	[***]	[***]	[***]
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	[***]	[***]	[***]
3511B873B93	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AV-OX INC - BFE/SPE	[***]	[***]	[***]
3511B873B94	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AV-OX INC - BFE/SPE	[***]	[***]	[***]
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AV-OX INC - BFE/SPE	[***]	[***]	[***]
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	[***]	[***]	[***]
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	[***]	[***]	[***]
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	[***]	[***]	[***]
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	[***]	[***]	[***]
3910E437A86	AFT ELECTRONICS PANEL ARRANGEMENT WITH TWO RADIO TUNING PANELS AND ARINC 740 PRINTER PROVISIONS	[***]	[***]	[***]
4435E484C78	MP - HIGH SPEED COMMUNICATION - STRUCTURAL PROVISIONS - KU BAND RADOME INSTALLATION - 737 BOEING SKY INTERIOR 159200	[***]	[***]	[***]
4435E484D01	MP - HIGH SPEED COMMUNICATION - PARTIAL PROVISIONS - GLOBAL EAGLE ENTERTAINMENT CABIN NETWORK SYSTEM WITH KU BAND CONNECTIVITY - THREE WIRELESS ACCESS POINTS (WAP) - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
4435E484D80	MP - HIGH-SPEED COMMUNICATIONS - INSTALLATION INTO PARTIAL PROVISIONS - WIRELESS CABIN NETWORK WITH 3 CWLU'S AND KU BAND CONNECTIVITY - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	[***]	[***]	[***]
4435E484H13	MP - HIGH SPEED COMMUNICATION - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-10
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
4435E484H15	MP - HIGH SPEED COMMUNICATION - CHANGE INCORP - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	[***]	[***]	[***]
4610E437C72	MP - GROUND BASED CONNECTIVITY - INSTALLATION - AIRCRAFT WIRELESS LAN UNIT CELLULAR - TELEDYNE CONTROLS - BFE	[***]	[***]	[***]
4610E437E26	MP - ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	[***]	[***]	[***]
4610E437E28	MP - ONBOARD NETWORK SYSTEM - CHANGE INCORP - ACTIVATION OF ONS-ACARS CMU INTERFACE	[***]	[***]	[***]
4610E839A41	MP - ONBOARD NETWORK SYSTEM - REPLACEMENT - AIRCRAFT WIRELESS LAN UNIT - CELLULAR AND WIFI IN LIEU OF CELLULAR GROUND BASED CONNECTIVITY ONLY - TELEDYNE CONTROLS - BFE	[***]	[***]	[***]
5231A561C54	CARGO DOOR - SOLID SKIN	[***]	[***]	[***]
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	[***]	[***]	[***]
5352A298A28	RADOME- NORDAM- SFE	[***]	[***]	[***]
7200D422A12	CFM LEAP-1B ENGINES - 1B28B1 RATING	[***]	[***]	[***]
7200E430E27	MP - CFM LEAP -1B ENGINES - CHANGE INCORP - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	[***]	[***]	[***]
7200E684E22	MP - CFM LEAP -1B ENGINES - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	[***]	[***]	[***]
7900-000116	LUBRICATING OIL - MOBIL JET II	[***]	[***]	[***]
MISC	INTERIOR ALLOWANCE	[***]	[***]	[***]
	TOTALS:	[***]	[***]	[***]

SWA-PA-03729	SA-7
Page A1-11
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-03729

SWA-PA-03729-BFE1	SA-7

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES
relating to
BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	5/1/2016

Galley Inserts	5/1/2016

Seats (passenger)	5/1/2016

Overhead & Audio System	5/1/2016

In-Seat Video System	Same as seats

Miscellaneous Emergency Equipment	7/1/2016

Cargo Handling Systems* (Single Aisle Programs only)	11/1/2016
*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.
2.On-dock Dates and Other Information.
On or before nine (9) months prior to aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC)). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

SWA-PA-03729-BFE1	SA-7

BOEING PROPRIETARY

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jul-2017	3	05/23/17	05/16/17	03/27/17	05/16/17	05/16/17	05/16/17	02/09/17	05/02/17	01/09/17	04/17/17
Aug-2017	6	06/21/17	06/14/17	04/24/17	06/14/17	06/14/17	06/14/17	03/09/17	05/31/17	02/06/17	05/15/17
Sep-2017	1	07/25/17	07/18/17	05/25/17	07/18/17	07/18/17	07/18/17	04/11/17	07/03/17	03/09/17	06/16/17
Oct-2017	2	08/22/17	08/15/17	06/23/17	08/15/17	08/15/17	08/15/17	05/09/17	08/01/17	04/06/17	07/17/17
Nov-2017	2	09/22/17	09/15/17	07/26/17	09/15/17	09/15/17	09/15/17	06/09/17	08/31/17	05/08/17	08/16/17
Jan-2018	2	11/13/17	11/06/17	09/15/17	11/06/17	11/06/17	11/06/17	08/01/17	10/23/17	06/28/17	10/06/17
Mar-2018	1	01/22/18	01/15/18	11/14/17	01/15/18	01/15/18	01/15/18	09/29/17	12/22/17	08/28/17	12/07/17
Jun-2018	1	04/24/18	04/17/18	02/26/18	04/17/18	04/17/18	04/17/18	01/11/18	04/03/18	12/01/17	03/19/18
Jul-2018	2	05/23/18	05/16/18	03/27/18	05/16/18	05/16/18	05/16/18	02/09/18	05/02/18	01/09/18	04/17/18
Aug-2018	1	06/22/18	06/15/18	04/26/18	06/15/18	06/15/18	06/15/18	03/13/18	06/01/18	02/08/18	05/17/18
Sep-2018	2	07/25/18	07/18/18	05/29/18	07/18/18	07/18/18	07/18/18	04/13/18	07/04/18	03/13/18	06/19/18
Oct-2018	2	08/22/18	08/15/18	06/26/18	08/15/18	08/15/18	08/15/18	05/11/18	08/01/18	04/10/18	07/17/18
Nov-2018	1	09/24/18	09/17/18	07/27/18	09/17/18	09/17/18	09/17/18	06/13/18	09/03/18	05/11/18	08/17/18
Dec-2018	1	10/24/18	10/17/18	08/28/18	10/17/18	10/17/18	10/17/18	07/13/18	10/03/18	06/12/18	09/18/18
Mar-2021	1	01/20/21	01/13/21	11/24/20	01/13/21	01/13/21	01/13/21	10/09/20	12/30/20	09/08/20	12/15/20
Apr-2021	3	02/22/21	02/15/21	12/25/20	02/15/21	02/15/21	02/15/21	11/11/20	02/01/21	10/09/20	01/15/21
May-2021	3	03/24/21	03/17/21	01/26/21	03/17/21	03/17/21	03/17/21	12/11/20	03/03/21	11/10/20	02/16/21
Jun-2021	3	04/22/21	04/15/21	02/24/21	04/15/21	04/15/21	04/15/21	01/11/21	04/01/21	12/09/20	03/17/21
Jul-2021	3	05/24/21	05/17/21	03/26/21	05/17/21	05/17/21	05/17/21	02/10/21	05/03/21	01/08/21	04/16/21
Mar-2022	2	01/20/22	01/13/22	11/24/21	01/13/22	01/13/22	01/13/22	10/11/21	12/30/21	09/08/21	12/15/21
Apr-2022	3	02/22/22	02/15/22	12/27/21	02/15/22	02/15/22	02/15/22	11/11/21	02/01/22	10/11/21	01/17/22
May-2022	3	03/23/22	03/16/22	01/25/22	03/16/22	03/16/22	03/16/22	12/10/21	03/02/22	11/09/21	02/15/22
Jun-2022	3	04/22/22	04/15/22	02/24/22	04/15/22	04/15/22	04/15/22	01/11/22	04/01/22	12/09/21	03/17/22
Jul-2022	2	05/24/22	05/17/22	03/28/22	05/17/22	05/17/22	05/17/22	02/10/22	05/03/22	01/10/22	04/18/22
Aug-2022	2	06/22/22	06/15/22	04/26/22	06/15/22	06/15/22	06/15/22	03/11/22	06/01/22	02/08/22	05/17/22
Jan-2023	3	11/23/22	11/16/22	09/27/22	11/16/22	11/16/22	11/16/22	08/12/22	11/02/22	07/12/22	10/18/22
Feb-2023	3	12/23/22	12/16/22	10/27/22	12/16/22	12/16/22	12/16/22	09/13/22	12/02/22	08/11/22	11/17/22
Mar-2023	1	01/20/23	01/13/23	11/24/22	01/13/23	01/13/23	01/13/23	10/11/22	12/30/22	09/08/22	12/15/22
Mar-2023	2	01/20/23	01/13/23	11/24/22	01/13/23	01/13/23	01/13/23	10/11/22	12/30/22	09/08/22	12/15/22
Apr-2023	3	02/22/23	02/15/23	12/27/22	02/15/23	02/15/23	02/15/23	11/11/22	02/01/23	10/11/22	01/17/23
May-2023	3	03/22/23	03/15/23	01/24/23	03/15/23	03/15/23	03/15/23	12/09/22	03/01/23	11/08/22	02/14/23
Jun-2023	3	04/24/23	04/17/23	02/24/23	04/17/23	04/17/23	04/17/23	01/11/23	04/03/23	12/09/22	03/17/23
Jul-2023	3	05/24/23	05/17/23	03/28/23	05/17/23	05/17/23	05/17/23	02/10/23	05/03/23	01/10/23	04/18/23
Aug-2023	3	06/22/23	06/15/23	04/26/23	06/15/23	06/15/23	06/15/23	03/13/23	06/01/23	02/08/23	05/17/23
Sep-2023	3	07/25/23	07/18/23	05/29/23	07/18/23	07/18/23	07/18/23	04/13/23	07/04/23	03/13/23	06/19/23
Oct-2023	3	08/23/23	08/16/23	06/27/23	08/16/23	08/16/23	08/16/23	05/12/23	08/02/23	04/11/23	07/18/23
Nov-2023	2	09/22/23	09/15/23	07/27/23	09/15/23	09/15/23	09/15/23	06/13/23	09/01/23	05/11/23	08/17/23
Dec-2023	2	10/24/23	10/17/23	08/28/23	10/17/23	10/17/23	10/17/23	07/13/23	10/03/23	06/12/23	09/18/23

SWA-PA-03729-BFE1	SA-7

BOEING PROPRIETARY

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jan-2024	4	11/22/23	11/15/23	09/26/23	11/15/23	11/15/23	11/15/23	08/11/23	11/01/23	07/11/23	10/17/23
Feb-2024	4	12/25/23	12/18/23	10/27/23	12/18/23	12/18/23	12/18/23	09/13/23	12/04/23	08/11/23	11/17/23
Mar-2024	4	01/23/24	01/16/24	11/27/23	01/16/24	01/16/24	01/16/24	10/12/23	01/02/24	09/11/23	12/18/23
Apr-2024	4	02/21/24	02/14/24	12/26/23	02/14/24	02/14/24	02/14/24	11/10/23	01/31/24	10/10/23	01/16/24
May-2024	4	03/22/24	03/15/24	01/25/24	03/15/24	03/15/24	03/15/24	12/12/23	03/01/24	11/09/23	02/15/24
Jun-2024	3	04/24/24	04/17/24	02/27/24	04/17/24	04/17/24	04/17/24	01/12/24	04/03/24	12/12/23	03/19/24
Jul-2024	3	05/22/24	05/15/24	03/26/24	05/15/24	05/15/24	05/15/24	02/09/24	05/01/24	01/09/24	04/16/24
Aug-2024	3	06/24/24	06/17/24	04/26/24	06/17/24	06/17/24	06/17/24	03/13/24	06/03/24	02/09/24	05/17/24
Sep-2024	3	07/24/24	07/17/24	05/28/24	07/17/24	07/17/24	07/17/24	04/12/24	07/03/24	03/12/24	06/18/24
Oct-2024	3	08/22/24	08/15/24	06/26/24	08/15/24	08/15/24	08/15/24	05/13/24	08/01/24	04/10/24	07/17/24
Nov-2024	3	09/24/24	09/17/24	07/29/24	09/17/24	09/17/24	09/17/24	06/13/24	09/03/24	05/13/24	08/19/24
Dec-2024	3	10/23/24	10/16/24	08/27/24	10/16/24	10/16/24	10/16/24	07/12/24	10/02/24	06/11/24	09/17/24
Jan-2025	4	11/22/24	11/15/24	09/26/24	11/15/24	11/15/24	11/15/24	08/13/24	11/01/24	07/11/24	10/17/24
Feb-2025	4	12/25/24	12/18/24	10/29/24	12/18/24	12/18/24	12/18/24	09/13/24	12/04/24	08/13/24	11/19/24
Mar-2025	4	01/22/25	01/15/25	11/26/24	01/15/25	01/15/25	01/15/25	10/11/24	01/01/25	09/10/24	12/17/24
Apr-2025	4	02/20/25	02/13/25	12/25/24	02/13/25	02/13/25	02/13/25	11/11/24	01/30/25	10/09/24	01/15/25
May-2025	3	03/24/25	03/17/25	01/24/25	03/17/25	03/17/25	03/17/25	12/11/24	03/03/25	11/08/24	02/14/25
Jun-2025	3	04/23/25	04/16/25	02/25/25	04/16/25	04/16/25	04/16/25	01/10/25	04/02/25	12/10/24	03/18/25
Jul-2025	3	05/22/25	05/15/25	03/26/25	05/15/25	05/15/25	05/15/25	02/10/25	05/01/25	01/08/25	04/16/25
Aug-2025	3	06/24/25	06/17/25	04/28/25	06/17/25	06/17/25	06/17/25	03/13/25	06/03/25	02/10/25	05/19/25
Sep-2025	3	07/23/25	07/16/25	05/27/25	07/16/25	07/16/25	07/16/25	04/11/25	07/02/25	03/11/25	06/17/25
Oct-2025	3	08/22/25	08/15/25	06/26/25	08/15/25	08/15/25	08/15/25	05/13/25	08/01/25	04/10/25	07/17/25
Nov-2025	3	09/24/25	09/17/25	07/29/25	09/17/25	09/17/25	09/17/25	06/13/25	09/03/25	05/13/25	08/19/25
Dec-2025	3	10/22/25	10/15/25	08/26/25	10/15/25	10/15/25	10/15/25	07/11/25	10/01/25	06/10/25	09/16/25
Total	170
1.Additional Delivery Requirements - Import.
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.
http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

SWA-PA-03729-BFE1	SA-7

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 981242207

SWA-PA-03729-LA-1400371

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235

Subject:    737-8 Aircraft [***]

Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with [***]

1.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

2.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

SWA-PA-03729-LA-1409371
737-8 [***]	LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Kyle Kersavage

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 25, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Chris Monroe
Its	SVP, Finance

SWA-PA-03729-LA-1409371
737-8 [***]	LA Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

MODEL 737-8 [***]

FOR SOUTHWEST AIRLINES CO.

SECTION	CONTENTS
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

1    [***]

2    [***]

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

3    [***]

4    [***]

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

5    [***]

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-1400371
LEAP-1B28 Engines

6    [***]

P.A. No. 03729
AERO-B-BBA4-M13-1194C	SS 15-0540
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1500831

Southwest Airlines Co.
2702 Love Field Drive
Dallas, Texas 75235

Attention:	Jon Stephens, Director - Fleet Transactions

Subject:	[***]

Reference:	A)	Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

	B)	Master Change Proposal No. 4435E484D80 [***]

provided under
correspondence letter no. 6-1131-CMM-LL0-16872, dated March
20, 2015 (Activation MC)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    [***]

2.    [***]

3.     Effectivity of the Activation MC.
Notwithstanding the aircraft effectivity set forth in the Activation MC, upon written Customer request on or before January 1, 2016, Boeing will [***]

March 20, 2015
LA Page 1
BOEING PROPRIETARY

4.Assignment.
Unless otherwise noted herein, [***]
described in this Letter Agreement is provided [***] to
Customer and in consideration of Customer's [***]
becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [***]

This Letter Agreement is contingent upon the concurrent acceptance of the Activation MC. Please sign and return this offer on or before March 23, 2015, the date on which this offer will otherwise expire.

Very truly yours,

THE BOEING COMPANY
By	/s/ Jon W. Lewis

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 23, 2015

SOUTHWEST AIRLINES CO.

By	/s/ Jon Stephens

Its	Director Fleet Transactions

SWA-PA-03729-LA-1500831	March 20, 2015
[***]	LA Page #
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A007-NEW (11/4/2011)	4Q16 External Fcst

Engine Model/Thrust: CFMLEAP-1B28B1	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11		ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):		[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2019	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2019	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2019	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2020	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA 1106474 106097-1O.TXT	BOEING PROPRIETARY	SA-7 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2021	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2021	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2022	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2022	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA 1106474 106097-1O.TXT	BOEING PROPRIETARY	SA-7 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA 1106474 106097-1O.TXT	BOEING PROPRIETARY	SA-7 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA 1106474 106097-1O.TXT	BOEING PROPRIETARY	SA-7 Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA 1106474 106097-1O.TXT	BOEING PROPRIETARY	SA-7 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Aug-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]

Total:	195

* [***]

SWA‑PA‑03729-LA 1106474 106097-1O.TXT	BOEING PROPRIETARY	SA-7 Page 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1106463R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Open Matters
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the Aircraft program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Aircraft program develops as follows:
1.    Aircraft Delivery Schedule.
[***]

1.2    Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.

SWA-PA-03729-LA-1106463R2	SA-7
Open Matters	Page 1
BOEING PROPRIETARY

2.        Aircraft Configuration.
2.1    Reserved.
2.2    Model 737-7. The initial configuration of Customer's Model 737-7 Aircraft has not been defined. [***]

SWA-PA-03729-LA-1106463R2	SA-7
Open Matters	Page 2
BOEING PROPRIETARY

3.    Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the Aircraft program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:
3.1    Software. Additional provisions relating to software and software loading.
3.2    Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE). Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.
3.3    Buyer Furnished Equipment (BFE) for 737-7. Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.
4.    Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106463R2	SA-7
Open Matters	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Kyle Kersavage
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	August 25 , 2017
SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Its	Chris Monroe SVP, Finance

SWA-PA-03729-LA-1106463R2	SA-7
Open Matters	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

29 September 2017
6-1162-KLK-0059R3

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]

References:	(a) Purchase Agreement No. 03729 (MAX Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co.
(Customer) relating to Model 737-8 and 737-7 (MAX Aircraft)

(b) Purchase Agreement No. PA-1810 (NG Purchase Agreement, and together with the MAX Purchase Agreement, the Purchase Agreement) between Boeing and Customer relating to Model 737-7H4 and 737-8H4 aircraft (NG Aircraft, and together with the MAX Aircraft, the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the
Purchase Agreements. All terms used but not defined in this Letter Agreement shall have the same meaning as in the respective referenced Purchase Agreements.

1.[***]

2.[***]

BOEING PROPRIETARY

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation.

Regards,

THE BOEING COMPANY

/s/ Kyle Kersavage

Kyle Kersavage
Regional Director
Boeing Commercial Airplanes, Contracts

ACCEPTED AND AGREED TO this

DATE: _September 29, 2017______

SOUTHWEST AIRLINES CO.

By__/s/ Chris Monroe ___________
Chris Monroe
Its___SVP, Finance_____________

Letter Agreement No. 6-1162-KLK-0059R2
[***]	Page 2
BOEING PROPRIETARY

Attachment A To
Letter Agreement No. 6-1162-KLK-0059R1
[***]

Table 1

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]

Table 2

[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]

Letter Agreement No. 6-1162-KLK-0059R2
[***]	Page 3
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 8

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 8 (SA-8), entered into as of December 20, 2017, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA8 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement.
WHEREAS, Customer has elected to exercise its right to purchase forty (40) option aircraft, and to accelerate the scheduled deliveries of certain 737-8 Aircraft, all as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft, attached hereto.
WHEREAS, Boeing and Customer agree to reschedule the deliveries of certain 737-7 Aircraft as identified in Table 1B, Aircraft Delivery, Description, Price, and Advance Payments 737-7 Aircraft, attached hereto.

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to include [***]
exercised option aircraft [***]
in LA-1106475R3,
[***]	attached hereto.

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to make certain changes to the Letter Agreement entitled [***] in LA-1106467R1.

SWA-PA-3729	1	SA-8
BOEING PROPRIETARY

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to incorporate a package of configuration options and master changes previously accepted by Customer for 737-7 Aircraft, in accordance with LA-1106463R3, paragraph 2, Open Matters.
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise Supplemental Exhibit BFE2 to reflect the selection dates and on dock dates of BFE for the 737-7 Aircraft, in accordance with LA-1106463R3, paragraph 3, Open Matters.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA8 and is identified by “SA8”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

1.TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-8") attached hereto and incorporated into the Purchase Agreement by this reference.

Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is deleted in its entirety and replaced by a new Table 1B (identified by "SA-8") attached hereto and incorporated into the Purchase Agreement by this reference.

1.EXHIBITS.

3.1.Exhibit A1, 737-8 Aircraft Configuration, is deleted in its entirety and replaced by the updated Exhibit A1 attached hereto and incorporated into the Purchase Agreement by this reference.

3.2.Exhibit A2, 737-7 Aircraft Configuration, is deleted in its entirety and replaced by the updated Exhibit A2 attached hereto and incorporated into the Purchase Agreement by this reference.

3.3.Exhibit BFE2, Buyer Furnished Equipment Variables, is added to and incorporated into the Purchase Agreement by this reference.

4.LETTER AGREEMENTS.

SWA-PA-3729	2	SA-8
BOEING PROPRIETARY

4.1.Letter Agreement SWA-PA-03729-LA-1106463R2, Open Matters, is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106463R3.

4.2.Letter Agreement SWA-PA-03729-LA 1106467R1, [***]
is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA 1106467R2.

4.3.Letter Agreement SWA-PA-03729-LA-1106474R1, Option Aircraft, and its Attachment 1 are deleted in their entirety and are replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106474R2 and its Attachment 1.

4.4.Letter Agreement SWA-PA-03729-LA-1106475R2, [***]
is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106475R3.
4.5.Letter Agreement SWA-PA-03729-LA-1106476R1, [***]
4.6.is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106476R2.

4.7.Letter Agreement SWA-PA-03729-LA-1106484, [***]
and its Attachments A and B are deleted in their entirety and are replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106484R1 and its Attachments A and B.

4.8.Letter Agreement SWA-PA-03729-LA-1301170R1,[***]
is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301170R2.

5.ADVANCE PAYMENT IMPACTS.

[***]

6. IMPACTS TO PREVIOUSLY DELIVERED AIRCRAFT.

6.1. In accordance with Letter Agreement SWA-PA-03729-LA-1106475R3.
[***]

SWA-PA-3729	3	SA-8
BOEING PROPRIETARY

6.2. In consideration of Boeing and Customer entering into an agreement to exercise (40) 737-8 options, [***]

7.SA-8 PAYMENT.

[***]

SWA-PA-3729	4	SA-8
BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage	By: /s/ Chris Monroe

Its: Attorney-In-Fact	Its: Chris Monroe
SVP, Finance

SWA-PA-3729	5	SA-8
BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-8
1B	737-7 Aircraft Information Table	SA-8
EXHIBIT
A1	737-8 Aircraft Configuration	SA-8
A2	737-7 Aircraft Configuration	SA-8
B*	Aircraft Delivery Requirements and
Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional
Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent
Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8

SWA-PA-03729	SA-8

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	[***]	SA-2
SWA-PA-03729-LA-1106473R1	[***]	SA-5
SWA-PA-03729-LA-1106474R2	Option Aircraft	SA-8
Attachment 1		SA-8
SWA-PA-03729-LA-1106475R3	[***]	SA-8
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R1	[***]	SA-8
	Attachment A	SA-8
	Attachment B	SA-8
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1

SWA-PA-03729	SA-8

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1210419	[***]
	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R2	[***]	SA-8
SWA-PA-03729-LA-1400371	[***]	SA-7
SASWA-PA-03729-LA-1503792	[***]	SA-6
SWA-PA-03729-LA-1500831	[***]
	[***]	SA-7
SWAPA03729LA1602486	[***]	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729	SA-8

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729	SA-8

BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Engine Model/Thrust:	CFMLEAP-1B28	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]		Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	1	[***]	36929†	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]	42558†, 42559†	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	42563, 42566†, 42567	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42544	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42570	[***]	C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36988†	[***]	A		[***]	[***]	[***]	[***]	[***]
Dec-2017	1	[***]	42554†	[***]	C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	36989†	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	42571	[***]	C		[***]	[***]	[***]	[***]	[***]
Apr-2018	1	[***]	42546	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42572	[***]	C		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42547	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42556†	[***]	C		[***]	[***]	[***]	[***]	[***]
Aug-2018	3	[***]	42548, 37019, 42549	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42574	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2018	3	[***]	42575, 42573, 42576	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2019	1	[***]	42577	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2019	1	[***]	37042	[***]	A		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813.1F. TXT	BOEING PROPRIETARY	SA-8 Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2019	1	[***]	42550	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2019	2	[***]	65437, 65436	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2019	2	[***]	65471, 65438	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2019	2	[***]	42551, 37043	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	65439	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	65440	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	42536	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	65473	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	36722	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	42537	[***]	A		[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]	36727	[***]	B		[***]	[***]	[***]	[***]	[***]
Mar-2020	2	[***]	42579, 42580	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	42539	[***]	A		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	65441	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	42553	[***]	A		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	35970	[***]	B		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	42607	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	65442	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]	42540	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2020	2	[***]	65443, 65444	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]	42541	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	65445, 65446	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]	33941	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2020	3	[***]	65447, 65448, 65472	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	42615	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	42543	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	65474	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	36733	[***]	B		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	65475	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]	33940	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	35974	[***]	B		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813.1F. TXT	BOEING PROPRIETARY	SA-8 Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2021	1	[***]	65450	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	65449	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	65451	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	42648	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	65452	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]	42649, 42650, 42651	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	65454	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	65453	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]	42652, 42653, 42654	[***]			[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	65455	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	65456	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]	42655, 42656, 42670	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	65457	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]	42657, 42658, 42671	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	65460	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]	65459, 65458	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	65461	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2021	2	[***]	65463, 65462	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	65466	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2021	2	[***]	65465, 65464	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	65467	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]	65468	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	65469	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	65470	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2022	2	[***]	42678, 42679	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]	42680, 42681, 42688	[***]			[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]	42682, 42683, 42684	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	42685, 42686, 42687	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2022	2	[***]	42689, 42690	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]	42693, 42695	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]	42560, 42565	[***]			[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813.1F. TXT	BOEING PROPRIETARY	SA-8 Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2023	2	[***]	42562, 42564	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	42557	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	36732	[***]	B		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42555	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	38806	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2023	2	[***]	42594, 42568	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	42581	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	37034	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	42597, 42582	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42593	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42552	[***]	A		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	42601, 42578	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42605	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42538	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	38815	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42583	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	42611, 42584, 42585	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	42612, 42596, 42599	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2024	3	[***]	38817, 35968, 35972	[***]	B		[***]	[***]	[***]	[***]	[***]
Apr-2024	2	[***]	42617, 42606	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	36736	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	42619, 42622, 42608	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42610	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42542	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2024	2	[***]	35963, 35967	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2024	2	[***]	42624, 42626	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	42630	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	36730	[***]	B		[***]	[***]	[***]	[***]	[***]
Oct-2024	2	[***]	42625, 42636	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	42639	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	35971	[***]	B		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813.1F. TXT	BOEING PROPRIETARY	SA-8 Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Dec-2024	2	[***]	42628, 42640	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	35975	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	42633, 42634	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	38804, 38805	[***]	B		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	42637, 42641, 42643	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2025	1	[***]	36729	[***]	B		[***]	[***]	[***]	[***]	[***]
Mar-2025	4	[***]	42644, 42645, 42646, 42647	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2025	4	[***]	42659, 42660, 42661, 42662	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	42663, 42664, 42666	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	42665, 42667, 42669	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	42668, 42672, 42673	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	42674, 42675, 42691	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	42676, 42677, 42694	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	42692, 42696, 42697	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	42698, 42699, 42700	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	42701, 42702, 42703	[***]			[***]	[***]	[***]	[***]	[***]

Total:	210

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† [***]
Notes:
1)[***]
2)[***]

SWA‑PA‑03729 107813.1F. TXT	BOEING PROPRIETARY	SA-8 Page 5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Airframe Model/MTOW:	737-7	177,000 pounds	Detail Specification:	D019A008SWA17P-1

Engine Model/Thrust:	CFMLEAP-1B27C(1)	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula	N/A	N/A

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]

Seller Purchased Equipment (SPE) Estimate:		[***]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Escalation	Adv Payment Base	At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Date*	Aircraft	(Airframe)	Factor	Price Per A/P	[***]	[***]	[***]	[***]
Apr-2019	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2019	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2019	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107963.1F. TXT	BOEING PROPRIETARY	SA-8 Page 1

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Escalation	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Factor	Price Per A/P	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total:	30

* [***]

Notes:
[***]

SWA‑PA‑03729 107963.1F. TXT	BOEING PROPRIETARY	SA-8 Page 2

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Exhibit A1 to Purchase Agreement Number PA-03729

PA-03729	SA-8
Page A1-1
BOEING PROPRIETARY

Exhibit A1
737-8 AIRCRAFT CONFIGURATION
Dated December 13, 2011
relating to
BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is Boeing document number D019A008SWA18P-1, revision NEW, released on June 30, 2017. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A1. Such Detail Specification will be comprised of Boeing configuration specification D019A008, Revision O, dated September 30, 2016 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

PA-03729	SA-8
Page A1-2
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
0110-000030	MAJOR MODEL 737 AIRPLANE	[***]	[***]	[***]
0110E131A08	MINOR MODEL 737-8 AIRPLANE	[***]	[***]	[***]
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	[***]	[***]	[***]
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	[***]	[***]	[***]
0170C204A96	CARGO LINERS- HEAVY DUTY - FORWARD	[***]	[***]	[***]
0170C204A99	CARGO LINERS- HEAVY DUTY- AFT	[***]	[***]	[***]
0170C430H07	PC - FLIGHT DECK - ROLLER SUNSHADES - DELETION - NUMBER 2 AND 3 WINDOWS - FLIGHT DECK - SFE	[***]	[***]	[***]
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	[***]	[***]	[***]
0170D347B33	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS	[***]	[***]	[***]
0170D360B56	PC - LAVATORY AFT COMPLEX - TWO LAVATORIES WITH TWO DOUBLE ATTENDANT SEATS, NO CURTAIN AND UNIQUE HANDSET FACEPLATE DISPLAY - BOEING SKY INTERIOR	[***]	[***]	[***]
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	[***]	[***]	[***]
0170D837A13	FLEXIBLE CERTIFICATION	[***]	[***]	[***]
0170E173B00	FLIGHT DECK - TWO OBSERVERS	[***]	[***]	[***]
0170E656A04	AIRFRAME - 737-8	[***]	[***]	[***]
0220E684A09	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	[***]	[***]	[***]
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]	[***]	[***]
0221B463A04	MP-CERT. OF TAKEOFF & LANDING WITH 15 KNOT TAILWIND	[***]	[***]	[***]
0221E029A02	SKID-RESISTANT RUNWAY TAKEOFF WITH ANTISKID SYSTEM INOPERATIVE	[***]	[***]	[***]
0222E052A08	SHORT FIELD PERFORMANCE ENHANCEMENT: INSTALLATION OF TWO POSITION TAIL SKID	[***]	[***]	[***]
0226B694H86	MP - GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	[***]	[***]	[***]
0226C594A28	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY- PARTIAL PROVISIONS	[***]	[***]	[***]
0226E437D67	MP- GNSS LANDING SYSTEM (GLS) - CHANGE INCORP- CATEGORY I APPROACH CAPABILITY - ACTIVATION - IN LIEU OF PARTIAL PROVISIONS	[***]	[***]	[***]
0228E437A74	AIRPLANE FLIGHT MANUAL	[***]	[***]	[***]
0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	[***]	[***]	[***]

PA-03729	SA-8
Page A1-3
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[***]	[***]	[***]
0315E684A03	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	[***]	[***]	[***]
1110E559D06	EXTERIOR NON-REGULATORY MARKINGS	[***]	[***]	[***]
1110E624B44	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	[***]	[***]	[***]
1130E559D12	CARGO COMPARTMENT PLACARDS	[***]	[***]	[***]
1130E559D13	LIGHTED SIGNS - BI-LINGUAL SPANISH/ENGLISH	[***]	[***]	[***]
1130E559D15	INTERIOR PLACARDS AND MARKERS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2103E437E01	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	[***]	[***]	[***]
2103E437E14	MP - AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - CHANGE INCORP - INSTALLATION	[***]	[***]	[***]
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	[***]	[***]	[***]
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	[***]	[***]	[***]
2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	[***]	[***]	[***]
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	[***]	[***]	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]	[***]	[***]
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	[***]	[***]	[***]
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	[***]	[***]	[***]
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]	[***]	[***]
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	[***]	[***]	[***]
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	[***]	[***]	[***]
2310C410A91	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	[***]	[***]	[***]
2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	[***]	[***]	[***]
2312E173A49	VHF COMMUNICATIONS - TRIPLE HONEYWELL ARINC 750 RTA-50D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 965-1696-021 - BFE/SPE	[***]	[***]	[***]

PA-03729	SA-8
Page A1-4
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2315E706A59	MP - SATCOM - INSTALLATION OF PARTIAL WIRING AND MOUNTING PROVISIONS - ICG MODEL ICS-300 IRIDIUM SATCOM SYSTEM WITH A SINGLE TOP MOUNTED DUAL ELEMENT IRIDIUM ANTENNA	[***]	[***]	[***]
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	[***]	[***]	[***]
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	[***]	[***]	[***]
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	[***]	[***]	[***]
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	[***]	[***]	[***]
2322E437D59	MP - CMU - INSTALLATION OF WIRING PROVISIONS BETWEEN THE ONBOARD NETWORK SYSTEM (ONS) AND THE COMMUNICATION MANAGEMENT UNIT PROVISIONS	[***]	[***]	[***]
2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	[***]	[***]	[***]
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	[***]	[***]	[***]
2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	[***]	[***]	[***]
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	[***]	[***]	[***]
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	[***]	[***]	[***]
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	[***]	[***]	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]	[***]	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]	[***]	[***]

PA-03729	SA-8
Page A1-5
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]	[***]	[***]
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	[***]	[***]	[***]
2371B628B32	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-001 - BFE/SPE	[***]	[***]	[***]
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	[***]	[***]	[***]
2371E437C25	MP - VOICE RECORDER - REPLACEMENT - VOICE RECORDER WITH 90 DAY BATTERY IN LIEU OF VOICE RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	[***]	[***]	[***]
2451B750A96	GALLEY G2 POWER - 17.25 KVA - COMPLETE PROVISIONS	[***]	[***]	[***]
2451B815K32	POWER DISTRIBUTION - WIRING INSTALLATION FOR ADDITIONAL CAPACITY	[***]	[***]	[***]
2451D360M03	MP - MOD STD SEL - GALLEY G4B POWER - REVISION - 12 KVA INSTALLATION AND PROVISIONS FOR 17.25 KVA IN LIEU OF COMPLETE INSTALLATION	[***]	[***]	[***]
2451E447B64	GALLEY G1 & G7 POWER - 12 KVA	[***]	[***]	[***]
2454E484B59	IN-SEAT POWER OUTLETS - INSTALLATION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE/SPE	[***]	[***]	[***]
2454E484C79	MP - IN-SEAT POWER OUTLETS - DELETION - FULL CABIN WITH 59 USB POWER SUPPLIES AND 175 HIGH POWER USB OUTLETS - ASTRONICS AES - BFE	[***]	[***]	[***]
2500E559K65	MP - CLOSET - REPLACEMENT - FWD RH FULL HEIGHT CLOSET IN LIEU OF FULL HEIGHT/HALF HEIGHT G2 GALLEY - STA 325 - 343 - ENCORE - BFE	[***]	[***]	[***]
2500E559K83	MP - INTERIOR ARRANGEMENT - REVISION - DETACHABLE EMERGENCY EQUIPMENT - BFE	[***]	[***]	[***]
2500E559M56	MP - MOD STD SEL - CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE FACEPLATE	[***]	[***]	[***]
2500E559R44	MP - INTERIOR ARRANGEMENT - REVISION - ADDITION OF SLIDE-OUT STOWAGE IN LAVS D & E AND REVISION TO EMERGENCY EQUIPMENT	[***]	[***]	[***]

PA-03729	SA-8
Page A1-6
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2500E559Y62	MP - NON-CERTIFIED FLYAWAY KIT - ADDITION - FIRST AID KIT BRACKET	[***]	[***]	[***]
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	[***]	[***]	[***]
2513E437A99	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	[***]	[***]	[***]
2514E559T12	MP - SIDEWALL LINING AND AIR RETURN GRILLE - REVISION - ENHANCED FASTENING PROVISIONS	[***]	[***]	[***]
2520E559D17	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[***]	[***]	[***]
2520E559L37	MP - PASSENGER COMPARTMENT - REVISION - DECORATIVE LAMINATE - FORWARD MONUMENTS	[***]	[***]	[***]
2523E559E42	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	[***]	[***]	[***]
2525C204F39	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 304 LH	[***]	[***]	[***]
2525C204F40	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 LH	[***]	[***]	[***]
2525C204F41	LARGE LOWER STOWAGE BOX FOR DOUBLE ATTENDANT SEAT - STA 949 RH	[***]	[***]	[***]
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	[***]	[***]	[***]
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	[***]	[***]	[***]
2525E559D22	ECONOMY CLASS SEATS - BFE/SPE	[***]	[***]	[***]
2527E559H50	FLOOR COVERING - CARPET - BFE/SPE	[***]	[***]	[***]
2527E559H51	FLOOR COVERING - GALLEY AND ENTRYWAY FLOOR MAT - BFE/SPE	[***]	[***]	[***]
2528C204J16	FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528C204J18	SECOND FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]

PA-03729	SA-8
Page A1-7
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT AND LIFE RAFTS - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2528E559D23	LITERATURE POCKETS	[***]	[***]	[***]
2528E559D24	OVERHEAD STOWAGE BINS - ADDITIONAL FEATURES - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2529D360B52	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - UNIQUE FACEPLATE DISPLAY	[***]	[***]	[***]
2530D383A11	G1 GALLEY - AFT STATION 297 - BFE/SPE	[***]	[***]	[***]
2530E559D10	GALLEY G2 - STA 325-343 - BFE/SPE	[***]	[***]	[***]
2530E559D27	G7 GALLEY - AFT OF DOOR 1, LEFT - AFT STA 374 - BFE/SPE	[***]	[***]	[***]
2530E559D29	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]	[***]	[***]
2530E559K27	MP - GALLEY - REVISION - G1 GALLEY AFT STA 293 IN LIEU OF STA 297	[***]	[***]	[***]
2530E624B45	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	[***]	[***]	[***]
2530E624B63	GALLEY CHILLER - AFT G4B GALLEY - PROVISIONS	[***]	[***]	[***]
2540D347A92	LA ADVANCED LAVATORY	[***]	[***]	[***]
2540E559D31	LA ADVANCED LAVATORY SELECTABLES	[***]	[***]	[***]
2540E559D32	LD ADVANCED LAVATORY SELECTABLES	[***]	[***]	[***]
2540E559D33	LE ADVANCED LAVATORY SELECTABLES	[***]	[***]	[***]
2540E559N20	MP - LAVATORIES - REVISION - LAVS D AND E - NON-SPACEWALL IN LIEU OF SPACEWALL	[***]	[***]	[***]
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	[***]	[***]	[***]
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	[***]	[***]	[***]
2562E559E21	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2562E559K34	MP - OVERWATER EMERGENCY EQUIPMENT - DELETION - LIFE RAFTS - EASTERN AERO MARINE - BFE	[***]	[***]	[***]
2562E559U37	MP - OVERWATER EMERGENCY EQUIPMENT - REPLACEMENT - PASSENGER LIFE VEST - EASTERN AERO MARINE INC - BFE	[***]	[***]	[***]
2564E559D98	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER	[***]	[***]	[***]

PA-03729	SA-8
Page A1-8
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
	COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[***]	[***]	[***]
2564E559X35	MP - DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - DELETION - FIRST AID KIT - MINE SAFETY APPLIANCES CO - BFE	[***]	[***]	[***]
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	[***]	[***]	[***]
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	[***]	[***]	[***]
2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	[***]	[***]	[***]
2844-000019	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN U.S. GALLONS	[***]	[***]	[***]
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	[***]	[***]	[***]
2911-000044	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) - 10-60556	[***]	[***]	[***]
2911E684D00	MP - AC MOTOR DRIVEN HYDRAULIC PUMPS - INSTALL TWO PARKER (ABEX) IN LIEU OF TWO EATON (VICKERS) - SFE	[***]	[***]	[***]
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	[***]	[***]	[***]
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	[***]	[***]	[***]
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	[***]	[***]	[***]
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	[***]	[***]	[***]
3131E437C26	MP - FLIGHT DATA RECORDER SYSTEM - REPLACEMENT - FLIGHT DATA RECORDER WITH 90 DAY BATTERY IN LIEU OF FLIGHT DATA RECORDER WITH 30 DAY BATTERY - HONEYWELL INTERNATIONAL INC - BFE	[***]	[***]	[***]
3132E437D35	MP - ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	[***]	[***]	[***]
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[***]	[***]	[***]
3135E437D40	MP - ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT 23300	[***]	[***]	[***]
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	[***]	[***]	[***]

PA-03729	SA-8
Page A1-9
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	[***]	[***]	[***]
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	[***]	[***]	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]	[***]	[***]
3162-000028	RADIO ALTITUDE - BELOW ADI	[***]	[***]	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]	[***]	[***]
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[***]	[***]	[***]
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	[***]	[***]	[***]
3162-000044	TCAS RESOLUTION ADVISORY - VSI	[***]	[***]	[***]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[***]	[***]	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[***]	[***]	[***]
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	[***]	[***]	[***]
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	[***]	[***]	[***]
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	[***]	[***]	[***]
3162E437C95	MP - FLIGHT AND NAVIGATION DISPLAYS - LANDING SYS ELECTRONIC PLACARD WORKSHEET - AUXILIARY DISPLAY	[***]	[***]	[***]
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	[***]	[***]	[***]
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	[***]	[***]	[***]
3245B290A92	BRAKES - CARBON - GOODRICH	[***]	[***]	[***]
3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30-PR, 235 MPH RADIAL TIRES	[***]	[***]	[***]
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	[***]	[***]	[***]

PA-03729	SA-8
Page A1-10
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	[***]	[***]	[***]
3327D380B90	GALLEY LIGHTS - 28 VDC POWER - GALLEY G7 / CLOSET	[***]	[***]	[***]
3327E559L81	MP - GALLEY LIGHTS - 28 VDC POWER - DELETION - GALLEY G7 / CLOSET	[***]	[***]	[***]
3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	[***]	[***]	[***]
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	[***]	[***]	[***]
3430B866A28	ILS/GPS MULTI-MODE RECEIVER (MMR) - HONEYWELL - P/N 066-50029-1201 - BFE/SPE	[***]	[***]	[***]
3430E437D65	MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE	[***]	[***]	[***]
3430E437D69	MP - MULTI-MODE RECEIVER (MMR) AND VOR/MARKER BEACON - CHANGE INCORP - REPLACEMENT - HONEYWELL 3G MMR P/N 69002600-0101 IN LIEU OF EXISTING HONEYWELL MMR P/N 066-50029-1201 AND HONEYWELL VOR/MARKER BEACON P/N 69001410-100 - BFE	[***]	[***]	[***]
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	[***]	[***]	[***]
3433C594A98	LOW RANGE RADIO ALTIMETER (LRRA) - CAT IIIB CAPABLE - HONEYWELL - P/N 066-50007-0531- BFE/SPE	[***]	[***]	[***]
3436E640B45	MP - HEAD UP DISPLAY (HUD) SYSTEM - INSTALLATION - SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE	[***]	[***]	[***]
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	[***]	[***]	[***]
3443E032A44	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - HONEYWELL RDR-4000, VERSION 2 TRANSCEIVER - 930-2000-001 - BFE/SPE	[***]	[***]	[***]
3445C594B01	TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 940-0351-001 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	[***]	[***]	[***]

PA-03729	SA-8
Page A1-11
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	[***]	[***]	[***]
3446-000049	500 SMART CALLOUT INHIBITED	[***]	[***]	[***]
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	[***]	[***]	[***]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[***]	[***]	[***]
3451E097A30	VOR/MARKER BEACON - HONEYWELL RECEIVER P/N 69001410-100 - BFE/SPE	[***]	[***]	[***]
3453E052A56	ATC SYSTEM - HONEYWELL INTERNATIONAL INC ATC TRANSPONDER P/N 066-01212-0301 - ADS-B OUT DO-260B COMPLIANT - HONEYWELL INTERNATIONAL INC CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	[***]	[***]	[***]
3455D338A05	DISTANCE MEASURING EQUIPMENT (DME) SCANNING INTERROGATOR- HONEYWELL P/N 066-50013-0111 - BFE/SPE	[***]	[***]	[***]
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	[***]	[***]	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]	[***]	[***]
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	[***]	[***]	[***]
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	[***]	[***]	[***]
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	[***]	[***]	[***]
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	[***]	[***]	[***]
3461B430C49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NAVIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGE	[***]	[***]	[***]
3461B696E14	MP - FMCE - ADDITIONAL CONTROL DISPLAY UNIT FIX PAGES - ENABLE	[***]	[***]	[***]
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	[***]	[***]	[***]

PA-03729	SA-8
Page A1-12
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[***]	[***]	[***]
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	[***]	[***]	[***]
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	[***]	[***]	[***]
3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	[***]	[***]	[***]
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	[***]	[***]	[***]
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	[***]	[***]	[***]
3511B873B93	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AV-OX INC - BFE/SPE	[***]	[***]	[***]
3511B873B94	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AV-OX INC - BFE/SPE	[***]	[***]	[***]
3511B873B95	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AV-OX INC - BFE/SPE	[***]	[***]	[***]
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	[***]	[***]	[***]
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	[***]	[***]	[***]
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	[***]	[***]	[***]
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	[***]	[***]	[***]
3910E437A86	AFT ELECTRONICS PANEL ARRANGEMENT WITH TWO RADIO TUNING PANELS AND ARINC 740 PRINTER PROVISIONS	[***]	[***]	[***]
4435E484C78	MP - HIGH SPEED COMMUNICATION - STRUCTURAL PROVISIONS - KU BAND RADOME INSTALLATION - 737 BOEING SKY INTERIOR 159200	[***]	[***]	[***]
4435E484D01	MP - HIGH SPEED COMMUNICATION - PARTIAL PROVISIONS - GLOBAL EAGLE ENTERTAINMENT CABIN NETWORK SYSTEM WITH KU BAND CONNECTIVITY - THREE WIRELESS ACCESS POINTS (WAP) - 737 BOEING SKY INTERIOR	[***]	[***]	[***]

PA-03729	SA-8
Page A1-13
BOEING PROPRIETARY

CR	Title	2011 $ A/P 1 - 4 Price Per A/C	2011 $ A/P 5 - 8 Price Per A/C	2011 $ A/P 9 & on Price Per A/C
4435E484D80	MP - HIGH-SPEED COMMUNICATIONS - INSTALLATION INTO PARTIAL PROVISIONS - WIRELESS CABIN NETWORK WITH 3 CWLU'S AND KU BAND CONNECTIVITY - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	[***]	[***]	[***]
4435E484H13	MP - HIGH SPEED COMMUNICATION - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	[***]	[***]	[***]
4435E484H15	MP - HIGH SPEED COMMUNICATION - CHANGE INCORP - REPLACEMENT - TRI-BAND RADOME IN LIEU OF KU BAND RADOME	[***]	[***]	[***]
4610E437C72	MP - GROUND BASED CONNECTIVITY - INSTALLATION - AIRCRAFT WIRELESS LAN UNIT CELLULAR - TELEDYNE CONTROLS - BFE	[***]	[***]	[***]
4610E437E26	MP - ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	[***]	[***]	[***]
4610E437E28	MP - ONBOARD NETWORK SYSTEM - CHANGE INCORP - ACTIVATION OF ONS-ACARS CMU INTERFACE	[***]	[***]	[***]
4610E839A41	MP - ONBOARD NETWORK SYSTEM - REPLACEMENT - AIRCRAFT WIRELESS LAN UNIT - CELLULAR AND WIFI IN LIEU OF CELLULAR GROUND BASED CONNECTIVITY ONLY - TELEDYNE CONTROLS - BFE	[***]	[***]	[***]
5231A561C54	CARGO DOOR - SOLID SKIN	[***]	[***]	[***]
5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	[***]	[***]	[***]
5352A298A28	RADOME- NORDAM- SFE	[***]	[***]	[***]
7200D422A12	CFM LEAP-1B ENGINES - 1B28B1 RATING	[***]	[***]	[***]
7200E430E27	MP - CFM LEAP -1B ENGINES - CHANGE INCORP - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	[***]	[***]	[***]
7200E684E22	MP - CFM LEAP -1B ENGINES - REVISION - 1B28 RATING IN LIEU OF 1B28B1 RATING	[***]	[***]	[***]
MISC THRUST	SIDE LETTER PRICING	[***]	[***]	[***]
7900-000116	LUBRICATING OIL - MOBIL JET II	[***]	[***]	[***]
MISC	INTERIOR ALLOWANCE	[***]	[***]	[***]
	TOTALS:	[***]	[***]	[***]

PA-03729	SA-8
Page A1-14
BOEING PROPRIETARY

737-7 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Southwest Airlines Co.

Exhibit A2 to Purchase Agreement Number PA-03729

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

Exhibit A2
AIRCRAFT CONFIGURATION
Dated November 13, 2017
relating to
BOEING MODEL 737-7 AIRCRAFT
The Detail Specification is Boeing document number D019A008SWA17P-1, revision NEW, to be released on or about April 1, 2019. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A2. Such Detail Specification will be comprised of Boeing configuration specification D019A008, Revision P, dated May 1, 2017 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

Exhibit A To
Boeing Purchase Agreement
Price
CR	Title	Per A/C $
0110-000030	MAJOR MODEL 737 AIRPLANE	[***]
0110E911A01	MINOR MODEL 737-7150 AIRPLANE	[***]
0170B401A73	CLIMATE - NORMAL WEATHER OPERATIONS	[***]
0170B871A31	GALLEY AFT COMPLEX - G4B GALLEY - DOMED AFT BULKHEAD (BASELINE)	[***]
0170C430H07	PC - FLIGHT DECK - ROLLER SUNSHADES - DELETION - NUMBER 2 AND 3 WINDOWS - FLIGHT DECK - SFE	[***]
0170C939A02	COMMUNICATIONS - BASIC COMMUNICATIONS CONFIGURATION WITH HF	[***]
0170D387A08	AVIONICS - DUAL FMC WITH MULTI-CONTROL DISPLAY UNIT	[***]
0170D837A13	FLEXIBLE CERTIFICATION	[***]
0170E173B00	FLIGHT DECK - TWO OBSERVERS	[***]
0170E388X59	PC - GALLEY G4B POWER - 12 KVA INSTALLATION AND PROVISIONS FOR 17.25 KVA IN LIEU OF COMPLETE INSTALLATION	[***]
0170E388X60	PC - LAVATORY AFT COMPLEX - NO CURTAIN AND TRACK	[***]
0170E526A93	LAVATORY AFT COMPLEX - TWO ADVANCED LAVATORIES WITH ONE DOUBLE ATTENDANT SEAT	[***]
0170E806A23	CARGO LINERS- HEAVY DUTY - FORWARD	[***]
0170E806A26	CARGO LINERS- HEAVY DUTY- AFT	[***]
0170E911A03	AIRFRAME - 737-7	[***]
0220E308A03	TYPE CERTIFICATE & CERTIFICATE OF AIRWORTHINESS	[***]
0221-000026	TAKEOFF AND LANDING WITH TAILWIND UP TO 15 KNOTS	[***]
0221A609B52	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221E029A02	SKID-RESISTANT RUNWAY TAKEOFF WITH ANTISKID SYSTEM INOPERATIVE	[***]
0224E173A42	EXTENDED OPERATIONS (ETOPS)	[***]
0226C594A32	GNSS LANDING SYSTEM (GLS) - CATEGORY I APPROACH CAPABILITY - ACTIVATION	[***]
0228E308A06	AIRPLANE FLIGHT MANUAL	[***]
0252A541A02	ENGLISH UNITS FOR FLIGHT AND OPERATIONS MANUALS, CDS INDICATIONS, AND FMCS PARAMETERS - CELSIUS TEMPERATURE	[***]
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[***]
0315E447F96	CERTIFIED OPERATIONAL WEIGHTS AND STRUCTURAL DESIGN WEIGHTS	[***]
1110E388X57	EXTERIOR REGULATORY MARKINGS AND COLOR SCHEME	[***]
1110E388X58	EXTERIOR NON-REGULATORY MARKINGS	[***]
1110F086A19	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REPLACEMENT - ETOPS HERO LIVERY	[***]
1130E308A14	LIGHTED SIGNS - BI-LINGUAL ENGLISH/SPANISH	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

1130E388X53	INTERIOR PLACARDS AND MARKERS	[***]
1130E559Y11	CARGO COMPARTMENT PLACARDS - ENGLISH ONLY	[***]
2103D839A04	AC HEAT EXCHANGER OUTLET TEMPERATURE MONITORING SENSOR - INSTALLATION	[***]
2130-000010	600 FPM CABIN PRESSURE ASCENT RATE	[***]
2130-000015	750 FPM CABIN PRESSURE DESCENT RATE	[***]
2160-000025	CABIN TEMPERATURE INDICATION - DEGREES FAHRENHEIT	[***]
2170-000021	OZONE CONTROL - SPACE PROVISIONS FOR CATALYTIC CONVERTERS	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000123	AUTOFLIGHT - FLIGHT DIRECTOR TAKEOFF MODE WINGS LEVEL	[***]
2210-000128	AUTOFLIGHT - CONTROL WHEEL STEERING WARNING	[***]
2210-000142	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]
2210C175A38	AUTOFLIGHT - GO-AROUND ROLL MODE - LNAV	[***]
2230-000137	AUTOTHROTTLE - FMCS - TAKEOFF PROFILE THRUST REDUCTION ALTITUDE	[***]
2310C410A91	COMMUNICATIONS CONTROL PANELS - DUAL GABLES RADIO TUNING PANELS CAPABLE OF (2) HF SYSTEMS AND (3) VHF SYSTEMS (8.33 KHZ CAPABLE) - P/N G7404-124 - BFE/SPE	[***]
2310E437G55	MP - COMMUNICATIONS CONTROL PANELS - DELETION OF REDUNDANT WIRING	[***]
2312A639A46	VHF COMMUNICATIONS - ACTIVATION OF KEYLINE TIMER	[***]
2312E173A49	VHF COMMUNICATIONS - TRIPLE HONEYWELL ARINC 750 RTA-50D VHF FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 965-1696-021 - BFE/SPE	[***]
2315D347A65	SATCOM - PARTIAL WIRING AND MOUNTING PROVISIONS - ROCKWELL COLLINS ICS-300 IRIDIUM SATCOM SYSTEM WITH A SINGLE TOP MOUNTED DUAL ELEMENT IRIDIUM ANTENNA	[***]
2321-000050	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N 1200008-000 - BFE/SPE	[***]
2321-000063	SELCAL - ANNUNCIATION ON AUDIO SELECTOR PANELS	[***]
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	[***]
2322E516A03	CMU - INSTALLATION OF HONEYWELL MARK II ARINC 758 LEVEL AOA CMU W/ARINC SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 965-0758-006 - BFE / SPE	[***]
2322E516A28	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	[***]
2324D197A18	EMERGENCY LOCATOR TRANSMITTER (ELT) - ACR ELECTRONICS AUTOMATIC FIXED - WITH NAVIGATION INTERFACE UNIT (NIU) - MODE S BROADCAST - WITH ANTENNA P/N 110-337 - BFE/SPE	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

2331B754B15	PASSENGER ADDRESS (PA) SYSTEM - ARINC 715 - ROCKWELL COLLINS AMPLIFIER - BFE/SPE	[***]
2331E097A10	PRAM/BMM SYSTEM - PANASONIC - FASTEN SEAT BELT/DECOMPRESSION DISCRETES ACTIVATED - BFE/SPE	[***]
2342E559Y13	CABIN INTERPHONE SYSTEMS - ATTENDANT HANDSETS WITH UNIQUE MARKINGS	[***]
2350A150D50	AUDIO INTEGRATING - INHIBIT AURAL ALERT TRANSMISSIONS THROUGH CAPTAIN, FIRST OFFICER'S AND FIRST OBSERVER'S HEADPHONES	[***]
2350B872A08	AUDIO CONTROL PANEL - INTEGRATED SELCAL, CREW CALL, AND SATCOM FUNCTIONS - INSTALLATION - 3 VHF/2 HF	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351D360C80	PASSENGER CABIN MEDICAL COMMUNICATIONS SYSTEM - BOEING SKY INTERIOR	[***]
2371B628B41	VOICE RECORDER - RECORDER INDEPENDENT POWER SUPPLY (RIPS) - AFT LOWERED CEILING	[***]
2371E568A71	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-003 AND P/N 980-6116-001 - BFE/SPE	[***]
2451-000036	GALLEY G1 POWER - 12 KVA	[***]
2451A694A83	GALLEY G2 POWER PROVISIONS- 17.25 KVA	[***]
2500E388Y03	ATTENDANT STATION - PARTIAL PROVISIONS - DOUBLE ATTENDANT SEAT, HANDSET, ATTENDANT WORKLIGHT, EMERGENCY EQUIPMENT, AND ATTENDANT SERVICE UNIT - STA 949 RH	[***]
2500E559Y59	NON-CERTIFIED FLYAWAY KIT - FIRST AID KIT BRACKETS	[***]
2513C410C22	FLIGHT COMPARTMENT ACCOMMODATIONS - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICER'S CONTROL COLUMNS	[***]
2513E437A99	LOG BOOK HOLDER - INSTALLATION - ON AFT FACE OF P8 AISLESTAND	[***]
2514E388X62	PASSENGER CABIN LINING - ENHANCED AIR RETURN GRILLE FASTENING PROVISIONS	[***]
2520C995T39	INTERIOR COLOR AND MATERIAL - UNIQUE DECORATIVE LAMINATE - VERTICAL WALLS	[***]
2520E388X63	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[***]
2523E388X64	PASSENGER SERVICE UNITS - 737 BOEING SKY INTERIOR	[***]
2524E388X73	FULL HEIGHT WINDSCREEN/STOWAGE UNIT - AFT OF DOOR 1, LEFT - BFE/SPE	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

2524E388X75	FORWARD RIGHT HAND FULL HEIGHT CLOSET - AFT STA 343 - BFE/SPE	[***]
2525A627A07	DOUBLE ATTENDANT SEAT - WALL MOUNTED - STA 304	[***]
2525C204K04	HIC AND FEMUR LOAD COMPLIANCE - ECONOMY CLASS SEATS	[***]
2525C204K05	HIC AND FEMUR LOAD COMPLIANCE - ATTENDANT SEATS	[***]
2525E388X66	ECONOMY CLASS SEATS - BFE/SPE	[***]
2525F135B11	MP - PASSENGER COMPARTMENT SEATS - REVISION - MERIDIAN SEAT UPDATES - ROCKWELL COLLINS INC - BFE	[***]
2527E388X67	FLOOR COVERING - CARPET - BFE/SPE	[***]
2527E388X68	FLOOR COVERING - GALLEY AND ENTRYWAY FLOOR MAT - BFE/SPE	[***]
2528C204J16	FIRST FORWARD CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[***]
2528C204J20	FIRST MID CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[***]
2528C204J22	SECOND MID-CABIN CENTER OVERHEAD STOWAGE COMPARTMENT - PROVISIONED FOR PALLETIZED EQUIPMENT OR LIFE RAFT - 737 BOEING SKY INTERIOR	[***]
2528E388X69	LITERATURE POCKETS	[***]
2528E388X71	OVERHEAD STOWAGE BINS - 737 BOEING SKY INTERIOR	[***]
2529C204J81	FORWARD ATTENDANT WORKSTATION - PANEL & HANDSET - BOEING SKY INTERIOR	[***]
2530E388X74	GALLEY PART NUMBERS - STANDARD EFFORT - BFE/SPE	[***]
2530E388X76	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]
2530E388X77	GALLEY CHILLER - AFT G4B GALLEY - PROVISIONS	[***]
2530E559K26	GALLEY G1 - AFT STATION 293 - BFE/SPE	[***]
2540D347A92	LA ADVANCED LAVATORY	[***]
2540E388X78	LA ADVANCED LAVATORY 2.0 SELECTABLES	[***]
2540E388X79	LD ADVANCED LAVATORY 2.0 SELECTABLES	[***]
2540E388X80	LE ADVANCED LAVATORY 2.0 SELECTABLES	[***]
2560-000269	CREW LIFE VEST STOWAGE - FLIGHT DECK, SECOND OBSERVER - CAPTAIN'S SEAT BACK	[***]
2560C410D09	CREW LIFE VESTS - FLIGHT DECK, WITH SECOND OBSERVER - EASTERN AERO MARINE INC - P/N P01202-301C - BFE/SPE	[***]
2562E388X81	OVERWATER EMERGENCY EQUIPMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[***]
2564E388X93	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - BFE/SPE - 737 BOEING SKY INTERIOR	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

2564F086A27	MP - DETACHABLE EMERGENCY EQUIPMENT - ADDITION - PASSENGER COMPARTMENT - OXYGEN BOTTLE AND MASK - AVOX - BFE	[***]
2622E088A14	APU FIRE EXTINGUISHER BOTTLE - COMMON WITH ENGINE BOTTLES	[***]
2841-000004	STANDARD FUEL SYSTEM ACCURACY - NO FUEL DENSITOMETERS	[***]
2841-000012	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	[***]
2844-000019	FUEL MEASURING STICKS IN LINEAR UNITS WITH CONVERSION TABLES IN U.S. GALLONS	[***]
2911-000042	ENGINE-DRIVEN HYDRAULIC PUMPS WITH VESPEL SPLINE - EATON (VICKERS) - 10-62167	[***]
2911-000043	AC MOTOR-DRIVEN HYDRAULIC PUMPS - PARKER (ABEX) - 10-60556	[***]
3041-000003	NO HEATED FLIGHT COMPARTMENT NUMBER 3 WINDOW	[***]
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	[***]
3131E103A15	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - CATIIIB/IAN/GLS/NPS CAPABLE - WITH ACMS CAPABILITY - ONS - SFE	[***]
3131E568A70	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-003 - BFE/SPE	[***]
3132E437D33	ARINC 615 PORTABLE DATA LOADER CONNECTOR - INSTALLATION - FLIGHT DECK - P61-4 MAINTENANCE BITE PANEL	[***]
3133-000123	ARINC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[***]
3135E526B33	ONBOARD NETWORK SYSTEM - QUICK ACCESS RECORDER - DAR OUTPUT	[***]
3161-000133	ENGINE FUEL FLOW - FULL TIME DISPLAY - PRIMARY ENGINE DISPLAY UNIT	[***]
3161C175A22	ENGINE OIL QUANTITY DISPLAY - PERCENT - ENGINE DISPLAY	[***]
3162-000018	ATTITUDE COMPARATOR - FLASHING - ADI	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000028	RADIO ALTITUDE - BELOW ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000036	LANDING ALTITUDE REFERENCE BAR - PRIMARY FLIGHT DISPLAY	[***]
3162-000040	BARO MINIMUMS POINTER - DISPLAYED ON SELECTION OF RADIO ALTITUDE MINIMUMS - PRIMARY FLIGHT DISPLAY	[***]
3162-000044	TCAS RESOLUTION ADVISORY - VSI	[***]
3162-000051	ILS LOCALIZER DEVIATION EXPANDED SCALE - AUTOPILOT OR FLIGHT DIRECTOR MODE	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000064	RANGE ARCS - NAVIGATION DISPLAY	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

3162-000079	MANUALLY TUNED VOR SELECTED COURSE LINES DISPLAYED - NAVIGATION DISPLAY	[***]
3162-000084	TCAS 3 NM RANGE RING - NAVIGATION DISPLAY	[***]
3162-000088	AIRSPEED BUG - ENABLED - 80 KNOT SETTING - MACH AIRSPEED INDICATOR	[***]
3162A627A36	CDS - SOFTWARE ACTIVATION - VNAV SPEED BANDS - ENABLE	[***]
3162C594A29	CDS - SOFTWARE ACTIVATION - NAVIGATION PERFORMANCE SCALES - ENABLE	[***]
3162E437C94	FLIGHT AND NAVIGATION DISPLAYS - LANDING SYS ELECTRONIC PLACARD WORKSHEET - AUXILIARY DISPLAY	[***]
3244-000008	SERVICE INTERPHONE CONNECTOR - EXTERNAL POWER PANEL	[***]
3245B290A77	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - GOODRICH - INSTALLATION WITH SFE 12 PR, 235 MPH RATED RADIAL TIRES	[***]
3245B290A92	BRAKES - CARBON - GOODRICH	[***]
3245C927A08	WHEELS AND TIRES - MAIN LANDING GEAR - WHEELS FOR CARBON BRAKES - GOODRICH - INSTALLATION WITH 30-PR, 235 MPH RADIAL TIRES	[***]
3321C869A65	PASSENGER CABIN LIGHTING - SINGLE-ZONE CONTROL - 737 BOEING SKY INTERIOR	[***]
3324C195A04	NO SMOKING SIGN - SILK SCREENED SYMBOL AND RETAIN CHIME FUNCTION	[***]
3350E097A38	EMERGENCY ESCAPE PATH LIGHTING - FLOOR MOUNTED - NARROW COLOR PHOTOLUMINESCENT	[***]
3412-000022	DUAL ELEMENT NON-ASPIRATED TAT PROBE	[***]
3430E717A25	MULTI-MODE RECEIVER (MMR) - HONEYWELL - P/N 69002600-0101 - BFE/SPE	[***]
3431C175A06	NAVIGATION CONTROL PANEL (NCP) - GNSS LANDING SYSTEM (GLS) CAPABLE - GABLES - P/N G7501-01- BFE/SPE	[***]
3433E954A02	LOW RANGE RADIO ALTIMETER (LRRA)- CAT IIIB CAPABLE - HONEYWELL - P/N 066-50007-0631 - BFE/SPE	[***]
3436D972A01	HEAD-UP DISPLAY (HUD) - PARTIAL PROVISIONS FOR SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE	[***]
3436D972A02	HEAD-UP DISPLAY (HUD) - INSTALLATION OF SINGLE ROCKWELL COLLINS HEAD-UP GUIDANCE SYSTEM (HGS) MODEL 6000 WITH MCDU INTERFACE - STC CERTIFIED - BFE/SPE	[***]
3443B696L73	SINGLE WEATHER RADAR SYSTEM CONTROL PANEL - HONEYWELL RDR-4000 RADAR SYSTEM - P/N 930-5101-001 - BFE/SPE	[***]
3443E032A44	SINGLE WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - HONEYWELL RDR-4000, VERSION 2 TRANSCEIVER - 930-2000-001 - BFE/SPE	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

3443E706F79	MP - WEATHER RADAR (WXR) SYSTEM - REPLACEMENT - HONEYWELL MODEL RDR-4000 - WITH VERSION 2 SOFTWARE - WXR TRANSMITTER/RECEIVER P/N 930-2000-010 IN LIEU OF P/N 930-2000-001 - BFE	[***]
3445C594B01	TCAS SYSTEM - HONEYWELL TCAS COMPUTER P/N 940-0351-001 - TCAS CHANGE 7.1 COMPLIANT - BFE/SPE	[***]
3446-000046	LOW VOLUME FOR ALTITUDE CALLOUTS	[***]
3446-000049	500 SMART CALLOUT INHIBITED	[***]
3446-000057	GROUND PROXIMITY WARNING SYSTEM ALTITUDE CALLOUTS - 100, 50, 30, 10	[***]
3446C174A14	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT (VARIABLE CALLOUT BELOW 130 FT) - ENABLE	[***]
3453E052A56	ATC SYSTEM - HONEYWELL ATC TRANSPONDER P/N 066-01212-0301 - ADS-B OUT DO-260B COMPLIANT - HONEYWELL CONTROL PANEL P/N 071-01503-2601 - BFE/SPE	[***]
3455E954A03	DISTANCE MEASURING EQUIPMENT (DME) - SCANNING INTERROGATOR - HONEYWELL P/N 066-50013-1511 - BFE/SPE	[***]
3461A150B73	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ENGINE-OUT STANDARD INSTRUMENT DEPARTURES (SID'S) - ENABLE	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATION DATA LINK (AOC DL) - FEATURE ACTIVATION	[***]
3461A425A30	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS)- ABEAM WAYPOINTS- ENABLE	[***]
3461A425A48	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ACTIVATE COLOR OPERATION	[***]
3461A890A76	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DISPLAY - MISSED APPROACH IN CYAN UNTIL ACTIVE - ENABLE	[***]
3461B430C49	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - REQUIRED NAVIGATION PERFORMANCE (RNP) DEFAULT VALUE CHANGE	[***]
3461B696K97	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - VERTICAL RNP DEFAULT VALUE - REVISION	[***]
3461C175A11	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[***]
3461C175A14	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - FANS CAPABLE MCDU WITH ATC KEYBOARD - INSTALLATION-SFE	[***]
3461C175A32	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - COMMON VNAV - ENABLE	[***]
3461C175A33	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - ADDITIONAL CONTROL DISPLAY UNIT (CDU) FIX PAGES - ENABLE	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

3461C175A34	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SPEED PROPAGATION FROM THE CRUISE PAGE TO THE DESCENT PAGE - ENABLE	[***]
3461C430J05	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - VOR INHIBIT	[***]
3461C594A26	FLIGHT MANAGEMENT COMPUTING SYSTEM (FMCS) - INTENT DATA TRANSMITTED TO ACARS - ENABLE	[***]
3511E837B11	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - FIRST OBSERVER - AVOX - BFE/SPE	[***]
3511E837B17	CREW OXYGEN MASKS - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AVOX - BFE/SPE	[***]
3511E837B22	CREW OXYGEN MASK - FULL FACE MASK WITH BUILT-IN SMOKE GOGGLES - SECOND OBSERVER - AVOX - BFE/SPE	[***]
3811-000017	POTABLE WATER - SERVICEABLE TO 40 GALLONS	[***]
3812-000002	NO WATER QUANTITY GAUGE - WATER SERVICE PANEL	[***]
3832-000076	NO SENSOR FOULED LIGHT - COVER PLATE	[***]
3832-000078	NO WASTE QUANTITY GAUGE - COVER PLATE	[***]
3910E437A86	AFT ELECTRONICS PANEL ARRANGEMENT WITH TWO RADIO TUNING PANELS AND ARINC 740 PRINTER PROVISIONS	[***]
4435E484D00	HIGH SPEED COMMUNICATION - PARTIAL PROVISIONS - GLOBAL EAGLE ENTERTAINMENT CABIN NETWORK SYSTEM WITH KU BAND CONNECTIVITY - THREE WIRELESS ACCESS POINTS (WAP) - 737 BOEING SKY INTERIOR	[***]
4435E484D49	HIGH-SPEED COMMUNICATIONS - SYSTEM INSTALLATION INTO PARTIAL PROVISIONS FOR A WIRELESS CABIN NETWORK WITH 3 CABIN WIRELESS LAN UNITS (CWLU) AND KU BAND CONNECTIVITY - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	[***]
4435E484D79	HIGH-SPEED COMMUNICATIONS - BROADBAND CONTROL PANEL WITH THREE POSITION SWITCH	[***]
4435E484D92	HIGH-SPEED COMMUNICATIONS - INSTALLATION - OPERATIONAL SOFTWARE - GLOBAL EAGLE ENTERTAINMENT - CSE/SPE	[***]
4435E526E63	HIGH-SPEED COMMUNICATIONS - STRUCTURAL PROVISIONS - TRI-BAND RADOME	[***]
4435E837C85	HIGH-SPEED COMMUNICATIONS - TRI-BAND RADOME INSTALLATION - BLUE COLOR (BAC 51705)	[***]
4610E526A81	ONBOARD NETWORK SYSTEM - PARTIAL PROVISIONS - GROUND BASED CONNECTIVITY	[***]
4610E526B92	ONBOARD NETWORK SYSTEM - CELLULAR AND WIFI GROUND BASED CONNECTIVITY - WIRELESS WIDE AREA NETWORK UNIT (WWU) - BFE/SPE	[***]
4610E526E60	ONBOARD NETWORK SYSTEM - ACTIVATION OF ONS-ACARS CMU INTERFACE	[***]
5231A561C54	CARGO DOOR - SOLID SKIN	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

5300-000027	UNDERSEAT FLOOR PANELS, LOW TRAFFIC CAPABILITY	[***]
5352A298A28	RADOME- NORDAM- SFE	[***]
7200D422A09	CFM LEAP-1B ENGINES - 1B27C RATING	[***]
MISC THRUST-1	THRUST PRICING ADJUSTMENT FOR SIDE LETTER PRICING	[***]
7900-000116	LUBRICATING OIL - MOBIL JET II	[***]
MISC	INTERIOR ALLOWANCE	[***]

	TOTALS:	[***]

SWA-PA-03729-EXA2	SA-8

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

Between

THE BOEING COMPANY

And

Southwest Airline

Supplemental Exhibit BFE2
to Purchase Agreement Number PA-03729

SWA-PA-03729-BFE2	SA-8

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-7 AIRCRAFT

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.Supplier Selection.
Customer will:
Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	2/1/2018

Galley Inserts	2/1/2018

Seats (passenger)	2/1/2018

Overhead & Audio System	2/1/2018

In-Seat Video System	2/1/2018

Miscellaneous Emergency Equipment	4/1/2018

Cargo Handling Systems* (Single Aisle Programs only)	8/1/2018

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

SWA-PA-03729-BFE2	SA-8

BOEING PROPRIETARY

2.     On-dock Dates and Other Information
On or before nine (9) months prior to Aircraft delivery, Boeing will provide to Customer the BFE requirements electronically through My Boeing Fleet (MBF) in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Apr-2019	3	02/20/19	02/13/19	12/25/18	02/13/19	02/13/19	02/13/19	11/09/18	01/30/19	10/09/18	01/15/19
May-2019	2	03/22/19	03/15/19	01/24/19	03/15/19	03/15/19	03/15/19	12/11/18	03/01/19	11/08/18	02/14/19
Aug-2019	2	06/24/19	06/17/19	04/26/19	06/17/19	06/17/19	06/17/19	03/13/19	06/03/19	02/08/19	05/17/19
Jan-2023	1	11/23/22	11/16/22	09/27/22	11/16/22	11/16/22	11/16/22	08/12/22	11/02/22	07/12/22	10/18/22
Feb-2023	1	12/23/22	12/16/22	10/27/22	12/16/22	12/16/22	12/16/22	09/13/22	12/02/22	08/11/22	11/17/22
Mar-2023	1	01/20/23	01/13/23	11/24/22	01/13/23	01/13/23	01/13/23	10/11/22	12/30/22	09/08/22	12/15/22
Apr-2023	1	02/22/23	02/15/23	12/27/22	02/15/23	02/15/23	02/15/23	11/11/22	02/01/23	10/11/22	01/17/23
May-2023	1	03/22/23	03/15/23	01/24/23	03/15/23	03/15/23	03/15/23	12/09/22	03/01/23	11/08/22	02/14/23
Jun-2023	1	04/24/23	04/17/23	02/24/23	04/17/23	04/17/23	04/17/23	01/11/23	04/03/23	12/09/22	03/17/23
Jul-2023	1	05/24/23	05/17/23	03/28/23	05/17/23	05/17/23	05/17/23	02/10/23	05/03/23	01/10/23	04/18/23
Aug-2023	1	06/22/23	06/15/23	04/26/23	06/15/23	06/15/23	06/15/23	03/13/23	06/01/23	02/08/23	05/17/23
Sep-2023	1	07/25/23	07/18/23	05/29/23	07/18/23	07/18/23	07/18/23	04/13/23	07/04/23	03/13/23	06/19/23
Oct-2023	1	08/23/23	08/16/23	06/27/23	08/16/23	08/16/23	08/16/23	05/12/23	08/02/23	04/11/23	07/18/23
Nov-2023	1	09/22/23	09/15/23	07/27/23	09/15/23	09/15/23	09/15/23	06/13/23	09/01/23	05/11/23	08/17/23
Dec-2023	1	10/24/23	10/17/23	08/28/23	10/17/23	10/17/23	10/17/23	07/13/23	10/03/23	06/12/23	09/18/23
Jan-2024	1	11/22/23	11/15/23	09/26/23	11/15/23	11/15/23	11/15/23	08/11/23	11/01/23	07/11/23	10/17/23
Feb-2024	1	12/25/23	12/18/23	10/27/23	12/18/23	12/18/23	12/18/23	09/13/23	12/04/23	08/11/23	11/17/23
Mar-2024	1	01/23/24	01/16/24	11/27/23	01/16/24	01/16/24	01/16/24	10/12/23	01/02/24	09/11/23	12/18/23
Apr-2024	1	02/21/24	02/14/24	12/26/23	02/14/24	02/14/24	02/14/24	11/10/23	01/31/24	10/10/23	01/16/24
May-2024	1	03/22/24	03/15/24	01/25/24	03/15/24	03/15/24	03/15/24	12/12/23	03/01/24	11/09/23	02/15/24
Jun-2024	1	04/24/24	04/17/24	02/27/24	04/17/24	04/17/24	04/17/24	01/12/24	04/03/24	12/12/23	03/19/24
Jul-2024	1	05/22/24	05/15/24	03/26/24	05/15/24	05/15/24	05/15/24	02/09/24	05/01/24	01/09/24	04/16/24
Aug-2024	1	06/24/24	06/17/24	04/26/24	06/17/24	06/17/24	06/17/24	03/13/24	06/03/24	02/09/24	05/17/24
Sep-2024	1	07/24/24	07/17/24	05/28/24	07/17/24	07/17/24	07/17/24	04/12/24	07/03/24	03/12/24	06/18/24
Oct-2024	1	08/22/24	08/15/24	06/26/24	08/15/24	08/15/24	08/15/24	05/13/24	08/01/24	04/10/24	07/17/24
Nov-2024	1	09/24/24	09/17/24	07/29/24	09/17/24	09/17/24	09/17/24	06/13/24	09/03/24	05/13/24	08/19/24
Total	30

SWA-PA-03729-BFE2	SA-8

BOEING PROPRIETARY

3.     Additional Delivery Requirements - Import
Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

SWA-PA-03729-BFE2	SA-8

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106463R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Open Matters
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the Aircraft program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the Aircraft program develops as follows:

1.Aircraft Delivery Schedule.
1.1[***]

1.2    Customer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such review and discussions, Boeing will use its best commercially reasonable efforts to meet Customer’s fleet needs.

SWA-PA-03729-LA-1106463R3	SA-8
Open Matters	Page 1
BOEING PROPRIETARY

2.Reserved.
3. Other Letter Agreements.
Boeing and Customer acknowledge that as they work together to develop the Aircraft program and as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute additional letter agreements or amend letter agreements addressing one or more of the following:

3.1Software. Additional provisions relating to software and software loading.
3.2 Reserved.
3.3 Reserved
4. Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106463R3	SA-8
Open Matters	Page 2
BOEING PROPRIETARY

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	December 20, 2017

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106463R3	SA-8
Open Matters	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
SWA-PA-03729-LA-1106474R2

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Option Aircraft
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737-8 aircraft as option aircraft (Option Aircraft).

2.     Delivery
The number of Option Aircraft and delivery dates are listed in the Attachment 1 to this Letter Agreement.

3.     Configuration
3.1Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 7378 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 0). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.2Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

SWA-PA-03729-LA-1106474R2	SA-8
Option Aircraft	Page 1
BOEING PROPRIETARY

4.[***]

5.[***]

SWA-PA-03729-LA-1106474R2	SA-8
Option Aircraft	Page 2
BOEING PROPRIETARY

6.[***]

7.Reserved

8.[***]

9.     Assignment

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.

10.     Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations

SWA-PA-03729-LA-1106474R2	SA-8
Option Aircraft	Page 3
BOEING PROPRIETARY

(including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 20, 2017

SOUTHWEST AIRLINES CO.
By	/s/ Chris Monroe
Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106474R2	SA-8
Option Aircraft	Page 4
BOEING PROPRIETARY

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8 Engine Model/Thrust: CFMLEAP-1B28(1)	181,200 pounds 28,800 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	D019A008-P (5/1/2017) Jul-11	4Q16 External Fcst ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA-1106474 107813. TXT	BOEING PROPRIETARY	SA-8 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Dec-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA-1106474 107813. TXT	BOEING PROPRIETARY	SA-8 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA-1106474 107813. TXT	BOEING PROPRIETARY	SA-8 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
May-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729-LA-1106474 107813. TXT	BOEING PROPRIETARY	SA-8 Page 4

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jun-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Total:	155

* [***]

Note:
(1)[***]

SWA‑PA‑03729-LA-1106474 107813. TXT	BOEING PROPRIETARY	SA-8 Page 5

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106475R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:	[***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)     Letter Agreement SWA-PA-03729-LA-1106474 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[***]

SWA-PA-03729-LA-1106475R3	SA-8
[***]	Page 1
BOEING PROPRIETARY

SWA-PA-03729-LA-1106475R3	SA-8
[***]	Page 2
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***]
to Customer and in consideration
of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.     Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance,

SWA-PA-03729-LA-1106475R3	SA-8
[***]	Page 3
BOEING PROPRIETARY

administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe
Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106475R3	SA-8
[***]	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106476R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of Aircraft General Terms Agreement dated as of December 13, 2011 identified as SWA-AGTA between Boeing and Customer (AGTA). This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.[***]

SWA-PA-03729-LA-1106476R2	SA-8
[***]	Page 1
BOEING PROPRIETARY

2.[***]

3.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

SWA-PA-03729-LA-1106476R2	SA-8
[***]	Page 2
BOEING PROPRIETARY

4.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106476R2	SA-8
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

SWA-PA-03729-LA-1106484R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.Defined Terms: The following capitalized terms have the following meaning:
1.1[***]
1.2[***]
1.3Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter.

2.[***]

3.[***]

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 1
BOEING PROPRIETARY

4.[***]

5.[***]

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 2
BOEING PROPRIETARY

6.[***]

7.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 3
BOEING PROPRIETARY

confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 4
BOEING PROPRIETARY

Attachment A
[***]

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 5
BOEING PROPRIETARY

    Attachment B
                [***]

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 6
BOEING PROPRIETARY

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 7
BOEING PROPRIETARY

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 8
BOEING PROPRIETARY

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 9
BOEING PROPRIETARY

SWA-PA-03729-LA-1106484R1	SA-8
[***]	Page 10
BOEING PROPRIETARY

SWA-PA-03729-LA-1301170R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject: [***]
Reference:	Purchase Agreement No. PA-03729 (Purchase Agreement) between
The Boeing Company (Boeing) and Southwest Airlines Co. (Customer)
relating to Model 737-8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[***]

SWA-PA-03729-LA-1301170R2	SA-8
[***]	Page 1
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***]described in this Letter Agreement are provided [***]in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance,

SWA-PA-03729-LA-1301170R2	SA-8
[***]	Page 2
BOEING PROPRIETARY

administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1301170R2	SA-8
[***]	Page 3
BOEING PROPRIETARY

SWA-PA-03729-LA-1106467R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No.PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.[***]

SWA-PA-03729-LA-1106467R2	SA-8
[***]	Page 1
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***]described in this Letter Agreement are provided [***]in consideration of Customer’s taking title to the 737-8 Aircraft at time of delivery and becoming the operator of such 737-8 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same

SWA-PA-03729-LA-1106467R2	SA-8
[***]	Page 2
BOEING PROPRIETARY

form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,
THE BOEING COMPANY

By:	/s/ Kyle Kersavage
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	December 20, 2017

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	Chris Monroe
SVP, Finance

SWA-PA-03729-LA-1106467R2	SA-8
[***]	Page 3
BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENT NO. 9

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 9 (SA-9), entered into as of February 8, 2018, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA9 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement.
WHEREAS, Boeing and Customer agree to accelerate the deliveries of certain 737-8 Aircraft as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft, attached hereto.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA-9 and is identified by “SA-9”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.TABLES.

SWA-PA-03729	1	SA-9
BOEING PROPRIETARY

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-9") attached hereto and incorporated into the Purchase Agreement by this reference.

3.ADVANCE PAYMENT IMPACTS.

3.1 The revisions applied to Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, result in [***]

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.

By:	/s/ Kyle Kersavage	By:	/s/ Chris Monroe

Its:	Attorney-In-Fact		Its: Chris Monroe
SVP, Finance

SWA-PA-03729	2	SA-9
BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-9
1B	737-7 Aircraft Information Table	SA-8
EXHIBIT
A1	737-8 Aircraft Configuration	SA-8
A2	737-7 Aircraft Configuration	SA-8
B*	Aircraft Delivery Requirements and
Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional
Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent
Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8

SWA-PA-03729		SA-9
	BOEING PROPRIETARY	Page 1

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106473R1	[***]	SA-5
SWA-PA-03729-LA-1106474R2	Option Aircraft	SA-8
	Attachment 1	SA-8
SWA-PA-03729-LA-1106475R3	[***]	SA-8
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R1	[***]	SA-8
	Attachment A	SA-8
	Attachment B	SA-8
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1

SWA-PA-03729		SA-9
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1210419	[***]
SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R2	[***]	SA-8
SWA-PA-03729-LA-1400371	[***]	SA-7
SASWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]
SA-7
SWA-PA-03729-LA-1602486	[***]	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-9
	BOEING PROPRIETARY	Page 3

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-	[***]	SA-2	Deleted under
LA-1106472R1			SA-4
SWA-PA-	[***]	SA-2	Deleted under
01810/03729-LA-			SA-4
1301169

SWA-PA-03729		SA-9
	BOEING PROPRIETARY	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	D019A008-P (5/1/2017) Jul-11	ECI-MFG/CPI
Engine Model/Thrust:	CFMLEAP-1B288(2)	28,800 pounds
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	1	[***]	36929†	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]	42558†, 42559†	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	42563, 42566†, 42567	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42544	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42570	[***]	C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36988†	[***]	A		[***]	[***]	[***]	[***]	[***]
Dec-2017	1	[***]	42554†	[***]	C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	36989†	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	42571	[***]	C		[***]	[***]	[***]	[***]	[***]
Apr-2018	1	[***]	42546	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42572	[***]	C		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42547	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42556†	[***]	C		[***]	[***]	[***]	[***]	[***]
Aug-2018	3	[***]	42548, 37019, 42549	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42574	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42575	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2018	2	[***]	42573, 42576	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2018	1	[***]	42577	[***]			[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813 / 108198	BOEING PROPRIETARY	SA-9 Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Dec-2018	4	[***]	37042, 42550, 42551, 37043	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2019	2	[***]	65437, 65436	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2019	2	[***]	65471, 65438	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	65439	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	65440	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	42536	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	65473	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	36722	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	42537	[***]	A		[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]	36727	[***]	B		[***]	[***]	[***]	[***]	[***]
Mar-2020	2	[***]	42579, 42580	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	42539	[***]	A		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	65441	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	42553	[***]	A		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	35970	[***]	B		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	42607	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	65442	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]	42540	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2020	2	[***]	65443, 65444	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]	42541	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	65445, 65446	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]	33941	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2020	3	[***]	65447, 65448, 65472	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	42615	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	42543	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	65474	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	36733	[***]	B		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	65475	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]	33940	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	35974	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	65450	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813 / 108198	BOEING PROPRIETARY	SA-9 Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2021	1	[***]	65449	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	65451	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	42648	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	65452	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]	42649, 42650, 42651	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	65454	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	65453	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]	42652, 42653, 42654	[***]			[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	65455	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	65456	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]	42655, 42656, 42670	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	65457	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]	42657, 42658, 42671	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	65460	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]	65459, 65458	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	65461	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2021	2	[***]	65463, 65462	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	65466	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2021	2	[***]	65465, 65464	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	65467	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]	65468	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	65469	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	65470	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2022	2	[***]	42678, 42679	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]	42680, 42681, 42688	[***]			[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]	42682, 42683, 42684	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	42685, 42686, 42687	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2022	2	[***]	42689, 42690	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]	42693, 42695	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]	42560, 42565	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]	42562, 42564	[***]			[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813 / 108198	BOEING PROPRIETARY	SA-9 Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2023	1	[***]	42557	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	36732	[***]	B		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42555	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	38806	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2023	2	[***]	42594, 42568	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	42581	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	37034	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	42597, 42582	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42593	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42552	[***]	A		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	42601, 42578	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42605	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42538	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	38815	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42583	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	42611, 42584, 42585	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	42612, 42596, 42599	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2024	3	[***]	38817, 35968, 35972	[***]	B		[***]	[***]	[***]	[***]	[***]
Apr-2024	2	[***]	42617, 42606	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	36736	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	42619, 42622, 42608	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42610	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42542	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2024	2	[***]	35963, 35967	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2024	2	[***]	42624, 42626	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	42630	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	36730	[***]	B		[***]	[***]	[***]	[***]	[***]
Oct-2024	2	[***]	42625, 42636	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	42639	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	35971	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	42628, 42640	[***]			[***]	[***]	[***]	[***]	[***]

SWA‑PA‑03729 107813 / 108198	BOEING PROPRIETARY	SA-9 Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Dec-2024	1	[***]	35975	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	42633, 42634	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	38804, 38805	[***]	B		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	42637, 42641, 42643	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2025	1	[***]	36729	[***]	B		[***]	[***]	[***]	[***]	[***]
Mar-2025	4	[***]	42644, 42645, 42646, 42647	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2025	4	[***]	42659, 42660, 42661, 42662	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	42663, 42664, 42666	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2025	3	[***]	42665, 42667, 42669	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	42668, 42672, 42673	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	42674, 42675, 42691	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	42676, 42677, 42694	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	42692, 42696, 42697	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	42698, 42699, 42700	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	42701, 42702, 42703	[***]			[***]	[***]	[***]	[***]	[***]

Total:	210

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† [***]
Notes:
(1) [***]
(2) [***]

SWA‑PA‑03729 107813 / 108198	BOEING PROPRIETARY	SA-9 Page 5

SUPPLEMENTAL AGREEMENT NO. 10

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 10 (SA-10), entered into as of March 29, 2018, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:

WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA10 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement.
WHEREAS, Customer has elected to exercise its right to purchase forty (40) option aircraft (the “Exercised Option Aircraft”), and to accelerate the scheduled deliveries of certain 737-8 Aircraft, as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft, attached hereto.
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1. TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA-10 and is identified by “SA-10”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

SWA-PA-03729	1	SA-10
BOEING PROPRIETARY

2. TABLES.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-10") attached hereto and incorporated into the Purchase Agreement by this reference.

3. LETTER AGREEMENTS.

Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R2, Option Aircraft, is deleted in its entirety and is replaced with the attached revised Attachment 1 to Letter Agreement SWA-PA-03729-LA-1106474R2.

4. ADVANCE PAYMENT IMPACTS.

4.1 The revisions applied to Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, result in [***]

4.2 [***]

4.3 [***]

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle Kersavage______	By: /s/ Chris Monroe________
Chris Monroe
Its: Attorney-In-Fact______	Its: SVP, Finance________

SWA-PA-03729	2	SA-10
BOEING PROPRIETARY

ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-10
1B	737-7 Aircraft Information Table	SA-8
EXHIBIT
A1	737-8 Aircraft Configuration	SA-8
A2	737-7 Aircraft Configuration	SA-8
B*	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables	SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1*	Service Life Policy Components

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 1

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R1	Substitute Aircraft	SA-2
SWA-PA-03729-LA-1106473R1	[***]	SA-5
SWA-PA-03729-LA-1106474R2	Option Aircraft	SA-8
	Attachment 1	SA-10
SWA-PA-03729-LA-1106475R3	[***]	SA-8
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R1	[***]	SA-8
	Attachment A	SA-8
	Attachment	BSA-8
SWA-PA-03729-LA-1106485*	[***]
SWA-PA-03729-LA-1209080	[***]	SA-1

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 2

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1210419	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R2	[***]	SA-8
SWA-PA-03729-LA-1400371	[***]	SA-7
SASWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]	SA-7
SWAPA03729LA1602486	[***]	SA-5

* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 3

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA-01810/03729-LA-1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-10
	BOEING PROPRIETARY	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW: 737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017)
Engine Model/Thrust: CFMLEAP-1B28(2)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	1	[***]	36929†	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	2	[***]	42558†, 42559†	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	36979, 36930, 36984	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	3	[***]	42563, 42566†, 42567	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	1	[***]	36934	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42544	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	1	[***]	42570	[***]	C		[***]	[***]	[***]	[***]	[***]
Nov-2017	1	[***]	36988†	[***]	A		[***]	[***]	[***]	[***]	[***]
Dec-2017	1	[***]	42554†	[***]	C		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	36989†	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2018	1	[***]	42571	[***]	C		[***]	[***]	[***]	[***]	[***]
Apr-2018	1	[***]	42546	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42572	[***]	C		[***]	[***]	[***]	[***]	[***]
Jun-2018	1	[***]	42547	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2018	1	[***]	42556†	[***]	C		[***]	[***]	[***]	[***]	[***]
Aug-2018	3	[***]	42548, 37019, 42549	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42574	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2018	1	[***]	42575	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2018	2	[***]	42573, 42576	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2018	1	[***]	42577	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2018	4	[***]	37042, 42550, 42551, 37043	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2019	1	[***]	42633	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2019	2	[***]	65437, 65436	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2019	3	[***]	42634, 42637, 42641	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2019	2	[***]	65471, 65438	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2019	4	[***]	42646, 42647, 42661, 42662	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2019	1	[***]	65439	[***]	OPEX		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107813 / 108198 / 108732	BOEING PROPRIETARY	SA-10 Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-2019	1	[***]	65440	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	42664	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	42536	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2019	1	[***]	65473	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	42666	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	36722	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2019	1	[***]	42537	[***]	A		[***]	[***]	[***]	[***]	[***]
Feb-2020	1	[***]	36727	[***]	B		[***]	[***]	[***]	[***]	[***]
Mar-2020	2	[***]	42579, 42580	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	42539	[***]	A		[***]	[***]	[***]	[***]	[***]
Apr-2020	1	[***]	65441	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	42669	[***]			[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	42553	[***]	A		[***]	[***]	[***]	[***]	[***]
May-2020	1	[***]	35970	[***]	B		[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	42607	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2020	1	[***]	65442	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]	42665	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2020	1	[***]	42540	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2020	2	[***]	65443, 65444	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	42672, 42673	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2020	1	[***]	42541	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2020	2	[***]	65445, 65446	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2020	3	[***]	42691, 42674, 42694	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2020	1	[***]	33941	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2020	3	[***]	65447, 65448, 65472	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	42615	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	42543	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2020	1	[***]	65474	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2020	2	[***]	42697, 42699	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	36733	[***]	B		[***]	[***]	[***]	[***]	[***]
Nov-2020	1	[***]	65475	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]	42703	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2020	1	[***]	33940	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	35974	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	65450	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2021	1	[***]	65449	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]	65451	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2021	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107813 / 108198 / 108732	BOEING PROPRIETARY	SA-10 Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2021	1	[***]	42648	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	1	[***]	65452	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	3	[***]	42649, 42650, 42651	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	65454	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	1	[***]	65453	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2021	3	[***]	42652, 42653, 42654	[***]			[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	65455	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
May-2021	1	[***]	65456	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jun-2021	3	[***]	42655, 42656, 42670	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2021	1	[***]	65457	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	3	[***]	42657, 42658, 42671	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]	65460	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	2	[***]	65459, 65458	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2021	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2021	1	[***]	65461	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2021	4	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2021	2	[***]	65463, 65462	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2021	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2021	1	[***]	65466	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2021	2	[***]	65465, 65464	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2021	1	[***]	65467	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2021	1	[***]	65468	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2021	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	65469	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2022	1	[***]	65470	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2022	2	[***]	42678, 42679	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2022	3	[***]	42680, 42681, 42688	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2022	3	[***]	42682, 42683, 42684	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	42685, 42686, 42687	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2022	2	[***]	42689, 42690	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2022	3	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2022	2	[***]	42693, 42695	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2022	3	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2022	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]	42560, 42565	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2023	2	[***]	42562, 42564	[***]			[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107813 / 108198 / 108732	BOEING PROPRIETARY	SA-10 Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2023	1	[***]	42557	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	36732	[***]	B		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	42555	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	38806	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2023	2	[***]	42594, 42568	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	42581	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	37034	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	42597, 42582	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42593	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	42552	[***]	A		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	42601, 42578	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42605	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	42538	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	38815	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	42583	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	42611, 42584, 42585	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	42612, 42596, 42599	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2024	3	[***]	38817, 35968, 35972	[***]	B		[***]	[***]	[***]	[***]	[***]
Apr-2024	2	[***]	42617, 42606	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	36736	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	42619, 42622, 42608	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42610	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	42542	[***]	A		[***]	[***]	[***]	[***]	[***]
Jul-2024	2	[***]	35963, 35967	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2024	2	[***]	42624, 42626	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	42630	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	36730	[***]	B		[***]	[***]	[***]	[***]	[***]
Oct-2024	2	[***]	42625, 42636	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	42639	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	35971	[***]	B		[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	42628, 42640	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2024	1	[***]	35975	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]	38804, 38805	[***]	B		[***]	[***]	[***]	[***]	[***]
Jan-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Feb-2025	1	[***]	42643	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2025	1	[***]	36729	[***]	B		[***]	[***]	[***]	[***]	[***]
Feb-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2025	2	[***]	42644, 42645	[***]			[***]	[***]	[***]	[***]	[***]

SWA-PA-03729 107813 / 108198 / 108732	BOEING PROPRIETARY	SA-10 Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
								At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2025	2	[***]	42659, 42660	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2025	1	[***]	42663	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	42667	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jul-2025	1	[***]	42668	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2025	1	[***]	42675	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2025	2	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2025	2	[***]	42676, 42677	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2025	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2025	2	[***]	42692, 42696	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2025	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Nov-2025	2	[***]	42698, 42700	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2025	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Dec-2025	2	[***]	42701, 42702	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2025	1	[***]		[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]

Total:	250

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† [***]
Notes:
(1) [***]
(2) [***]

(3) [***]

SWA-PA-03729 107813 / 108198 / 108732	BOEING PROPRIETARY	SA-10 Page 5

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-P (5/1/2017) 4Q16 External Fcst
Engine Model/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		[***]

Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):	[***]

Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):	[***]

Buyer Furnished Equipment (BFE) Estimate:		[***]

Seller Purchased Equipment (SPE) Estimate:		[***]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2022	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA 1106474 107813.TXT	BOEING PROPRIETARY	SA-10 Page 1

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jul-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2023	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jan-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA 1106474 107813.TXT	BOEING PROPRIETARY	SA-10 Page 2

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Feb-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Mar-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Apr-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
May-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2024	1	[***]	[***]	D	[***]	[***]	[***]	[***]	[***]
Dec-2024	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA 1106474 107813.TXT	BOEING PROPRIETARY	SA-10 Page 3

Attachment 1 To
Letter Agreement No. LA 1106474
Option Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Aircraft Block	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jun-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
May-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026	1	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026	2	[***]	[***]		[***]	[***]	[***]	[***]	[***]

Total:	115

* [***]

Note:
(1) [***]

SWA-PA-03729-LA 1106474 107813.TXT	BOEING PROPRIETARY	SA-10 Page 4

SWA-PA-03729-LA-1808800

Southwest Airlines Co.
2702 Love Field Drive
Dallas, Texas 75235

Attention:     Jon Stephens, Director - Fleet Transactions

Subject:    [***]

Reference:	A) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft (Aircraft)

B) [***]
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

3.[***]

4.Assignment.

SWA-PA-03729-LA-1808800
[***]	BOEING PROPRIETARY	LA Page 1

Unless otherwise noted herein,[***] described in this Letter Agreement is provided [***] in consideration of Customer taking delivery of the Aircraft [***] . This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information [***] . Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. [***]

[***]

Very truly yours,

THE BOEING COMPANY
By	/s/ Kyle Kersavage

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	10 DECEMBER 2018

SOUTHWEST AIRLINES CO.

By	/s/ Chris Monroe

Its	SVP Finance and Treasurer

SWA-PA-03729-LA-1808800
[***]	BOEING PROPRIETARY	LA Page 2